Exhibit 10.3

[emblem] EsSALUD

[Social Health Insurance of Peru]

THE PRIORITY IS THE INSURED

FINAL VERSION

PUBLIC-PRIVATE CONCESSION AGREEMENT FOR REMODELING AND

IMPLEMENTING INFRASTRUCTURE, EQUIPMENT, MANAGEMENT, AND

PROVISION OF CARE AND ADMINISTRATIVE SERVICES AT TORRE TRECCA

AUGUST 2010

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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INDEX

SECTION 1: BACKGROUND AND DEFINITIONS	9
BACKGROUND	9
DEFINITIONS	11
Allowed Debtee:	11
Infrastructure Delivery Certificate	11
Equipment Approval and Receipt Certificate	11
Infrastructure Approval and Receipt Certificate	11
Property Return Certificate	11
Direct Award:	11
Awardee	11
Accredited Insured	11
Competent Environmental Authority:	12
Governmental Authority or Authority of Government:	12
Properties under AGREEMENT	12
Equipment Catalogue	12
Care Centers (CAS)	12
Financial Closing:	12
Infrastructure and Equipment Acceptance and Receipt Committee:	12
AGREEMENT	12
Days:	13
Calendar days:	13
Dollars or US$:	13
Equipment:	13
Final Engineering Assessment (EDI):	13
Environmental Impact Assessment (EIS)	13
Roadway Impact Assessment	13
Closing Date	13
Date of Effectiveness of the Obligations of the Investment Period (FVO)	13
Administration and Bonding Trust	13
Mother Trust:	13
Performance Bond for obligations prior to Investment Period start date:	13
Works and Equipment Performance Bond	14
Service Performance Bond	14
Bid Validity, Effectiveness and Good Faith Bond	14
Bonds (Bank and Insurance Company)	14
IGV [General Sales Tax]	14
Services Indicators and Minimum Service Standards	14
Infractions and Penalties Report	14
Agreement Infractions	14
Infrastructure:	14
New Infrastructure:	14
Inventories	14
Final Inventory	15
Projected Referential Investment	15
Applicable Laws and Provisions	15
Maintenance	15
Works	15
Central Investments Agreements Development and Management Office	15
Party	15
PARTIES	15
Environmental liability	15
Investment Period:	15
Operation Period:	15
Annual Maintenance Schedule	16

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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Care Services Plan:	16
Minimum Guaranteed Production:	16
Works Execution Schedule (PEO)	16
Proposer:	16
Referential Project	16
Recidivism in agreement breach	16
Compensation for Service (RPS)	16
Compensation for Investments (RPI):	16
Compensation for Investment in Infrastructure (RPI-I):	16
Compensation for Maintenance and Operation (RPMO):	17
Compensation for Specialized Outpatient Consultation Operation (RPMO-CE):	17
Compensation for Emergency Operation (RPMO-U)	17
Compensation for Specialized Procedures Operations (RPMO-PR)	17
Compensation for Surgical Risk Operation (RPMO-RQ)	17
Compensation for Image Reading Operation (RPMO-LI)	17
Services	17
Guaranteed Services	17
Additional Services:	17
Administrative Services	17
Care Services	17
Mandatory Services	17
Optional Services	18
OPERATING COMPANY:	18
Agreement and Operations Supervisor	18
Supervisor of Design, Works and Equipment	18
Daily Equivalent Rate	18
Monthly Equivalent Rate	18
Foreign Exchange Rate	18
Torre TRECCA	18

SECTION 2: OBJECT OF THE AGREEMENT	19

SECTION 3 CONSIDERATIONS ON AGREEMENT SIGNING	21
PRELIMINARY CONSIDERATIONS	21
ON AGREEMENT SIGNING	22
STATEMENTS BY PARTIES	22

SECTION 4: GENERAL POINTS	24
APPLICABLE LEGAL FRAMEWORK	24
OPERATING COMPANY’S OBLIGATIONS AND RIGHTS	24
ESSALUD’S OBLIGATIONS AND ATTRIBUTIONS	28

SECTION 5: AGREEMENT DURATION AND TERMS	30
AGREEMENT EFFECTIVENESS	30
AGREEMENT TERMS	30
OBLIGATIONS SUSPENSION AND TERMS RENEWALS	31

SECTION 6: PROPERTY REGIME	32
PROPERTY REGIME	32

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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INFRASTRUCTURE INAUGURATION	32
EASEMENTS	33
POSSESSORY DEFENSES	33
OPERATING COMPANY’S OBLIGATIONS	34
PROPERTY RETURN UPON AGREEMENT TERMINATION	35

SECTION 7: OBLIGATIONS PRIOR TO INVESTMENT PERIOD	36
ON THE EDI DEVELOPMENT PLAN (PDE)	38
ON FINANCIAL CLOSING	39
PERMITS AND LICENSES	40
ESSALUD’S OBLIGATIONS	40

SECTION 8: ON THE INVESTMENT PERIOD - WORKS	41
DATE OF EFFECTIVENESS OF THE OBLIGATIONS OF THE INVESTMENT PERIOD (FVO)	41
LEDGER OF PROJECT	42
WORKS PROGRESS REPORTS	42
WORKS PERFORMED BY THIRD PARTIES	42
EQUIPMENT AND INFRASTRUCTURE ACCEPTANCE AND RECEIPT COMMITTEE	42
NEW INFRASTRUCTURE	44
NEW INFRASTRUCTURE REQUESTED BY ESSALUD	45
PAYMENT OF NEW INFRASTRUCTURE	45
NEW INFRASTRUCTURE EXECUTION SUPERVISION	45
RESPONSIBILITY AND OPERATION	45

SECTION 9: ON THE INVESTMENT PERIOD - EQUIPMENT	47
EQUIPMENT	47
EQUIPMENT RECEIPT	47
ON EQUIPMENT AND INFRASTRUCTURE APPROVAL	48
EQUIPMENT REPLACEMENT AND UPDATE	48
LOST EQUIPMENT REPLACEMENT OBLIGATION	49

SECTION 10: ON THE OPERATION PERIOD	50
OPERATION PERIOD START DATE	50
ON THE SERVICES OPERATION	50
ON THE OPTIONAL SERVICES	50

SECTION 11: ON THE MANAGEMENT OF THE SERVICES	53
SERVICE DESIGN	53
SERVICES MANAGEMENT AND PROVISION	53
MANDATORY SERVICES MANAGEMENT AND PROVISION	53

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ADMINISTRATIVE SERVICES MANAGEMENT	53
INFORMATION MANAGEMENT	54
ON THE COMPREHENSIVE INFORMATION AND COMMUNICATIONS SYSTEM	54
ON THE INTERFACE	56
ADMINISTRATIVE MANAGEMENT	56
PERSONNEL HIRING LIMITATION	56
PERSONNEL TRAINING AND UPDATES	56
MANAGEMENT OF THE INSURED’S CLAIMS AND CARE	56
PREPARATION OF INTERNAL REGULATIONS AND PROCEDURE MANUALS	57
SERVICES QUALITY CONTROL	57
PERIODIC REPORTS	58

SECTION 12: WORKS AND EQUIPMENT MAINTENANCE	59
ON THE MAINTENANCE OF THE PROPERTY OF THE AGREEMENT	59
ON THE ANNUAL MAINTENANCE PLAN OR SCHEDULE	59
ON THE PROPERTY MAINTENANCE REPORTS	59
INFRASTRUCTURE MAINTENANCE	60
EQUIPMENT AND FURNISHINGS MAINTENANCE AND UPDATES	60
NEW INFRASTRUCTURE MAINTENANCE	61

SECTION 13: ECONOMIC REGIME	62
COMPENSATION FOR SERVICE-RPS	62
RPI INFRASTRUCTURE (RPI-I) READJUSTMENT SCHEME	62
RPI-I PAYMENT MODALITY	63
WORKS PROGRESS CERTIFICATE (CAO) READJUSTMENTS	64
DETERMINATION OF THE RPI-EQUIPMENT (RPI-E)	66
RPI-E PAYMENT MODALITY	67
RPI-E READJUSTMENTS	68
DETERMINATION OF THE COMPENSATION FOR MAINTENANCE AND OPERATION (RPMO)	69
RPMO COMPONENTS READJUSTMENT	70
PROVISION OF SERVICES TO PRIVATE THIRD PARTIES (UNINSURED)	71
FINANCIAL-ECONOMIC BALANCE	71

SECTION 14 FINANCIAL REGIME	73
PROCEDURE FOR THE PAYMENT OF THE RPS	73
ON THE ADMINISTRATION AND BONDING TRUST	74
ON THE IRREVOCABLE PAYMENTS OF THE RPI-INFRASTRUCTURE	75
ON THE IRREVOCABLE PAYMENTS OF THE RPI-EQUIPMENT	76
THE CERTIFICATES OF RECOGNITION OF THE IRREVOCABLE RIGHTS OF THE RPI (CR-RPI)	76
ON THE CONSTRUCTION MILESTONES	78

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ON THE EQUIPMENT MILESTONES	79
MONTHLY PROGRESS CONTROL PROCEDURE	79
ISSUANCE OF THE CAO AND CAO-ES BY ESSALUD	80

SECTION 15: ON THE BONDS	82
OBLIGATIONS PERFORMANCE BOND PRIOR TO INVESTMENT PERIOD START DATE	82
WORKS AND EQUIPMENT PERFORMANCE BOND	82
SERVICE PERFORMANCE BOND	82
EXECUTION OF BONDS	83

SECTION 16: INSURANCE REGIME	84
INSURANCE POLICIES	84
CIVIL LIABILITY INSURANCE	84
INSURANCE ON PROPERTIES UNDER AGREEMENT	85
ALL RISK INSURANCE	85
EMPLOYMENT RISK INSURANCE	86
OTHER POLICIES	86
ESSALUD’S RIGHT TO INSURE	86
EFFECTIVENESS OF THE POLICIES	87
REVIEW OF THE TERMS FOR TAKING OUT INSURANCE	87
OPERATING COMPANY’S LIABILITY	87
OPERATING COMPANY’S OBLIGATIONS	88
INSURANCE COMPANY’S OBLIGATIONS	90

SECTION 17: SOCIO-ENVIRONMENTAL CONSIDERATIONS	91
SOCIO-ENVIRONMENTAL RESPONSIBILITY	91
ENVIRONMENTAL IMPACT ASSESSMENT	91
ENVIRONMENTAL LIABILITIES	92
SOCIO-ENVIRONMENTAL SPECIFICATIONS	92
ENVIRONMENTAL REPORTS	92

SECTION 18: RELATIONSHIP WITH THIRD PARTIES	93
AGREEMENT CESSION	93
MANDATORY POINTS IN THE CONTRACTS, COVENANTS AND AGREEMENTS WITH PARTNERS AND THIRD PARTIES	93

SECTION 19: ON THE PERSONNEL	95
PERSONNEL HIRING	95
ON ESSALUD’S PERSONNEL	95

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 20: CONTROL AND SUPERVISION OF THE SERVICES	96
COMMON PROVISIONS	96
POWER OF SUPERVISION	96
ATTRIBUTIONS OF SUPERVISION	97
ON THE SUPERVISOR OF DESIGN, WORKS AND EQUIPMENT	97
ON THE AGREEMENT AND OPERATIONS SUPERVISOR	98
REMUNERATION OF THE SUPERVISION	99

SECTION 21: INFRACTIONS AND PENALTIES	99
NON-PERFORMANCE OF AGREEMENT	99
CONSEQUENCES OF THE NON-PERFORMANCE OF THE AGREEMENT	100
ON THE PENALTIES	101
APPLICATION OF PENALTIES	103

SECTION 22: DISPUTE SETTLEMENT	105
APPLICABLE LAW	105
INTERPRETATION CRITERIA	105
DISPUTE SETTLEMENT PROCEEDINGS	105
THE EXPENSES DERIVED FROM THE DISPUTE SETTLEMENT PROCEEDINGS	107
WAIVER OF REQUEST FOR DIPLOMATIC PROTECTION	107

SECTION 23: TERMINATION OF AGREEMENT	108
TERMINATION OF AGREEMENT	108
TERMINATION DUE TO EXPIRATION OF THE TERM	108
TERMINATION BY MUTUAL AGREEMENT	108
TERMINATION DUE TO NON-PERFORMANCE BY THE OPERATING COMPANY	108
TERMINATION OF THE AGREEMENT DUE TO NON-PERFORMANCE BY ESSALUD	111
ESSALUD’S POWER TO TERMINATE THE AGREEMENT	112
TERMINATION OF THE AGREEMENT DUE TO FORCE MAJEURE	112
TERMINATION OF THE AGREEMENT DUE TO NEEDS OF STRUCTURAL REINFORCEMENT	113
EFFECTS OF THE TERMINATION OF THE AGREEMENT	114
IMPACT ON PERSONNEL RELATIONS	115
PROCEDURE FOR SEVERANCE PAYMENTS DUE TO THE TERMINATION OF THE AGREEMENT	115

SECTION 24: AMENDMENT TO THE AGREEMENT, DOMICILE AND REPRESENTATION	117
AMENDMENTS TO THE AGREEMENT	117
DOMICILES AND NOTICES TO PARTIES	117
REPRESENTATION OF THE PARTIES	117

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ANNEX A GENERAL AGREEMENT INFORMATION	116
A-I TORRE TRECCA INFRASTRUCTURE GENERAL DESCRIPTION	116
A-II PROJECTED REFERENTIAL INVESTMENT	116
A-III ECONOMIC BID AMOUNTS INCLUDED IN AWARDED REFERENTIAL PROJECT	116
A-IV MINIMUM CORPORATE CAPITAL SUBSCRIBED AND PAID IN AS OF CLOSING DATE	117
A-V OBLIGATIONS PERFORMANCE BOND PRIOR TO INVESTMENT PERIOD START DATE	117
A-VI WORKS AND EQUIPMENT PERFORMANCE BOND	117
A-VII SERVICE PERFORMANCE BOND	117
A-VIII DOMICILE OF PARTIES	117

ANNEX B - POINTS LINKED TO ECONOMIC-FINANCIAL REGIME	118
B-I RPMO	118
B-II DEMAND FOR SERVICES UNDER AGREEMENT	140
B-III RATE TABLE FOR SERVICES OTHER THAN DEMAND UNDER AGREEMENT	140
B-IV ADMINISTRATION AND BONDING TRUST GENERAL GUIDELINES	141

ANNEX I REFERENTIAL PROJECT (AWARDED PRIVATE INITIATIVE PROJECT)	148

ANNEX II OPERATING COMPANY’S DOCUMENTATION	148
II-A REGISTRY CERTIFICATE OF PUBLIC NOTARIAL INSTRUMENT OF COMPANY’S INCORPORATION	149
II-B OPERATING COMPANY’S BYLAWS FILING REGISTRATION CERTIFICATE	149
II-C AUTHENTICATED COPY OF AGREEMENT WHICH APPROVES SIGNING OF THE AGREEMENT	149
II-D LEGAL REPRESENTATIVES’ POWERS OR ATTORNEY FILING REGISTRATION CERTIFICATE	149
II-E SWORN STATEMENT OF ACCEPTANCE OF SUPERVISION AND CONTROL BY ESSALUD AND THE SUPERVISOR	149

ANNEX III DOCUMENTATION REGARDING THE CONSTRUCTION OF THE BUILDING	150
III-A BLUEPRINTS	150
III-B BUILT AREA DETAIL	150

ANNEX IV SERVICE INDICATORS AND MINIMUM SERVICE STANDARDS	151

ANNEX V AGREEMENT PENALTIES	156

ANNEX VI MODEL OF EQUIPMENT (CAO-E) AND WORKS (CAO) CERTIFICATES	162

ANNEX VII MODEL OF CERTIFICATES OF RECOGNITION OF IRREVOCABLE RIGHTS OF THE RPI (CR-RPI)	166

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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PUBLIC-PRIVATE CONCESSION AGREEMENT FOR REMODELING AND

IMPLEMENTING INFRASTRUCTURE, EQUIPMENT, MANAGEMENT, AND

PROVISION OF CARE AND ADMINISTRATIVE SERVICES AT TORRE TRECCA

Dear Mr. Notary, please insert in your Registry of Public Notary Instruments, an instrument of establishment of Public-Private Concession Agreement for Remodeling and Implementing Infrastructure, Equipment, Management, and Provision of Care and Administrative Services at Torre TRECCA which grants ESSALUD-Social Health Insurance, with Unique Taxpayer Registry No. 20131257750, with domicile at Avenida Domingo Cueto Nº 120 - Jesús María, duly represented by its General Manager, Mr. JAVIER ROSAS SANTILLANA, identified with National Identity Document No. 06430274, duly authorized with Board of Directors’ Agreement No. 45-14-ESSALUD-2010 dated July 22, 2010; for the one party, and in favor of CONSORCIO TRECCA S.A.C., with Unique Taxpayer Registry No. 20537078236 and with domicile at Av. Del Pinar Nº 144 Urb. Chacarilla del Estanque Santiago de Surco - Lima, duly represented by ARÍSTIDES DE MACEDO MURGEL, identified with Foreign Identification Card No. 000215751, duly authorized for this purpose according to powers of attorney which are recorded in Public Notarial Instrument dated August 21, 2010 issued before the Notary of Lima, Dr. Jaime Tuccio Valverde, hereinafter the OPERATING COMPANY.

The Public-Private Concession Agreement for Remodeling and Implementing Infrastructure, Equipment, Management, and Provision of Care and Administrative Services at Torre TRECCA, hereinafter the AGREEMENT, is signed on the following terms and conditions:

SECTION 1:	BACKGROUND AND DEFINITIONS

BACKGROUND

1.1.

ESSALUD is a decentralized public agency, with legal standing under Peruvian public law, under the Ministry of Labor and Employment Development, for the purpose of giving coverage to the Insured and their beneficiaries, by means of granting prevention benefits, development, recovery, rehabilitation, economic benefits, and social benefits corresponding to the taxation regime of the Social Health Insurance, as well as other human risk insurance, as established by paragraphs 1.1 and 1.2 of Article 1 of Law No. 27056, Social Health Insurance Law (ESSALUD).

1.2.

By Law No. 28006, ESSALUD’s administrative, economic, financial, and budgetary autonomy is reinstated, excluding from the whole Public Financial Administration System what might restrict or impair the aforesaid autonomy.

1.3.

Article 39 of Law No. 29158, Organizational Law of the Executive Power published on December 20, 2007, sets forth that Social Health Insurance (ESSALUD) is an entity administering the intangible social security funds.

1.4.

On December 20, 2007, Supreme Decree No. 025-2007-TR was published, whereby Article 26, among others, is modified, of the Regulations of Law No. 27056 approved by Supreme Decree No. 002-99-TR, modified by Supreme Decree No. 002-2004-TR, which points out in its final paragraph that ESSALUD, to achieve its goals, may sign all kinds of agreements and/or covenants allowed by Peruvian legislation, pursuant to the provisions in letter f) of Article 2 of the Law, including agreements for carrying out investments and services in the medium- and long-term as established in its Strategic Investment Plan, with award mechanisms and general procedures contemplated in Peruvian legislation under the modality set forth by the Board of Directors. For the aforesaid purpose, the Board of Directors of ESSALUD shall issue supplementary provisions required to execute the Strategic Investment Plan, and shall designate the competent body to lead the investment processes.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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1.5.

By Agreement 1-1-ESSALUD-2008, dated January 15, 2008, the ESSALUD Board of Directors created the Health Services and Infrastructure Development Committee in charge of carrying out the ESSALUD Strategic Investment Plan processes, approving in turn its powers.

1.6.

By Legislative Decree No. 1012, the Public-Private Concessions Framework Law was issued for creating productive employment, and issues rules to streamline the private investment development process, a law which authorizes ESSALUD to execute public-private concession programs under its Final and Transitory Provision Five which states that Social Health Insurance (ESSALUD), in the framework of the autonomy conferred thereon by law, is authorized to file, process, and sign Public-Private Concession agreements for the purpose of including private investment and management in the services provided to the insured, within the mechanisms set forth in that law.

Legislative Decree No. 2012 was amended in its Transitory Supplementary Provision Three by Legislative Decree No. 1016 and Regulated by Supreme Decree No. 146-2008-EF published on December 9, 2008. Furthermore, it should be stated that, in accordance with the provisions in the aforementioned law, Supreme Decrees Nos. 059-96-PCM and 060-96-PCM are supplementarily applicable as amended, broadened and regulated for the Public-Private Concession and Concession agreements, of Law No. 28059 and Supreme Decrees Nos. 015-2004-PCM and 013-2007-PCM for the private initiatives which may be submitted under the aforementioned modality.

1.7.

By Board of Directors’ Agreement No. 31-11-ESSALUD-2009 of June 9, 2009, the Regulations on Developing Investments in Infrastructure Works and Health Services were approved in accordance with the legal framework in force.

1.8.

By Agreement No. 1-1-ESSALUD-2010 dated February 2, 2010, the ESSALUD’s Board of Directors agreed to Declare of Interest, among others, the Private Initiative proposal submitted by Consorcio Torre TRECCA composed of the companies Grupo Salud del Perú S.A.C. and American Hospital Management Co. for Remodeling and Implementing Infrastructure, Equipment, Management, and Provision of Services of outpatient and administrative consultation services at Torre TRECCA, at Social Health Insurance (ESSALUD) through a Public-Private Concession. Furthermore, Numeral 2 of the aforementioned Agreement commissioned to the General Management the issuance of the Resolution with the executive summary of the project.

1.9.

By General Management Resolution No. 146-GG-ESSALUD dated February 10, 2010, and published on February 12, 2010, interest was expressed in the Private Initiative proposal submitted by Consorcio Torre TRECCA, composed of the companies Grupo de Salud del Perú, S.A.C. and American Hospital Management Co, for Remodeling and Implementing Infrastructure, Equipment, Management, and Provision of Services of outpatient and administrative consultation services at Torre TRECCA, at Social Health Insurance (ESSALUD), through a Public-Private Concession. Furthermore, the Executive Summary of the Agreement was published as part of the aforementioned Resolution.

1.10.

By Agreement No. 44-14-ESSALUD-2010 dated July 22, 2010, Consorcio TRECCA was granted the direct adjudication of Private Initiative after transpired the term by law without statement of interest therein by interested third parties.

1.11.

By virtue of the aforementioned regulatory and material background, this Public-Private Concession Agreement was then defined for Remodeling and Implementing Infrastructure, Equipment, Management, and Provision of Care and Administrative Services at Torre TRECCA at Social Health Insurance (ESSALUD).

1.12.

By Agreement No. 49-16-ESSALUD-2010 dated August 26, 2010, the final version of this Public-Private Concession Agreement for Remodeling and Implementing Infrastructure, Equipment, Management, and Provision of Care and Administrative Services at Torre TRECCA at Social Health Insurance (ESSALUD) was approved.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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DEFINITIONS

1.12. [sic: 1.13.] For purposes of this Agreement, the following terminology shall be taken into account:

Allowed Debtee:

Means: (i) any multilateral credit institution of which Peru is a member; (ii) any institution or government agency of any country with which Peru maintains diplomatic relations; (iii) any commercial financial institution approved by Peru and designated as First-Class Foreign Bank, pursuant to the current circular issued by the Central Reserve Bank; (iv) any other Peruvian financial institution under the aegis of the Superintendence of Banking and Insurance or international financial institution, approved by ESSALUD, which has a risk rating not less than “A” valuated by an entity of recognized prestige accepted by the National Companies and Securities Oversight Commission (CONASEV); (v) the National Retirement Funds Administrators; (vi) investment funds, funds in general and any other institutional, Peruvian or foreign investors, who may be deemed as such by applicable law; (vii) all investors who acquire directly or indirectly any type of movable property issued by the OPERATING COMPANY whether in Public or Private Bid; (viii) direct suppliers of goods under the Agreement; (ix) shareholders, partners of OPERATING COMPANY or Subsidiaries of any of the latter in relation to credits granted thereby and subordinate in payment, to payment of credits of any other Allowed Debtees.

Infrastructure Delivery Certificate

In document signed by ESSALUD and OPERATING COMPANY, pursuant to the provisions in Clause 6.7 et seq. of the AGREEMENT, whereby the delivery is recorded of the infrastructure of Torre TRECCA to OPERATING COMPANY, duly remedied and free of any obstacle which may prevent and/or hinder the performance of the obligations of the agreement.

Equipment Approval and Receipt Certificate

Document issued by the Equipment Receipt Committee and signed jointly with OPERATING COMPANY, whereby the equipment received by the OPERATING COMPANY, its specifications, period of effectiveness, and delivery conditions are recorded, in accordance with form established by ESSALUD for that purpose.

Infrastructure Approval and Receipt Certificate

Document issued by Infrastructure Receipt Committee and signed jointly with OPERATING COMPANY, whereby the outfitted infrastructure received by the OPERATING COMPANY, its specifications, and delivery conditions, are recorded, in accordance with the form established by ESSALUD for that purpose.

Property Return Certificate

Document signed by ESSALUD and OPERATING COMPANY whereby delivery is recorded in favor of ESSALUD regarding Infrastructure and Property under AGREEMENT after Termination or Completion thereof.

Direct Award:

Granting of the Bid Award to the Consorcio TRECCA whose private initiative project was declared of interest without submissions by other interested parties within timeframe by law.

Awardee:

Consorcio TRECCA favored in awarding of execution of Referential Project.

Accredited Insured

Any person attached to and accredited under ESSALUD Care Networks, in capacity as holder or beneficiary, who may access the Mandatory Services provided by OPERATING COMPANY and will be assigned by ESSALUD according to guidelines issued by the Institution.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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Competent Environmental Authority:

Competent entity which should approve Environmental Impact Assessment and/or issuance of respective authorization regarding preservation of environment, pursuant to applicable Laws and Provisions in force.

Governmental Authority or Authority of Government:

Any national, regional or municipal government or authority, and/or any of their regulatory or administrative agencies and bodies, or any entity or body of Peru which under the law, exercises executive, legislative or judiciary powers, or which belongs to any of the aforementioned governments, authorities or institutions, with competence over the persons or matters in question.

Properties under AGREEMENT

Movable or unmovable properties which in one or another way have been acquired and/or transferred and/or built in compliance with the provisions in the AGREEMENT, are subject to the fulfillment of the object of the AGREEMENT or are properties inseparable from the object thereof. These properties are: (i) Infrastructure including any property which might have been integrated into it and which cannot be separated without affecting the proper operation thereof, as well as New Infrastructure and (ii) Equipment, regardless of whether it may have been delivered by ESSALUD at the start or during the execution of the AGREEMENT, or those properties acquired or built by the OPERATING COMPANY during the effectiveness thereof. Properties under AGREEMENT are considered to be those properties which are essential for providing Mandatory Services, and shall be delivered and/or returned to ESSALUD upon completion of the AGREEMENT. However, the movable property (read Equipment) linked exclusively to the provision of Optional Services as well as those that are not part of the commitments assumed by the OPERATING COMPANY with ESSALUD shall not be returned to ESSALUD, where the latter may be in a position to acquire them.

Equipment Catalogue

List of equipment that will be acquired by OPERATING COMPANY, under this AGREEMENT, for operation of Infrastructure, taking as reference the Referential Project prepared by Awardee. Includes biomedical equipment, complementary equipment, clinic furniture, electromechanical equipment, communications equipment, and administrative equipment, among others, which OPERATING COMPANY deems necessary.

Care Centers (CAS)

Care Centers are understood as all health care centers belonging to ESSALUD’s Care Networks linked to this Project.

Financial Closing:

Process whereby OPERATING COMPANY shall prove to ESSALUD that it has necessary financing commitment to execute Infrastructure Construction in accordance with provisions in Clauses 7.11 et seq.

Infrastructure and Equipment Acceptance and Receipt Committee:

Technical committee composed of three (3) ESSALUD professionals appointed for these purposes, to conduct verification of Infrastructure and Equipment pursuant to the points in Section VIII and pursuant to provisions in Clause 8.12 of the Agreement.

AGREEMENT

This document signed between ESSALUD and OPERATING COMPANY, including its annexes, among other listed documents.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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Days:

Business days in the city of Lima.

Calendar days:

Business and non-business days and holidays.

Dollars or US$:

Currency or monetary symbol of legal tender of United States of America.

Outfitting:

Activities whereby OPERATING COMPANY shall proceed to provide equipment and furniture necessary for provision of Mandatory Services at Torre TRECCA.

Final Engineering Assessment (EDI):

Document to be prepared by OPERATING COMPANY containing all information necessary for execution of remodeling and implementation of infrastructure in Torre TRECCA and which includes, among other items, blueprints, reports, technical specifications, and any other engineering details indicated in the AGREEMENT.

Environmental Impact Assessment (EIA)

Study aimed at identifying, interpreting, assessing, and communicating environmental and social impacts that construction, maintenance, and operation activities could cause on different components of environment, quality of life, and cultural and archeological heritage of areas of influence of the AGREEMENT (areas established by environmental impact requirements). The EIA shall be submitted by OPERATING COMPANY in accordance with final Engineering Assessment, and shall be approved by competent authority.

Roadway Impact Assessment

Professional technical assessment which establishes objectively the influence and effects of construction on adjoining roadway system, during operation phase. This assessment will be part of AGREEMENT as of approval by ESSALUD, approval which shall be done prior to Date of Effectiveness of the Obligations (FVO).

Closing Date

Day on which AGREEMENT is signed by both PARTIES.

Date of Effectiveness of the Obligations of the Investment Period (FVO)

Date linked strictly to start of Investment Project, date which is subject to meeting conditions expressly established in Clause 8.3 of this AGREEMENT.

Administration and Bonding Trust

Trust set up by ESSALUD for purpose of securing payment of RPS provided in this AGREEMENT in accordance with provisions in Section 14 and Annex B-IV.

Mother Trust:

Trust set up by ESSALUD which may be adhered to by OPERATING COMPANY, pursuant to provisions in Annex B-IV of this AGREEMENT.

Performance Bond for obligations prior to Investment Period Start date:

Document executed to secure performance of each and every obligation under the responsibility of OPERATING COMPANY included in stage between swap with Bid Validity, Effectiveness and Good Faith Bond up to the Investment Period Start Date, and must be in effect during that period.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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Works and Equipment Performance Bond

Bank Bond granted to ensure performance of each and all obligations under the responsibility of OPERATING COMPANY including in stages of Construction of Works and Equipment, a bond which shall remain in force until Operation Period Start Date.

Service Performance Bond

Bank Bond granted to ensure performance of each and all obligations under the responsibility of OPERATING COMPANY linked to the provision of current outpatient consultation service for entire period until Operation Period Start Date.

Bid Validity, Effectiveness and Good Faith Bond

Bank Bond granted to ensure obligations assumed by Consorcio TRECCA, until signing of AGREEMENT is concretized.

Bonds (Bank and Insurance Company)

The term Bank or Insurance Company Bond encompasses bonds granted by banking and financial institutions, including Bond Letter, Standby Credit Letter and Surety Policy (in case of being authorized by ESSALUD).

IGV

General Sales Tax referred to in Supreme Decree No. 055-99-EF, Sole Consolidated Text of Law on General Sales Tax and Selective Consumption Tax and its amendments, or the law which replaces it.

Services Indicators and Minimum Service Standards

Minimum service quality indicators which OPERATING COMPANY must achieve and maintain during provision of Mandatory Services.

Infractions and Penalties Report

Report issued by Supervisor in charge, wherein it is determined whether an event in particular constitutes an infraction of the agreement and its nature; in addition it indicates the amount of the respective penalty.

Infractions of the Agreement

Derived from breach of the agreement whatever its modality. May be classified into minor and serious infractions.

Infrastructure:

Each and all constructions which may be carried out by OPERATING COMPANY pursuant to provisions in AGREEMENT.

New Infrastructure:

Those constructions which become expansions of installed capacity of built infrastructure in accordance with Final Engineering Assessment. The execution of these works shall proceed provided an agreement exists between the PARTIES, during execution of AGREEMENT.

Inventories

List of properties which are provided prior to start of operations or which are in those facilities at the conclusion of the agreement. Inventories must include details of properties such as their costs, their exact location, and their conservation, among other information considered as necessary.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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Final Inventory

List of Properties which OPERATING COMPANY has in facilities on AGREEMENT termination date. This inventory must list unmovable and movable property.

Projected Referential Investment

Projection of investment established in Annex A-II. The amount of investment made by OPERATING COMPANY shall be determined by latter pursuant to provisions in its Economic Proposal. Shall only have referential value for calculations provided in this AGREEMENT.

Applicable Laws and Provisions

Body of legal provisions regulating AGREEMENT. Includes Regulations, Directives and Resolutions, which may be issued by any competent Governmental Authority, in accordance with law which creates them, which shall be compulsorily observed by the PARTIES.

In the case of legal provisions issued by ESSALUD, these provisions shall not be mandatory for the OPERATING COMPANY if they contravene the provisions in the AGREEMENT.

Maintenance

Body of activities carried out as of signing of the Certificate of Delivery of the Infrastructure to the OPERATING COMPANY, aimed at preserving condition of Infrastructure and Equipment throughout term of AGREEMENT.

Works

Refers to activities necessary for making modifications and adaptations and any other remodeling and implementation action on Torre TRECCA infrastructure to be carried out by OPERATING COMPANY pursuant to provisions in this AGREEMENT.

Central Investments Agreements Development and Management Office

Unit through which control and execution of AGREEMENT shall be carried out by ESSALUD.

Party

As the case may be, ESSALUD or OPERATING COMPANY.

PARTIES

Jointly, ESSALUD and OPERATING COMPANY.

Environmental liability

A liability is an obligation, a debt arising from restoration, mitigation or compensation due to environmental damage or unmitigated impact. This affects perceptibly and quantifiably (physical and biotic) natural and human environmental elements, that is, health, quality of life and even public property (infrastructure) such as parks and archeological sites.

Investment Period:

Period corresponding to lapse of time in which remodeling and implementation of Infrastructure and Equipment of the building of the Torre TRECCA shall be carried out, which is estimated to be 18 months in accordance with the provisions in Clauses 8.1, 8.3, 8.4, 8.5, 8.6, and 8.7.

Operation Period:

Period corresponding to lapse of time during which Mandatory Services will be provided at the Torre TRECCA, which shall begin immediately after the completion of the Investment Period and shall extend up to 20 years after the Agreement Signing Date, except in the event of the renewal of the term of the AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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Annual Maintenance Schedule

Plan that will be executed by OPERATING COMPANY to comply with its obligations to maintain property in optimal conditions pursuant to provisions in Clause 12.5.

Care Services Plan:

According to Referential Project and provisions in this AGREEMENT, this encompasses: a) Outpatient Consultation, b) Rapid Care and Outpatient Emergency, c) Specialized diagnostic and therapeutic procedures, d) Surgical Risk, and e) Digitized Image Reading (Electronic medical history), including various Administrative Services.

Minimum Guaranteed Production:

Number of Services that ESSALUD guarantees to compensate annually to OPERATING COMPANY and which correspond to economic bid included in its Referential Project.

Works Execution Schedule (PEO)

Document forming part of EDI wherein scheduling of investments under OPERATING COMPANY’s responsibility and Construction Milestones are recorded which correspond to awarded Work Progress Certificates.

Bidder:

This is who presents the Private Initiative, that is, the Consorcio TRECCA.

Referential Project

Private Initiative Project under Private-Public Concession modality approved and declared of interest by ESSALUD, which encompasses remodeling and implementation of infrastructure, Equipment, management, and provision of Mandatory Services to be carried out at ESSALUD’s Torre TRECCA.

Recidivism in the breach of the agreement

When OPERATING COMPANY repeats same actions which gave rise to previous infraction, provided time transpired between date of occurrence of actions which gave rise to immediately prior infraction and date of realization of same actions which gave rise to commission of new infraction is equal to or less than one (01) year.

Compensation for Service (RPS)

Payment to be received by OPERATING COMPANY for providing Services, and which encompasses Compensation for Investment (RPI) and Compensation for Maintenance and Operation (RPMO).

Compensation for Investments (RPI):

Payment to be received by OPERATING COMPANY for Investments in Equipment (RPI-E) and Compensation for Investment in Infrastructure (RPI-I).

Compensation for Investments in Equipment (RPI-E)

The portion of the Investment in Equipment which is included in the Compensation to the OPERATING COMPANY and which represents the value of the Investment in Equipment which must be paid during the respective term.

Compensation for Investment in Infrastructure (RPI-I):

The portion of the Investment which is included in Compensation to the OPERATING COMPANY and which represents value of Investment in Infrastructure which must be paid during respective term.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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Compensation for Maintenance and Operation (RPMO):

The portion for the purpose of compensating operation and maintenance activity engaged in by OPERATING COMPANY to provide Minimum Guaranteed Production. This item includes: Compensation for Specialized Outpatient Consultation Operation (RPMO-CE), Compensation for Emergency Operation (RPMO-U), Compensation for Specialized Procedures Operation (RPMO-PE), Compensation for Surgical Risk (RPMO-RQ), and Compensation for Image Reading Operation (RPMO-LI).

Compensation for Specialized Outpatient Consultation Operation (RPMO-CE):

The portion linked to Outpatient Consultation services care costs.

Compensation for Emergency Operation (RPMO-U)

The portion linked to Emergency services care costs.

Compensation for Specialized Procedures Operation (RPMO-PR)

The portion linked to Specialized Procedures services care costs.

Compensation for Surgical Risk Operation (RPMO-RQ)

The portion linked to Surgical Risk services care costs.

Compensation for Image Reading Operation (RPMO-LI)

The portion linked to Digitized Image Reading services care costs.

Services

Refers jointly to all services to be provided by OPERATING COMPANY committed to in this AGREEMENT.

Guaranteed Services

Those services described in Care Services Plan corresponding to care services within number established as Minimum Guaranteed Production.

Additional Services:

Those services described in Care Services Plan which may be provided supplementarily and which correspond to care services above the number established as Minimum Guaranteed Production.

Administrative Services

Those services to be provided by OPERATING COMPANY under this AGREEMENT, which include all necessary services for operation of Torre TRECCA according to Referential Project, such as receiving patients, cleaning, laundry, and security, among others, whose costs shall be included in the RPS.

Care Services

Those services described in Care Services Plan. Encompass Guaranteed Services and Additional Services.

Mandatory Services

Refers jointly to Care Services and Administrative Services included in Referential Project.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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Optional Services

All those services which are not defined in Care Services Plan and which while not mandatory for purposes of the AGREEMENT, may be freely provided by OPERATING COMPANY in accordance with Clauses 10.5 and 10.6, provided they will be useful and will contribute to raising quality standards and ease of service. These services may not be contrary to morality, good customs and public order and shall have ESSALUD’s authorization.

OPERATING COMPANY:

Legal entity set up and composed of Consorcio Torre TRECCA in order to sign this AGREEMENT.

Agreement and Operations Supervisor

Legal entity designated by ESSALUD which has as duty the performance of technical, legal, economic and financial oversight actions in the AGREEMENT in accordance with powers and attributions granted thereto by ESSALUD, through Central Investments Agreements Development and Management Office.

Supervisor of Design, Works and Equipment

Legal entity designated by ESSALUD which has as duty the performance of technical oversight actions during the development of the design of studies, execution of works and equipment.

Daily Equivalent Rate

Estimated daily rate pursuant to provisions in Clause 13.22.

Monthly Equivalent Rate

Estimated monthly rate pursuant to provisions in Clause 13.23.

Foreign Exchange Rate

Average Foreign Exchange rate for purchases and sales in dollars in the financial system published periodically by the Superintendence of Banking and Insurance and published in the Official Gazette El Peruano, for conversion of New Soles into U.S. Dollars and vice versa.

Torre TRECCA

This is the Structural Reinforcement Tower of Arenales Commercial Complex which represents property covered by the Project owned by ESSALUD which shall be delivered to the OPERATING COMPANY as public infrastructure for purposes of this AGREEMENT. It is located at Avenida Arenales cuadra 13 y 14 S/N in the district of Jesús María and whose construction is an integral part of the Arenales Commercial Complex Center which is inside of the boundaries of the supermanzana [mega-block] recorded on Sheet No. 114791 which continues on Electronic Certificate No. 40723110 of Public Registries of Lima and shall be free of encumbrances. Building which has an approximate land area of 5,625 square meters and an approximate built area of 38,947 square meters, work which was paralyzed in 1990. The detailed description of the construction is described in Annexes A-I and III.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 2:	OBJECT OF THE AGREEMENT

OBJECT OF THE AGREEMENT

2.1.

The object of this AGREEMENT is the remodeling and implementation of Infrastructure, Equipment, Management, and Provision of Obligatory Care Services: ii) Outpatient Consultation; ii) Emergency Care; iii) Medical procedures; iv) Surgical Risk; v) Image Reading; and vi) various Administrative Services at Torre TRECCA at Social Health Insurance (ESSALUD), forming integral part of this agreement the provision of necessary infrastructure, necessary biomedical and electromechanical equipment, medical care structure, and specialized and administrative labor force. In this regards, regardless of multiple activities and benefits included in its object, the AGREEMENT has a unitary nature and is for one single cause.

2.2.

This AGREEMENT is developed in three parts: (i) remodeling and implementation of infrastructure; (ii) equipment; and (iii) management and provision of Mandatory Services in facilities of Torre TRECCA. After setting up these services, ESSALUD agrees to pay the Compensation for Services (RPS) encompassing Compensation for Investment (RPI) in Infrastructure (RPI - I), Equipment (RPI - E) and Compensation for Maintenance and Operation (RPMO) pursuant to provisions in this Agreement, as detailed in this Section.

ON REMODELING AND IMPLEMENTATION OF INFRASTRUCTURE

2.3.

The OPERATING COMPANY agrees to execute the infrastructure remodeling and implementation works, in addition to any other actions which involve the implementation of the facilities of Torre TRECCA in order to equip it sufficiently and adequately to provide the Mandatory Services, without other restrictions and/or attributions than those detailed in this AGREEMENT.

ON EQUIPMENT

2.4.

The OPERATING COMPANY agrees to acquire and install biomedical, electromechanical or other similar equipment, in addition to necessary furniture in the facilities of Torre TRECCA so that it is sufficient and adequate for providing the Mandatory Services, without other restrictions and/or attributions than those detailed in this AGREEMENT. Furthermore, it is required to offer the necessary training to corresponding staff in handling the installed equipment.

ON MANAGEMENT AND PROVISION OF THE MANDATORY SERVICES

2.5.	The OPERATING COMPANY agrees to manage and provide the Mandatory Services in the facilities of Torre TRECCA, without other restrictions and/or attributions than those detailed in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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2.6.	In order to comply with the obligation detailed in the preceding clause, the OPERATING COMPANY shall:

a.

Provide medical specialists for different specialties of Obligatory Services. Furthermore, the OPERATING COMPANY shall have necessary staff, and shall train them and update them regardless of source and/or condition in the use of equipment and performance of their duties; and the OPERATING COMPANY shall submit them to periodic evaluation of their abilities.

b.	Provide information system, implementing electronic medical history.

c.

Provide comprehensive coordination and communications mechanisms between the Applicable Care Centers, consisting in the creation of a Computer Information System Integrated into ESSALUD’s Information systems.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 3	CONSIDERATIONS ON AGREEMENT SIGNING

PRELIMINARY CONSIDERATIONS

3.1.	To be able to sign this AGREEMENT, the Awardee must comply with accrediting the processing of the following requirements related to the OPERATING COMPANY:

a.	Have a valid corporation set up in accordance with rules of the General Law on Corporations and other applicable laws of the Republic of Peru.

b.	The approval and authorization to sign this AGREEMENT by its competent internal bodies.

c.

Not be prevented from entering into agreements in accordance with provisions in Article 1366 of the Peruvian Civil Code nor be subject to administrative sanctions with temporal or permanent disqualification from exercising its rights to enter into agreements with the State.

d.	Its Bylaws must contain a minimum of the following Clauses:

(i)

A restriction on the free transfer of shares which represent 25% of corporate capital of the OPERATING COMPANY which are owned by the Strategic Operator, prohibiting any transfer thereof to third parties or to other partners, until year five (5) of the effectiveness of the AGREEMENT, except in the event of express authorization by ESSALUD.

With the exception of 25% of the aforementioned shares, the rest of the shares composing the corporate capital of the OPERATING COMPANY may be freely transferred.

(ii)	A Corporate Capital structure in accordance with the following:

i.	As of the AGREEMENT Signing Date, a capital subscribed and paid in of S/. 1,500,000 (one and a half million New Soles).

ii.	As of the Investment Period start date, a capital subscribed and paid in of S/. 10,000,000 (ten million New Soles).

(iii)

Any process for reduction of capital, merger, spin-off, restructuring, or liquidation of the OPERATING COMPANY, the amendment of the Bylaws, during the first ten (10) years of the effectiveness of the AGREEMENT, shall be reported previously and in writing to ESSALUD, which shall authorize its execution in the term of sixty (60) calendar Days. If ESSALUD makes no statement in the established term, the proposal shall be understood as approved.

(iv)

The incorporation, operations and performance shall be governed subject strictly to the provisions of Peruvian law. In the event of dispute, it shall be subject to the methods agree in Section 22 of this AGREEMENT.

(v)	The term of duration of the OPERATING COMPANY must be, at minimum, twenty (20) years.

If, as of the Agreement signing date, there is no registry record of what is stated in Points (i), (ii) and (iii), proof of the registry processing record shall suffice. In this case, the OPERATING COMPANY must deliver to ESSALUD proof of the registry record as soon as the latter is compiled.

3.2.

If, during the term of the AGREEMENT, the non-fulfillment of the aforementioned preliminary conditions is detected, the execution of the Performance Bond in force shall proceed as well as the respective application of the penalties which may be applicable.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ON AGREEMENT SIGNING

3.3.	As of the AGREEMENT signing date, the OPERATING COMPANY shall submit the following documentation:

a.

Record of the Public Notarial Instrument regarding its corporate establishment, its Bylaws and certificate of Registry Record for the purpose of accrediting is valid establishment in accordance with the laws of the Republic of Peru.

b.

Powers of attorney of its current legal representatives duly recorded in the Registry of Legal Entities of the competent Registry Office, or if applicable, proof of the registry paperwork, in which case the OPERATING COMPANY shall deliver to ESSALUD the proof of the registry record as soon as it is compiled.

c.	Sworn Statement noting that all the proposals and statements included in the private initiative are maintained in force.

d.

Sworn Statement of acceptance of supervision and control of execution and fulfillment of the AGREEMENT by ESSALUD and by of the Supervisors appointed thereby, pursuant to the provisions in the AGREEMENT.

e.

Accreditation of the term of the Bid Validity, Effectiveness and Good Faith Bond up until the date of swap thereof for Bonds for obligations prior to start date of Investment Period pursuant to Clause 15.1 of the AGREEMENT.

f.	Accreditation of the payment of Success Fee to ESSALUD’s Transaction Advisor in filing process, corresponding to 0.5% of Projected Referential Investment plus General Sales Tax.

3.4.

After complying with requirement indicated in Clause 3.1 and complying with documentation detailed in Clause 3.3, ESSALUD’s representatives shall proceed to sign the AGREEMENT, from which point the latter becomes effective and the calculation of the terms begins. Then, it shall be formalized as Public Notarial Instrument in a maximum term of fifteen (15) Days.

STATEMENTS BY PARTIES

3.5.	The OPERATING COMPANY guarantees ESSALUD the veracity of the following statements:

a)

That it is duly authorized and in capacity to assume obligations that it is responsible for as a result of the signing of the AGREEMENT, having complied with all necessary requirements for its formalization and to meet the commitments contemplated therein. The realization of other actions or procedures by the OPERATING COMPANY is not necessary in order to authorize the signing and fulfillment of the obligations that it is responsible for under the AGREEMENT.

b)	That the documents of incorporation of the OPERATING COMPANY and the corporate bylaws are in accordance with the requirements of this AGREEMENT.

c)

That it has no obstacle to entering into agreements pursuant to the provisions in Article 1366 of the Peruvian Civil Code, and is not under administrative sanction with temporary or permanent disqualification in the exercise of its rights to enter into agreements with the State.

d)

That this AGREEMENT encompasses a body of legal and valid obligations required of the OPERATING COMPANY, which at all times shall have capacity to develop the object of the AGREEMENT, and therefore, by means of this statement, ensures that it will honor each of the obligations in the AGREEMENT subject at all times to the applicable Laws and Provisions.

e)

Which states that it understands the intangibility of the resources which comprise the Social Security fund and therefore these resources may not be applied for purposes other than those of its own creation, pursuant to the provisions approved by ESSALUD and to what is permitted in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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3.6.	ESSALUD ensures the OPERATING COMPANY the following:

a.

The signing of the AGREEMENT, by ESSALUD, is authorized in accordance with the applicable Laws and legal provisions. Likewise, ESSALUD’s representative or representatives who sign this AGREEMENT are duly authorized for this purpose, having complied with all administrative acts, requirements, demands, and obligations necessary for signing and duly complying with this AGREEMENT.

b.

The OPERATING COMPANY shall have the right to Operate Torre TRECCA as of the time established by the AGREEMENT and until the expiration thereof, and that this right shall only conclude in the cases of termination provided in the AGREEMENT.

c.	That, as of the date of signing of this AGREEMENT, ESSALUD is the sole and exclusive owner and possessor of the real estate covered in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 4:	GENERAL POINTS

APPLICABLE LEGAL FRAMEWORK

4.1.

This AGREEMENT has been signed in accordance with Peruvian Laws and Provisions. Consequently, the PARTIES concur that the content, execution, disputes, and any other consequences which may arise therefrom shall be governed by Peruvian legislation, which the OPERATING COMPANY states that it is aware of.

OPERATING COMPANY’S OBLIGATIONS AND RIGHTS

4.2.	Obligations of the OPERATING COMPANY at Torre TRECCA:

4.2.1.	General Commitments

a)

The OPERATING COMPANY has the responsibility to make investments in accordance with the provisions in this AGREEMENT pursuant to the nominal infrastructure service capacity of Torre TRECCA, at the required quality levels, contained in Annex IV of the AGREEMENT, including those investments which are not contemplated but which are necessary for serving the increase in demand of Accredited Insured, and for this purpose the financial-economic readjustment mechanism must operate as provided in this AGREEMENT.

b)	Maintain land and any other Properties under AGREEMENT free of unauthorized occupants, not allow alterations within its boundaries or a use other than the object of the AGREEMENT.

c)

Provide bonds which insure the fulfillment of its obligations during the effectiveness of the AGREEMENT, in the form and amounts noted in the AGREEMENT, and shall maintain their effectiveness during the respective term.

d)	Take out the insurance policies provided for in this AGREEMENT.

e)

Provide all economic, technical and care information that may be requested therefrom, provided it does not go beyond the fulfillment of the purposes of this agreement, directly by ESSALUD or through the respective Supervisors in accordance with the provisions in this AGREEMENT.

f)

Process and obtain, at its own cost, the necessary authorizations, licenses and permits which will enable the implementation and operation of Torre TRECCA, conducting the necessary actions for obtaining them with due diligence.

g)

Upon conclusion of the AGREEMENT, deliver to ESSALUD, without right to any payment, the Properties under AGREEMENT, including those which cannot be removed or whose removal might cause damage to any other Properties, except those which have not been depreciated in their entirety, which shall be transferred at their book value.

h)

The OPERATING COMPANY shall directly pay the administrative expenses, including among them the public utilities such as water, electricity, and telephone, among others, as well as the tax obligations what it may be responsible to pay in the execution of this AGREEMENT.

i)	Perform any other provisions under this AGREEMENT, in the form and terms established herein.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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4.2.2.	Regarding the Obligations prior to remodeling and implementing the TORRE TRECCA infrastructure

a)	Comply with deadlines provided for preparing EDI and PEO, as described in Section 7.

b)	Respect minimum design parameters set forth in Referential Project and this AGREEMENT for preparing the EDI.

c)

Adapt the EDI to the current specialized laws mainly regarding the architecture and engineering of Torre TRECCA, whether issued by ESSALUD or other competent entities; as well as the care infrastructure quality and material standards which shall be issued by ESSALUD.

d)	Respect the minimum content set forth in the Referential Project and this AGREEMENT for preparing the PEO.

e)	Offer and provide all facilities to the Supervisor of Design, Works and Equipment selected by ESSALUD, for performance of its duty.

f)	Comply with any other provisions under the AGREEMENT, in the form and terms set forth therein.

4.2.3.	Regarding the infrastructure remodeling and implementation works

a)	Carry out Works with established quality, form and terms; and, upon completion of the infrastructure, reinstate easements which might have been modified during their Construction.

b)

Take out insurance policies provided for in this AGREEMENT as needed to safeguard the integrity of the Infrastructure during its execution, as well as the materials, inputs, tools, equipment, machinery, and in general all resources that might be used therein.

c)

Arrange for adequate provisional traffic movement, when it is indispensable to interrupt and/or disturb the movement of traffic on the existing streets and/or roadways in order to execute the Works, with due compliance with applicable Laws and Provisions on traffic movement, works on public roadways and other works related to the execution thereof, where the penalties and fines shall be at its expense and cost which might be imposed by the Governmental Authorities due to negligence or breach of the aforesaid provisions.

d)	Offer and provide all facilities to the Supervisor of Design, Works and Equipment selected by ESSALUD, for performance of its duty.

e)	Remedy the observations formulated by the Supervisor of Design, Works and Equipment.

f)	The OPERATING COMPANY shall be liable for all harm and damage caused to third parties and/or properties owned by them as a result of the Works and/or the breach of the obligations related to it.

g)	Conserve the properties under AGREEMENT in good condition, by repairing or replacing the elements which may be deteriorated due to their use.

h)	Comply with any other provisions under the AGREEMENT, in the form and terms set forth therein.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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4.2.4.	Regarding the Equipment obligation

a)	Acquire, install, update, and give maintenance to necessary Equipment for provision of Mandatory Services pursuant to provisions in this AGREEMENT.

b)	Take out all necessary insurance to safeguard the integrity of the Equipment, as well as all the elements which in general might be used for the operation thereof.

c)	Offer and provide all facilities to the Infrastructure and Equipment Acceptance and Receipt Committee and/or Supervisor of Design, Works and Equipment.

d)

The OPERATING COMPANY shall be liable for all harm and damage caused to third parties and/or properties owned by them as a result of the use of the Equipment and/or breach of the obligations linked to it.

e)	Comply with any other provisions under the AGREEMENT, in the form and terms set forth therein.

4.2.5.	Regarding the Operation and Management of the Services

a)	Execute the Mandatory Services in accordance with the terms and conditions provided in the Referential Project and the AGREEMENT.

b)

Provide the Mandatory Services without interruption within established care hours, by observing all minimum service standards and services indicators provided in the AGREEMENT and by guaranteeing for the Accredited Insured the right to use the services which may be offered in Torre TRECCA by complying with the requirements that are sent thereto by ESSALUD in order to remedy any deficiency which may be seen, except exceptional situations due to unforeseen circumstances or force majeure in accordance with the provisions in Clause 5.5 and related clauses.

c)	Respect the rights of the Accredited Insured, as well as safeguard the principles of due non-disclosure and confidentiality; this obligation will subsist after the execution of the AGREEMENT.

d)

Assume obligations arising from harm which may be caused to the Accredited Insured, for medical or other actions; and recognized by the OPERATING COMPANY itself, court and/or administrative rulings, requiring the subscription of the respective insurance policy.

e)

Eliminate the causes giving rise to annoyances, discomforts, inconveniences, and excessive risks in the care of the Accredited Insured, except when the adoption of measures which alter the normality of the Mandatory Services are due to reasons of safety or urgent repair.

f)	Provide all safety equipment on the job to its employees in the performance of their duties.

g)

Facilitate supervision, evaluation and control labors which may be executed by the Agreement and Operations Supervisor or the ESSALUD’S Central Investments Agreements Development and Management Office, and handle their recommendations, which shall be in accordance with the purposes provided in this AGREEMENT, recommendations which shall be stated in a commitment certificate.

h)	Comply with any other provisions under the AGREEMENT, in the form and terms set forth therein.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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4.2.6.	Regarding the Equipment and Infrastructure Maintenance obligation

a)	Perform Equipment and Infrastructure Maintenance, by conserving them in suitable condition for ensuring their proper operation.

b)

Conserve the Infrastructure and Equipment in the conditions contemplated in the AGREEMENT, by repairing or replacing the elements that may become deteriorated due to their use, in order to maintain them in suitable conditions to be used.

c)	Comply with any other provisions under the AGREEMENT, in the form and terms set forth therein.

4.2.7.

The OPERATING COMPANY shall diligently comply with the obligations under its responsibility set forth in this AGREEMENT regarding the delivery of information, granting facilities for the supervision, inspection, oversight, control, and similar matters; whether directly requested by ESSALUD or through its Committee or Office, or whether it is done by the designated Supervisor. All of the foregoing is so that ESSALUD or the designated Supervisor may verify the fulfillment of the service indicators and minimum standards set forth in the Agreement.

ESSALUD, by acting directly or through a Committee or Office, or the designated Supervisor, shall exercise their attributions to request information and grant facilities for the supervision, inspection, oversight, control, and similar matters, in the framework of reasonability, avoiding arbitrary demands, which are not in accord with the object of the Agreement or which unnecessarily cause cost overruns for the OPERATING COMPANY.

4.3.	Rights of the OPERATING COMPANY:

a)	Earn, as compensation for its services, the items set forth in this AGREEMENT.

b)

Transfer its position under the agreement entirely to another legal entity which complies with the prequalification requirements provided in the Statement of Interest and in accordance with the restrictions and conditions set forth in points i) and ii) of letter e of Clause 3.1, and in addition, have the prior authorization of ESSALUD.

c)	Establish guarantees on earnings of the AGREEMENT regarding obligations derived therefrom.

d)

Enjoy full freedom to enter into agreements and freedom under the agreement in the establishment of its decision-making and administration regime, as well as in hiring personnel, except by express stipulation in the AGREEMENT.

e)

Order the annotation in the Registry of Shares of charges, encumbrances, trust, usufruct or similar agreements, and/or property securities which are set up by the shareholders of the OPERATING COMPANY over the percentage of the freely-available shares in the framework or as a result of the financial closing process, as well as to modify the conditions agreed to therein, without prejudice to the communications or authorizations with ESSALUD.

f)	Others which may be derived from this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ESSALUD’S OBLIGATIONS AND ATTRIBUTIONS

4.4.	General Points

a)	Sign the Public Notarial Instrument which creates this draft.

b)	Deliver, to the OPERATING COMPANY, the Properties under AGREEMENT corresponding to the term and on the conditions set forth in the AGREEMENT.

c)	Formalize the fulfillment of the AGREEMENT directly or through the supervision mechanism provided in this AGREEMENT.

d)	Execute the bonds established in the AGREEMENT, as well as the penalties due to non-fulfillment provided therein.

e)	Declare the temporary suspension of the Works or Services or invoke the completion or termination of the AGREEMENT, solely when one of the causes set forth in the AGREEMENT occurs.

f)	Comply with the payment of the agreed compensations.

g)

For purposes of the agreement, the statements, guarantees and obligations of ESSALUD shall not be affected by changes in the applicable Laws and Provisions, except in the event of the application of the Economic-Financial Balance clauses provided in this AGREEMENT. Furthermore, ESSALUD shall be required to oversee and ensure the effectiveness of the rights granted to the OPERATING COMPANY through this AGREEMENT.

h)	Receive, from the OPERATING COMPANY, the respective payment for the provision of health care services that the latter offers to private third parties at Torre TRECCA.

i)

ESSALUD shall assign, to the OPERATING COMPANY, the Accredited Insured, by preventing the occurrence of an “adverse selection” in detriment to the OPERATING COMPANY, by acting with the same criteria with which the insured are assigned to any other health care centers.

j)	Any other matters that may be agreed to in the AGREEMENT.

4.5	As of the Date of Signing of this AGREEMENT

a)	Conduct verification of effectiveness of Bid Validity, Effectiveness and Good Faith Performance Bond, which shall prevail up to fifteen (15) Days from the AGREEMENT Signing Date.

4.6	On preparation of the EDI, the Works and the Equipment.

a)	Approve the EDI, after verification of fulfillment of the minimum requirements set forth in the Referential Project and this AGREEMENT.

b)	Delivery the Properties under AGREEMENT corresponding to the OPERATING COMPANY within the term provided.

c)	Supervise, during the Works, the fulfillment of the obligations set forth in the EDI and PEO and approved the Works completed.

d)	Issue the Work Progress Certificate (CAO) in accordance with the procedure set forth in the AGREEMENT.

e)	Issue the Equipment Progress Certificate (CAO) in accordance with the procedure set forth in the AGREEMENT.

f)	Comply with any other provisions under the AGREEMENT, in the form and terms set forth therein.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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4.7	On the Economic Flow

a)	Make the payments for RPS in accordance with the provisions in the AGREEMENT.

b)	Reestablish the AGREEMENT’s economic balance when applicable, pursuant to the readjustment and balance clauses provided in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 5:	AGREEMENT DURATION AND TERMS

AGREEMENT EFFECTIVENESS

5.1.

As of AGREEMENT Signing Date, AGREEMENT shall have effectiveness of 20 (twenty) years except for cases of renewal and suspension, pursuant to terms and conditions provided in this AGREEMENT, necessarily culminating upon expiration of its term and with completion or termination of this AGREEMENT. This term may be renewable with prior approval by ESSALUD.

In the sense stated in the preceding paragraph, the AGREEMENT term may be renewed for additional periods of a minimum of five (5) years each, up to a total term of effectiveness of fifty (50) years. The term renewal will require the signing of any Addendum to the AGREEMENT.

For this purpose, no later than one (1) year prior to the date of extinction of the effectiveness of the AGREEMENT, the OPERATING COMPANY shall communicate to ESSALUD its intent to renew the term of effectiveness of the AGREEMENT, appending, for such purpose, the respective reference terms and procedure that will be adopted for the formalization of the new AGREEMENT conditions. ESSALUD shall communicate within the term of six (6) months its interest in negotiating the renewal of the term of effectiveness of the AGREEMENT.

After the first renewal, the AGREEMENT may be renewed discretionally by ESSALUD at the request of the OPERATING COMPANY by written communication no less than one (1) year in advance before the expiration of the first renewal, and ESSALUD must define whether the renewal will be granted not less than six (6) months before the expiration of the first renewal.

AGREEMENT TERMS

5.2.

As follows, the main terms of the agreement are detailed which encompass two stages: (i) Investment Period and (ii) Operation Period, the sum of which shall be within the maximum term of effectiveness provided in the preceding clause.

5.2.1.

The Investment Period encompasses a minimum term of eighteen (18) months from the Date of Effectiveness of the Obligations (FVO), which includes the term for completing the Remodeling and Implementation of the Infrastructure and Equipment of Torre TRECCA.

5.2.2.

The Operation Period encompasses the remaining term of effectiveness of the AGREEMENT in accordance with the provisions in Clause 5.1, after completed the Investment Period, for purposes of carrying out the provision of the Service under this AGREEMENT.

5.3.

Without prejudice to the foregoing, the OPERATING COMPANY may request that the Operation Period is conducted in phases even when the entirety of the works of the Investment Period have not been concluded; for which the PARTIES shall agree to what may be necessary for this.

5.4.

These terms are fixed and the breach or delay shall imply an infraction of the agreement, subject to penalties, execution of bonds, termination of the agreement, and/or other legal actions; except in special cases in which the suspension of obligations with the corresponding term renewal may apply.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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OBLIGATIONS SUSPENSION AND TERM RENEWALS

5.5.	As exception, the established obligations will be suspended and the term shall be renewed when any of the events detailed as follows occurs:

a.	Force majeure or unforeseen circumstances, without prejudice to the AGREEMENT termination cause.

b.	In the event of actual strikes of the doctors, nurses or health workers which affect the development of the Services provided in Torre TRECCA.

c.	Non-fulfillment of the obligations of the PARTIES in accordance with the indications in the AGREEMENT, including the payment of compensations for respective Mandatory Services.

d.	Agreement between the PARTIES, arising from circumstances other that the circumstance stated in the preceding letter, provided a record thereof is established.

e.	Any other cases expressly provided in this AGREEMENT.

The application of the suspension of the term is done when the effects of the events which generate the suspension are of such a magnitude that they prevent the performance of the obligations under the responsibility of the OPERATING COMPANY. The suspension does not exempt any of the PARTIES from the obligations already entered into by agreement.

5.6.

If one of the PARTIES desires to suspend its obligations as a result of one of the cases provided, it must inform the other Party in writing in a timely fashion, justifying and accrediting its allegations, and it shall be the duty of the other PARTY to issue a statement within a maximum term of fifteen (15) calendar Days from the date of the communication. In the event that the Party who receives the request fails to issue its opinion in the indicated term, it shall be understood that it has provided its consent to the proposed suspension. Similarly, it shall be the responsibility of the benefited PARTY to immediately give notice after the extinction of what caused the suspension in order to be able to resume its obligations. In the event of mutual agreement for suspending the obligations, the same written agreement establishes the suspension dates and resumption of the obligations.

5.7.

In the cases of suspension of obligations, no infractions shall be incurred; therefore the penalties listed in this AGREEMENT shall not take place, without prejudice to the causes which gave rise to the suspension and in the least time possible.

5.8.

In order to avoid the total or partial paralysis of the Mandatory Services, each Party must make reasonable efforts, if necessary, agreeing to entering into agreements with third parties, provided the aforesaid situation does not exceed the term of one (01) year; otherwise, the termination of the AGREEMENT shall be considered.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 6:	PROPERTY REGIME

PROPERTY REGIME

6.1.

During the effectiveness of the AGREEMENT, the OPERATING COMPANY shall have powers of exclusive use over the Properties under AGREEMENT, including, among others, the infrastructure of Torre TRECCA in relation to the Mandatory Services provided in the AGREEMENT.

6.2.

All the properties that may be incorporated, including the constructions, equipment and furniture for achieving the object of the AGREEMENT, shall constitute Properties under AGREEMENT as of their incorporation, about which a record must be left. After completion of the term of the agreement, the Properties under AGREEMENT shall be transferred in ownership to ESSALUD without additional cost, without prejudice to the payment of the respective RPI. The movable properties (that is, Equipment and furniture) linked exclusively to the provision of the Optional Services as well as those which may not form part of the commitment assumed by the OPERATING COMPANY with ESSALUD shall not form part of the Properties under AGREEMENT.

6.3.

The OPERATING COMPANY, under the mandate granted, may not dispose of them, encumber them or assign them without prior and express authorization of ESSALUD. However, the issuance of an agreed and enforced final or court administrative order, for causes attributable to the OPERATING COMPANY, which prevent it from realizing a substantial part of its business, may cause the termination of the agreement, without prejudice to the penalties that may apply.

6.4.

ESSALUD is required to place at the disposal of the OPERATING COMPANY the infrastructure of Torre TRECCA in the term which is provided in the AGREEMENT. In addition, during the effectiveness of the AGREEMENT, the Properties under AGREEMENT shall be utilized in accordance with the provisions therein. Any other use must have the prior authorization of ESSALUD, with warning of application of penalties which may apply.

6.5.

Upon completion of the AGREEMENT, the OPERATING COMPANY is required to deliver all properties, constructions and improvements which are not removable or whose removal may cause damage to the infrastructure, in benefit of ESSALUD without admitting any reimbursement for them except when they have been depreciated in their entirety, and for that reason, the total or partial destruction of the Properties under AGREEMENT by the OPERATING COMPANY shall be subject to penalty.

INFRASTRUCTURE INAUGURATION

6.6.

The Inauguration shall be conducted in two stages: (1) the first stage encompassing from the first floor up to the twenty third floor of Torre TRECCA, in a maximum term of sixty (60) calendar Days from the Closing Date, (ii) the second stage encompassing the basement, in a maximum term of one hundred eighty (180) calendar Days from the Closing Date. ESSALUD, for purposes of formalizing the Inauguration, shall deliver to the OPERATING COMPANY the existing infrastructure, which will be delivered free of invasions and occupations, litigation, embargos, encumbrances, easements, or any other rights in rem granted in favor of third parties, such that the OPERATING COMPANY is not prevented from executing in a smooth, timely, peaceful, and continuous way its obligations under the agreement.

To concretize the Inauguration, ESSALUD will send to the OPERATING COMPANY the respective summons communication. Without prejudice to the foregoing and for duly substantiated reasons, the PARTIES may agree at the request of one of them that the Inauguration will be conducted on another date prior to or after the date provided in this clause.

6.7.

The delivery of the infrastructure to the OPERATING COMPANY shall be conducted in two acts, pursuant to what is set forth in numeral 6.6. In both stages the Certificate of Delivery of Infrastructure shall be signed. With these acts, the Torre TRECCA infrastructure shall be at the disposal of the OPERATING COMPANY for the fulfillment of the obligations under the agreement as set forth in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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6.8.

In the event that the infrastructure is not delivered in the term noted or in the term of the respective renewal due to causes attributable to ESSALUD, the OPERATING COMPANY may chose to request the termination of the AGREEMENT, without prejudice to the application of the respective penalties. On the other hand, if the OPERATING COMPANY does not attend the delivery of the infrastructure, the infrastructure shall be declared completed, and therefore ESSALUD shall give notice of the fact to the OPERATING COMPANY.

6.9.

In the Infrastructure Delivery Certificate, the general delivery conditions shall be set forth, as well as the initial inventory and the specific affectation on the fulfillment of the object of the AGREEMENT, specifying in the most detailed way possible and regarding each of its components, its features, location, state of conservation, annotations on its operation or yield, and any other points of interest. Those observations which are not recorded on the Certificate shall not be subject to claims in the future, except those corresponding to hidden defects.

EASEMENTS

6.10.

ESSALUD is responsible for and undertakes to execute the easement imposition procedures that were necessary for fulfilling the OPERATING COMPANY’S obligations, pursuant to the procedure and in compliance with the requirements provided in the law on the matter; and the easements, once imposed, shall be deemed as rights of the AGREEMENT.

6.11.	All costs related to the rights acquisition procedures and/or easement impositions shall be assumed in their entirety by ESSALUD.

6.12.	The easements for the occupation of private properties may be:

a.	Regarding temporary occupation of privately owned properties, indispensable for the construction of works, maintenance activities and provision of Services under the AGREEMENT.

b.	Regarding movement, for custody, conservation and repair of works, equipment and facilities under the AGREEMENT.

6.13.

The temporary occupation easements, other than the movement rights easements, entitle the owner of the servient property to receive the payment of the indemnities and compensations set forth in the applicable Laws and Provisions. The indemnity payments which might apply shall be the responsibility of ESSALUD.

6.14.

ESSALUD shall provide facilities and shall conduct coordinations so the OPERATING COMPANY may utilize public security help, in the cases where there is opposition from the owner or manager of the servient property, without prejudice to being able to file legal actions as appropriate.

6.15.

In the event that an easement is extinguished attributable to the OPERATING COMPANY and for this reason, there was a need for a new easement, the OPERATING COMPANY shall be responsible for obtaining the new easement at its expense and cost; otherwise. The application of the penalties that may be applicable shall proceed. However, if, for any reason not attributable to the OPERATING COMPANY, the latter loses the right to any already established easement, ESSALUD shall be required to obtain, at its expense and cost, the establishment of a new easement to replace the previous one.

POSSESSORY DEFENSES

6.16.

As of the Inauguration, the OPERATING COMPANY is obligated to exercise possessory defenses, both for the case of attempt to usurp the land area committed in the AGREEMENT, and in the case of activities that are incompatible with the good use of that area by third parties, with warning that the respective penalties may be applied.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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6.17.	The possessory defenses which may be exercises are as follows:

a.

Extrajudicial possessory defense, utilized to repel the force that may be used against it and to be able to recover the property, without time lapse, if it was dispossessed, but always abstaining from the unlawful conducts not justified by the circumstances, pursuant to Article 920 of the Peruvian Civil Code.

b.

Judicial possessory defense, in the event that any affectation, dispossession, occupation, usurpation, etc., befalls on the properties of the AGREEMENT, and communication shall be made to ESSALUD regarding the aforesaid events and shall make use of the judicial mechanisms and recourses which may allow to hold harmless ESSALUD’s right over the Properties under AGREEMENT, pursuant to Article 921 of the Civil Code.

6.18.

The exercise of the aforementioned defenses must be carried out with due diligence by the OPERATING COMPANY and does not except it from liability in the fulfillment of its obligations regarding the Properties under AGREEMENT. The OPERATING COMPANY shall immediately coordinate with ESSALUD the filing of legal actions that the latter shall lodge in order to hold harmless ESSALUD’s right over the properties.

OPERATING COMPANY’S OBLIGATIONS

6.19.

The OPERATING COMPANY assumes, in relation to the Properties under AGREEMENT, the following obligations listed below, with the warning that the respective penalties may be applied, and that these do not encompass a restricted or limited list in detriment to any other obligations which may be set forth in this AGREEMENT.

a.

Carry out activities aimed at preserving, in the term set for the AGREEMENT, the condition of the state and nature of the Properties under AGREEMENT, remaining clearly agreed and understood between the PARTIES that such properties shall only undergo deterioration from their ordinary use.

b.

Carry out activities of Maintenance, and in general, all that work which aims at and maintains the operability of the Properties so that negative environmental impact is prevented, in accordance with the scope defined in the Environmental Impact Assessment (EIA).

c.

Carry out the necessary, and useful, improvements which may be required by the properties in accordance with the required service levels. In all these areas, the OPERATING COMPANY will seek to both utilize technologies with known effectiveness, and the introduction of new technologies.

d.

Replace the properties which might become obsolete, lost, technologically outdated, as well as those which technically might not be suitable to fulfill their objective or whose state of preservation does not meet the conditions which establish the service levels for the optimum execution of the AGREEMENT, pursuant to the established terms.

e.	Pay the taxes which may apply over the properties, in accordance with the applicable Laws and provisions, under its responsibility.

f.

Take responsibility for damages, harm and losses caused to properties since the Inauguration, acquisition or construction of each of them, except when any of such events arise due to unforeseen circumstances or force majeure.

g.

The OPERATING COMPANY shall be responsible in relation to ESSALUD or third parties for the proper administration and use of the Properties under AGREEMENT, as well as for the risk of loss, destruction or technological outdatedness inherent to them, except when any of such events arise due to unforeseen circumstances or force majeure.

h.

Hold harmless ESSALUD in relation to or against any legal, administrative, arbitration, or agreement action or objection, or claim of any nature regarding the properties, provided this situation has not arisen after the Delivery of the Infrastructure and does not have its source in unforeseen circumstances or force majeure.

i.	Take out insurance policies over the Properties under AGREEMENT, on the terms set forth in the respective Section.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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6.20.	In turn, ESSALUD undertakes to:

a.	Assume responsibility for harm and damages which may affect the OPERATING COMPANY, holding it harmless in relation to any third party claim or action which may arise as a consequence of:

(i)	Any situation or event prior to the Inauguration, including the responsibility for preexisting environmental liabilities.

(ii)	Any situation or event which, having arisen after the Inauguration, was due to causes appearing prior thereto.

PROPERTY RETURN UPON AGREEMENT TERMINATION

6.21.

Upon termination or completion of the AGREEMENT for any cause, the OPERATING COMPANY is obligated to deliver to ESSALUD all the Properties under AGREEMENT, including the construction of Torre TRECCA, within the following thirty (30) calendar Days, in one sole act wherein the Property Return Certificate shall be signed. Without signing the certificate, there will be no substantiating or probative document of the transfer of the properties upon termination of the AGREEMENT.

6.22.

In the Property Return Certificate, the description of the properties to be returned shall be set forth, specifying overall, and for each of their components: their characteristics, location, state of conservation, annotations on operation or yield, and any other elements of interest, as well as any other element that may aim to identify the returned property, its condition and state of conservation. Among the identification elements, blueprints, photographs or schematics may be included.

6.23.

The delivery of properties referred to in this Clause shall not imply additional compensation of indemnity in favor of the OPERATING COMPANY, except the payment of Compensation for outstanding Investments.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 7:	OBLIGATIONS PRIOR TO INVESTMENT PERIOD

7.1.

Prior to the Investment Period start, the OPERATING COMPANY shall have proceeded to submit to ESSALUD’s consideration, the approval of the Final Engineering Assessment (EDI), which shall be prepared in the terms provided in this Section which shall be counted from the AGREEMENT Signing Date. The EDI shall contain the following:

a)	Manage and Obtain Urban Development and Building Parameters regarding land

b)	Soil Mechanics Study

c)	Building Structural Evaluation

d)	Manage and Monitor Workability of public utilities (Water, Sewage, Electricity, Communications, Gas and others) until obtained

e)	Location and Placement Blueprint

f)	General Distribution Blueprint of Torre TRECCA on 1/200 or 1/250 scale

g)	General Sections and Elevations on 1/200 or 1/250 Scale

h)	General Descriptive Report (including Care Center’s Maximum Installed Capacity, Calculations Reports corresponding to each Specialty and Areas Summary Chart

i)	Architecture, Security and Evacuation Blueprints on 1/100 scale

j)	Sections and Elevations on 1/100 scale

k)	List of General Expenditures in accordance with indications in Clause 7.3

l)	Architecture Blueprints on 1/50 scale (Distribution layout per floor or level, sections and elevations)

m)	Structural reinforcement project and the development of detailed engineering on 1/50 scale

n)	Electrical Installations Blueprints on 1/50 scale

o)	Communications and Structured Wiring Installations Blueprints on 1/50 scale

p)	Toilet Installations Blueprints on 1/50 scale

q)	Mechanical Installations Blueprints on 1/50 scale

r)	Equipment Blueprints on 1/50 scale

s)	Safety and Evacuation Blueprints on 1/50 scale

t)	Descriptive Report by specialty.

u)	Chart of Areas and Chart of Finishings

v)	Environmental Impact Assessment

w)	Three-dimensional Views

x)	Details of all specialties

y)	Technical Specifications of Materials and List of Inputs.

z)	Tables of Take-Offs by Specialty

aa)	Budget Summary

bb)	Unit Costs Analysis.

cc)	Consolidated Budget and Budget by Items.

dd)	Detailed Scale Model on convenient scale with protective acrylic covering.

ee)	Safety and evacuation plan.

ff)	Annual Maintenance Plan.

gg)	Works Execution Schedule - PEO (including Gantt Chart)

hh)	Survey blueprints of Torre TRECCA existing infrastructure (Floor Layouts, sections and elevations on 1/200 scale).

ii)	Signage Blueprints on 1/50 scale.

In addition, the OPERATING COMPANY shall submit the following:

•	Requirement of number of parking slots in accordance with Urban Development and Building Parameters of the Municipality of Jesús María.

•	Descriptive information on general and detailed building procedures.

•	The detailed Schedule including times and resources for each activity.

•	The comprehensive safety and hygiene plan.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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•	Comprehensive scheduling of activities required to put into service the Torre TRECCA, including, in addition to the Construction, the pre-operational, administrative and legal activities.

•	Others, at the discretion of the OPERATING COMPANY.

7.1.	The OPERATING COMPANY shall submit the list of General Expenditures with shall be recognized thereto in the event of application of respective cases of Suspension of this AGREEMENT.

The document compiling the General Expenditures shall contain a detailed list of duly substantiated general expenditures, noting the fixed and variable components for each of the following stages.

a.	General Expenditures in Stage of obligations prior to Investment Period.

This stage covers from EDI approval ate to calendar Date prior to Investment Period Start Date.

b.	General Expenditures during Investment Period

This stage covers from Investment Period Start Date to calendar Date prior to Operation Period Start Date. Fixed General Expenditures shall be recognized.

c.	General Expenditures during Operation Period.

Corresponds to term of this stage from Operation Period Start Date to AGREEMENT expiration date. Fixed General Expenditures shall be recognized. Admissible variable expenditure is understood as expenditure strictly linked to and corresponding to the stage in which the suspension event occurs.

After the General Expenditure structure is submitted by the OPERATING COMPANY, ESSALUD shall give its conformance or issue observations in a term of not more than five (5) Days. ESSALUD may make observations one single time. In that case, the statement by an expert to be hired by OPERATING COMPANY will be requested regarding a slate proposed by ESSALUD.

Then, bimonthly, for the case of stages a and b and biannually for c, OPERATING COMPANY may submit a report to substantiate the readjustment of the structure of General Expenditures. For each readjustment of the structure of General Expenditures, ESSALUD shall make a statement in a maximum term of five (5) Days to give its conformance or issue observations. ESSALUD may make observations one single time. In that case, the statement by an expert will be requested as indicated in the preceding paragraph.

The lack of a statement regarding the aforementioned in the term indicated shall imply the acceptance by ESSALUD of the OPERATING COMPANY’S proposal.

In the event of the application of any of the suspension causes provided in this AGREEMENT, OPERATING COMPANY shall submit the respective substantiations documentation after recognition of the General Expenditures which has been previously approved by ESSALUD in accordance with the mechanism provided in this clause.

7.3.

ESSALUD, in the term of one (1) Day from the receipt of the EDI, shall deliver, to the Supervisor of Design, Works and Equipment, the EDI submitted by the OPERATING COMPANY so that in a term of the following twenty (20) calendar Days, Supervision may submit to ESSALUD the respective report, which if so, shall include in a detailed form the observations and/or suggestions. If there are no observations or if the aforementioned term has expired without receiving observations from Supervision, ESSALUD shall deem as approved the EDI in a term of three (3) Days.

7.4.

If there are observations, ESSALUD may request corrections and modification of the EDI, which may not distort the Referential Project which was declared of interest, except when the Applicable Laws and Provisions are opposed by ESSALUD or the provisions in this AGREEMENT. ESSALUD shall emit the observations to the OPERATING COMPANY in a term of three (3) Days. The OPERATING COMPANY shall have a maximum term of twenty (2) calendar Days to remedy the observations, if necessary

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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The realization of modifications shall not justify delays in the start and commissioning dates of the Infrastructure for the OPERATING COMPANY. These observations may only be made once, and additional observations may not be included, beyond those already made. Once remedied the observations, ESSALUD shall have a term of ten (10) Days to approve the EDI.

7.5.	It must be specified that the remodeling of the existing building must contain:

•	Structural evaluation in accordance with new safety standards.

•	Reinforcements that may be necessary to enable adaptation of environments to new duties which have to be performed in existing spaces.

•	Elimination of some structural elements if necessary for installations and ductwork that may be required.

•	Others.

7.6.

The EDI prepared by the OPERATING COMPANY must be submitted to ESSALUD, on two (2) hard copies and one (1) computer disk in AUTODESK - REVIT 2010, so that ESSALUD, through Supervision, may check its conformance with the Referential Project, to provide its Services, Minimum Service Standards and Service Indicators set forth in this AGREEMENT, the standards of the National Civil Defense System, of the National Building Regulations and, in general, with the applicable Laws, as well as, with the established terms. In the absence of specific regulations on certain points related to safety and environmental impact, the Final Infrastructure Assessment may be readjusted to the internationally recognized standards, making reference to them for their verification and approval.

Those involved in the review of the EDI in accordance with what is stated in the preceding paragraph must have the Autodesk - Revit 2010 Program to be able to review the delivered products.

7.7.

ESSALUD’s internal standards, the current standards on safety in construction, the applicable laws for the execution of constructions, and the applicable Laws and Provisions must be taken into account for fulfilling the obligations provided in this AGREEMENT.

ON THE EDI DEVELOPMENT PLAN (PDE)

7.8.	Prior to approval of the EDI, OPERATING COMPANY must submit an EDI Development Plan (PDE) wherein referentially the timetable for the execution of the activities described in Clause 7.2 is included.

The PDE shall divide referentially the preparation of the EDI into two or more phases. In each phase, part of the activities described in Clause 7.2 shall be grouped.

7.9.	As each of the phases scheduled in the PDE is developed, OPERATING COMPANY may request partial approval thereof, for the purpose of streamlining the approval of the EDI.

Finally, after completed the proposed phases in the PDE, the approval of the Financial Engineering Assessment (EDI) shall proceed, with record thereof with issuance of Final Engineering Assessment Approval Certificate. This Certificate shall be issued by ESSALUD in a maximum term of fifteen (15) Days. By Decision of the General Management or whoever is delegated this role, then the stage of Construction and Provision of Equipment shall be authorized.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ON FINANCIAL CLOSING

7.10.	The OPERATING COMPANY must accredit by credible documentation and in the terms indicated below, an least some of the following circumstances:

a.	That it has successfully completed the process aimed at obtaining the financial resources for at least executing the first Project Construction Milestone.

b.

That to the best of its knowledge and understanding, there are no hindrances, problems or difficulties of any sort from the angle of financing the investment, regarding the necessary funds to fulfill the Construction under AGREEMENT.

7.11.

In order to comply with the preceding indications, OPERATING COMPANY shall submit the document which credibly accredits what is described in numerals a and/or b, in a term of thirty (30) calendar Days, counted from the date of approval by ESSALUD of the Final Engineering Assessment (EDI) and the approval of the Environmental Impact Assessment (EIA) by ESSALUD. For this purpose, it may submit, with notarial legalization, copy of the agreements of financing, bonds, trusts, and in general any other relevant agreement text, which the OPERATING COMPANY has agreed to with the Allowed Debtees who will participate in financing this AGREEMENT.

7.12.

In the event that the financing mentioned in this Clause is made with the OPERATING COMPANY’s own resources, the latter must submit, in the term indicated in the preceding paragraph, proof of the public notarial instrument wherein is recorded the increase in the respective corporate capital, duly registered in the Public Registries or any other different corporate documentation attesting to the aforementioned capital increase.

7.13.

Before expiration of maximum term set forth for the OPERATING COMPANY to comply with proving the Financial Closing, the OPERATING COMPANY may request from ESSALUD on one single occasion the extension of the aforesaid term by an additional ninety (90) calendar Days to accredit the completion of the process and Financial Closing. If the afore-requested documentation is not submitted in the event the Financial Closing is not achieved in the extended period, the termination of the AGREEMENT shall occur, for which the OPERATING COMPANY must pay ESSALUD, in form of compensation for harm and damages, a sum equal to 50% of the Service Performance Bond, not later than thirty (30) calendar Days from the occurrence of the termination of the AGREEMENT. In the event of failure to pay in the aforementioned term, ESSALUD shall proceed to execute the Service Performance Bond for the aforesaid amount.

7.14.

The aforementioned compensation shall not apply when, upon the expiration of the term for accrediting the Financial Closing, it is demonstrated that the OPERATING COMPANY, by acting with diligence and good faith, despite its efforts with financial, banking and similar entities, in different financial branches, did not manage to agree with the latter on the terms and conditions of the agreements of financing required by the OPERATING COMPANY for the Financial Closing in accordance with the AGREEMENT.

7.15.

The OPERATING COMPANY shall invoke the verification of the case of objection provided in the preceding paragraph, by submitting a non-binding report detailing the efforts made in this regards, as well as the events and circumstances which frustrated the financial closing.

7.16.

In the event that ESSALUD deems that the report submitted by the OPERATING COMPANY is not satisfactory, it shall request that a report be prepared by a financial advisor with legal standing and recognized national or international prestige, selected from the slate of three advisors which, for this purpose, shall be submitted thereto by the OPERATING COMPANY. The selected advisor must issue his or her opinion in accordance with the framework mentioned in the preceding paragraph.

7.17.

The aforesaid financial advisor shall not have, nor shall have had, any relationship with the OPERATING COMPANY nor with ESSALUD, except by express agreement of the PARTIES. The cost of the aforementioned hire shall be assumed by the OPERATING COMPANY.

7.18.

In the case mentioned in the preceding paragraphs, the OPERATING COMPANY shall compensate ESSALUD with the amount corresponding to the coverage of the administrative expenditures and costs made by ESSALUD in the selection and adjudication process necessary for selecting a new

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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operator, an amount which shall be estimated based on institutional policy. The OPERATING COMPANY shall pay this sum not later that sixty (60) calendar Days from the occurrence of the termination of the AGREEMENT. In the event of failure to make the payment in the aforementioned term, ESSALUD shall proceed to execute the Service Performance Bond up to the stated amount, and shall not proceed to request the payment of any additional compensation for harm and damages.

PERMITS AND LICENSES

7.19.

The OPERATING COMPANY shall obtain the permits and licenses for demolition, construction, operation, environmental certification, and workability of water, sewage, electricity, gas, and communications, among others, which may be necessary for the execution of the obligations of the AGREEMENT. The processing of the respective files, as well as the payment of fees and taxes inherent to the processing, shall be at the expense and cost of the OPERATING COMPANY, assuming the liability by law for negligence in the aforesaid obligations. It is not the responsibility of ESSALUD to process or obtain them; nevertheless, ESSALUD may cooperate with the OPERATING COMPANY to obtain them in accordance with its possibilities.

The failure of ESSALUD and/or the competent Governmental Authority, as applicable, to grant the permits and/or licenses indicated in the preceding paragraph—in the respective legal timeframes—or to approve or make observations on the Final Engineering Assessment or the Environmental Impact Assessment in the afore-stipulated timeframes, shall be cause for invoking the suspension of the calculation of the terms of the AGREEMENT. In the event that the suspension is prolonged for the period of six (6) months, the OPERATING COMPANY may invoke the Termination of the AGREEMENT, in accordance with the stipulations in Clause 23.7 et seq. or 23.13, as applicable.

ESSALUD’S OBLIGATIONS

7.20.	ESSALUD must provide all facilities so that the OPERATING COMPANY may comply with the obligations prior to the works that have been set forth in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 8:	ON THE INVESTMENT PERIOD - WORKS

8.1.

During the Investment Period, the OPERATING COMPANY agrees to execute all the Works needed in the facilities of Torre TRECCA which enable the realization of the provision of the Mandatory Services, which will be executed during the Investment Period, in accordance with the description in Clause 5.2.1., and which must comply with the Final Engineering Assessment.

The Investment Period execution term shall be eighteen (18) months from the Date of Effectiveness of the Obligations in accordance with the provisions in Clause 8.3.

8.2.	The materials, equipment, elements, and machines to be used must meet the qualities and characteristics set forth in the applicable Laws and Provisions.

DATE OF EFFECTIVENESS OF THE OBLIGATIONS OF THE INVESTMENT PERIOD (FVO)

8.3.	So the Date of Effectiveness of the Obligations of the Investment Period takes place, first the following events listed below must have occurred previously:

a)	That the Inauguration has occurred.

b)	That the Environmental Impact Assessment has been approved by the Competent Environmental Authority.

c)	That the municipal permits and licenses have been obtained for the execution of the Works.

d)	That the easements that may be needed have been imposed.

e)	That the financial closing of the OPERATING COMPANY has occurred.

f)	That ESSALUD has approved the Final Engineering Assessment.

g)	That ESSALUD has set up the Administration and Bonding Trust.

h)	That the Structures Assessment has been realized for the Torre TRECCA infrastructure.

Once completed the events described in this clause, ESSALUD will give written notice to the OPERATING COMPANY that the Date of Effectiveness of the Obligations shall occur in a maximum of ten (10) calendar Days from the date of receipt of the aforementioned communication.

8.4.

The PARTIES have estimated that the events listed in Clause 8.3 shall occur in a maximum period of six (6) months from the Closing Date. In the event that after the completion of that period, it was not possible to meet the necessary requirements due to events imputable to ESSALUD, to the Governmental Authority or to the Competent Environmental Authority, the term of the AGREEMENT shall be suspended until the cause of suspension is remedied. After the expiry of six (6) months without having remedied the cause of the suspension, the OPERATING COMPANY may terminate the AGREEMENT.

8.5.

The Equipment and Works Performance Bond must be found in force as of the Date of Effectiveness of the Obligations of the Investment Period, and therefore the aforesaid bond shall be delivered in exchange for the Bond for obligations prior to the start date of the Investment Period on the aforesaid date.

8.6.

The OPERATING COMPANY must comply with the terms set forth in the Works Execution Schedule which shall be included in the EDI. In the event of unjustified delay which exceeds by ten percent (10%) of the progress of the EDI, a new Calendar (Grantt Chart) must be submitted to the Central Investments Agreements Development and Management Office, which must be approved by that office and the Supervisor of Design, Works and Equipment, and shall contemplate the acceleration of the work so that the fulfillment of the Works is ensured within a maximum term of the following six (6) months with warning regarding the application of the respective penalties due to the delay in the execution of obligations.

8.7.

The OPERATING COMPANY must make the Supervisor of Design, Works and Equipment cognizant, by simple letter with acknowledgment of receipt, regarding the start date and the end of the Investment Period and in addition, must cooperate in the execution of the testing and any other oversight mechanisms that may be appropriate.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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LEDGER OF PROJECT

8.8.	As of the start date of the Investment Period, the OPERATING COMPANY agrees to open and maintain a Ledger of Project.

In the Ledger of Project, the key events during the Investment Period shall be annotated, including, among others: list of source of materials which are being used; list of suppliers and subcontractors; copy of results of commissioning trial or tests; copy of the work progress reports; list of the events that have affected the natural course of the progress; communications between ESSALUD, Supervisor and OPERATING COMPANY regarding the Construction and any other useful information for documenting the construction process. Lastly, the conditions shall be annotated in which the infrastructure is put into service.

8.9.

The Ledger of Project must be maintained in original form. In addition, there must be two sets of copies. The pages must be legalized by notary public, numbered consecutively, and a mechanized system of loose pages may be adopted.

ESSALUD and the Supervisor of Design, Works and Equipment shall have free access to the Ledger of Project during the Investment Period. Once the Infrastructure has been put into service, after the Operation Period Start Date, the originals shall be delivered to ESSALUD, and one set of copies shall remain with the OPERATING COMPANY.

WORKS PROGRESS REPORTS

8.10.

The OPERATING COMPANY must provide the Supervisor of Design, Works and Equipment, with a copy to ESSALUD, work progress reports regarding the development of the Works during the Investment Period, on the last business day of each month. The cost for preparing the reports shall be at the expense of the OPERATING COMPANY, and in a timely fashion with the Supervisor of Design, Works and Equipment, they will agree to the most appropriate format to be used.

WORKS PERFORMED BY THIRD PARTIES

8.11.

The OPERATING COMPANY may chose between executing the Investment Period Works with its own means or via subcontracting thereof with third parties. Without prejudice to the foregoing, the OPERATING COMPANY shall be responsible in relation to ESSALUD for the work executed by the subcontractors which shall not maintain any link with ESSALUD, being under the sole supervision of the OPERATING COMPANY.

EQUIPMENT AND INFRASTRUCTURE ACCEPTANCE AND RECEIPT COMMITTEE

8.12.

ESSALUD shall set up an Equipment and Infrastructure Acceptance and Receipt Committee, hereinafter the Committee, which shall be composed of three (3) professionals from ESSALUD, one of who shall preside over it. The Committee members, as well as the professional presiding over it, shall be appointed by ESSALUD. Furthermore, ESSALUD may hire the services of the professional specialists who it deems necessary for checking the Infrastructure and appropriate acceptance and receipt thereof, assuming the respective hiring costs.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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The OPERATING COMPANY may request the removal of any of the members of the Committee when there exists a duly justified cause that the impartial action of the aforementioned member is not ensured.

8.13.

Upon completion of the term set forth in Clause 8.1, the OPERATING COMPANY must request that the Committee conduct the receipt and final approval of all the Construction Milestones. In the event of non-fulfillment, the penalties provided in this AGREEMENT shall apply.

The OPERATING COMPANY shall submit to the Committee a report containing at minimum the final description of the Infrastructure, the final Blueprints, relevant events during the execution of the Infrastructure, and the summary of the trials conducted, including the project inventory.

After submitting the request, the Committee shall summon the OPERATING COMPANY for the inspection of the Infrastructure. The Committee has a maximum term of twenty (20) Days to proceed to receive the Infrastructure or make observations, as applicable.

8.14.

After checking the satisfactory status of the Infrastructure and its adaptation to the projects and any other approved technical stipulations, the Committee shall draw up an Infrastructure Receipt and Approval Certificate which shall be signed by the OPERATING COMPANY, the members of the Committee and the Supervisor of Design, Works and Equipment.

If the works or installations are incomplete or defective, a detailed description of the omissions or defects observed shall be recorded in the respective certificate. The Committee shall issue a certificate which notes a new term for remedying the Works, following the procedure that is noted as follows:

a)

In the event that minor defects are found whose remedy does not represent more than one percent (1%) of the Projected Referential Investment in Infrastructure, the OPERATING COMPANY shall have a term of ten (10) Days to perform the respective remedies, without application of any penalty. The aforesaid term shall be counted as of the receipt of the notice from ESSALUD.

b)

In the event that the Committee finds major defects, whose remedy represents between one and ten percent (10%) of the Projected Referential Investment in Infrastructure, the OPERATING COMPANY shall have a term of twenty (20) Days to perform the respective remedies. The aforesaid term shall be counted as of the receipt of the notice from the Committee. Without prejudice to the foregoing, the respective penalties shall be applied if applicable.

c)

In the event that the Committee finds serious defects, whose remedy represents more than ten percent (10%) of the Projected Referential Investment in Infrastructure, ESSALUD shall proceed to grant a term of remedy to be agreed by the PARTIES and, if applicable, terminate the AGREEMENT as provided in Section 23 and to demand compensation for the harm and damages which may be applicable, without prejudice to the penalties which it may have collected or may have accrued previously.

The OPERATING COMPANY may not put the project into final service until the aforesaid omissions or defects are remedied to the Committee’s satisfaction.

8.15.

The Committee shall verify the compilation of the observations and shall issue, upon remedy thereof, the Final Infrastructure Receipt and Approval Certificate, remitting it to ESSALUD so that the latter may issue the respective Works Progress Certificate (CAO) for the last Construction Milestone as applicable in accordance with the provisions in Sections 13 and 14, following the applicable administrative procedure for issuing the CAO. The Final Infrastructure Receipt and Approval Certificate shall be signed by the Supervisor of Design, Works and Equipment.

8.16.	The receipt and approval date of all the Construction Milestones shall be the date of completion of the Works, where the completion date, in the event of observations, shall be the date

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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stated in the Final Infrastructure Receipt and Approval Certificate. Nevertheless, it should be noted that as condition prior to the Operation Period Start Date, it must be verified that the OPERATING COMPANY has complied with the Equipment Provision obligations pursuant to what is stated in Section 9.

8.17.

Immediately after the issuance of the Equipment Receipt and Approval Certificate, pursuant to Clause 9.12, the Committee shall request from the ESSALUD competent body, the Approval of the Infrastructure in accordance with the description in Clause 9.13. ESSALUD, through the respective body, shall have a maximum term of ten (10) calendar Days to communicate to the OPERATING COMPANY the completion of the Investment Period.

8.18.

If, during the Operation Period, the Infrastructure is destroyed in full or in part, or rather exhibit clear evidence of danger of ruin or serious defects due to flaws in the construction for causes imputable to the actions executed during the Investment Period, the OPERATING COMPANY shall be liable in relation to ESSALUD or whomever succeeds it in the AGREEMENT, provided that it is notified in writing on a definite date within the six (6) months following the discovery. Any other agreement is void in accordance with the provisions in Article 1784 of the Peruvian Civil Code.

The OPERATING COMPANY is also liable, in the cases listed in the preceding paragraph, for the poor quality of the materials or for foreseeable soil defects during the preparation of the pertinent studies.

The term for lodging the action is one (1) year calculated from the day following the notice referred to in the first paragraph.

NEW INFRASTRUCTURE

8.19.

If, during the effectiveness of the AGREEMENT, and up to two years prior to its termination, any of the PARTIES raises the need to build New Infrastructure, the respective Party shall submit a technical report to the other Party, which substantiates the need to carry out the aforesaid works, as well as a calendar for their execution. The PARTIES, by means of agreement, shall state their conformance with the construction of the New Infrastructure. In that case, the OPERATING COMPANY shall be commissioned to prepare the respective Technical Studies. ESSALUD shall assume the cost of their execution after the evaluation and approval of the Technical Inspection.

Once completed the preparation of the respective Technical Inspection, the requesting Party shall submit a valuation bid which shall be approved by ESSALUD provided it corresponds to the current market value at the time of its submission. Then, the same mechanism shall be followed as provided for determining the RPI in accordance with the provisions in this AGREEMENT.

In the event that the bid was not approved by ESSALUD, the execution of the aforesaid New Infrastructure shall be tendered.

8.20.

The PARTIES, by agreement, shall give their conformance with the bid submitted in a maximum term of thirty (30) calendar Days. If there is no agreement, regarding 30% of the lump-sum bid submitted, an expert hired by the OPERATING COMPANY shall be appointed, to be selected from a slate of professionals proposed by ESSALUD, which based on the Awardee’s bid included in the awarded Referential Project, establishes a new budget, which shall be final. In the event that the OPERATING COMPANY does not accept it, the procedure provided in Clause 8.22 shall be followed.

8.21.

The amount of added investment for all New Infrastructure which they agree to in terms of the preceding clauses may not exceed an amount equal to fifteen percent (15%) of the Projected Referential Investment in Infrastructure, and the aforesaid percentage may by updated at the maximum provided as of the construction date. Otherwise, the mechanism contemplated in Clause 8.22 shall apply.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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NEW INFRASTRUCTURE REQUESTED BY ESSALUD

8.22.

If the Infrastructure has been requested by ESSALUD and the following cases occur: (I) The limit set forth in Clause 8.2 is exceeded or (II) When no mutual agreement exists between the PARTIES to build the New Infrastructure or (III) No agreement exists regarding the value of the works; an administrative selection proceeding shall be summoned to sign agreements for the execution thereof, in accordance with the laws in force in matters of public works, in which the OPERATING COMPANY may participate.

PAYMENT OF NEW INFRASTRUCTURE

8.23.

The investments in New Infrastructure approved by ESSALUD shall be assumed, in all cases, by ESSALUD. In the event that they are executed by the OPERATING COMPANY in application of the stipulations in Clauses 8.19 and 8.20, the respective payment shall be calculated and shall be paid by the same mechanism provided for determining the RPI pursuant to the provisions in Clause 13.16.

8.24.

In the event that the New Works are executed in the framework of a selection process in application of Clause 8.22, the payment mechanism shall be the mechanism contemplated in the bases of the bid, without prejudice to the execution being paid for by a third party or by the OPERATING COMPANY.

NEW INFRASTRUCTURE EXECUTION SUPERVISION

8.25.

The OPERATING COMPANY, in the event that it is not the winning bidder in the selection process mentioned in Clause 8.24, it shall be entitled to exercise the necessary supervision activities related to ensuring the prevention of damage to the Infrastructure and/or Properties under AGREEMENT, as well as in relation to its own properties.

Nevertheless, the OPERATING COMPANY’S supervision activities shall not replaced the obligations of the Supervisor of Design, Works and Equipment provided in the AGREEMENT which shall have under its responsibility the supervision of the execution of the new infrastructure which will be executed by a third party other than the OPERATING COMPANY.

In any of the cases, the respective supervisor shall carry out the supervision activities in order to ensure the proper execution of the work under the agreement.

RESPONSIBILITY AND OPERATION

8.26.

The works, activities and acquisitions after the start of operation of Torre TRECCA shall be executed so that the provision of the Mandatory Services is ensured without interruption and to the extent possible, during the entire period of construction, equipment or whatever may apply.

The awardee who is chosen to perform the aforementioned activities shall undertake, by agreement, against payment of corresponding fee and payment of compensations, to not damage the existing Infrastructure under the responsibility of the OPERATING COMPANY, for which it shall deliver to ESSALUD a bank bond letter for the amount than the latter establishes in mutual agreement with the OPERATING COMPANY, in guarantee of the performance of the obligations under its responsibility arising from the agreement entered into for that purpose.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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8.27.

ESSALUD shall be responsible for the New Works which may have been executed by a successful third party awardee in application of the stipulations in Clause 8.23 throughout the stage of operation thereof, except when proven the existence of damages and imperfections in that New Infrastructure caused by its willful misconduct, negligence or mismanagement by the OPERATING COMPANY. In turn, the OPERATING COMPANY shall be responsible for the New Works which it may have executed directly.

The OPERATING COMPANY shall be responsible for conducting the service operation activities linked to the aforesaid New Infrastructure, pursuant to the description in the supporting Report prepared by ESSALUD in accordance with Clause 8.19.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 9:	ON THE INVESTMENT PERIOD - EQUIPMENT

EQUIPMENT

9.1.

The OPERATING COMPANY shall supply the equipment contemplated in the Equipment Catalogue submitted in the Referential Project, in the maximum term provided for the Investment Period provided in Clause 8.1

It is expressly established that any type of delay or deficiency in the acquisition of the equipment and furniture imputable to the OPERATING COMPANY shall not be considered causes for extension of the term for their delivery, and for this reason, it shall provide the signing agreements for the required equipment and ensure the provision of the equipment in accordance with the proposal.

9.2.

During this stage, the OPERATING COMPANY shall comply with the execution of all acts which may be needed to install the biomedical, electromechanical and other similar equipment, in addition to the necessary furniture in the facilities of Torre TRECCA, such that they suffice and are adequate for providing the outpatient consultation service.

9.3.

The Equipment utilized in Torre TRECCA must correspond to the Mandatory Services which are provided. These must be maintained in operating condition, for which purpose they must have an Annual Maintenance Schedule prepared by the OPERATING COMPANY and which must be approved with the EDI in accordance with Clause 7.2 and controlled by the Supervisor.

9.4.

The biomedical and electromechanical equipment must exhibit in a visible place a label on which the date of the last technical inspection is recorded and another label on which its handling instructions are detailed.

9.5.	The furniture, utensils and furnishings utilized for care in the Mandatory Services must be maintained in operational condition and in good condition of conservation and cleanliness.

9.6.	The OPERATING COMPANY shall not transfer of encumber the properties devoted to the Mandatory Services under the AGREEMENT nor devote them to other uses, except with ESSALUD’s express authorization.

EQUIPMENT RECEIPT

9.7.

Once the OPERATING COMPANY has completed the Provision of Equipment, it shall request from the Equipment and Infrastructure Receipt and Acceptance Committee the verification of their adaptation to the provisions of the agreement and to the laws in force, and the Committee must make a statement in a maximum term of fifteen (15) Days, and in the event that it does not make a statement in that term, the Equipment installed shall be considered accepted and the signing of the Equipment Receipt and Approval Certificate shall proceed.

9.8.

This verification shall be conducted prior to the Operation Period Start Date, in such a way that the Operation may not be approved without the approval of the Date by the Committee. In this regards, the approval of the Operation Period Start Date is conditioned to the complete approval of the Equipment within the term set forth in Clause 9.1.

9.9.

After verification of their satisfactory state and adaptation to the projects and any other technical stipulations, the Committee shall formalize an Equipment Receipt and Acceptance Certificate, wherein it shall detail the properties received (including their characteristics, and approximate period of effectiveness which corresponds to the use and technological life, among others, pursuant to the form which is established by ESSALUD for this purpose.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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9.10.

In the event that the Equipment is found to be incomplete or defective, it shall be recorded in the respective Certificate a detailed description of the omissions or defects observed, establishing a term to remedy them, as follows:

a.

In the event of minor defects, the OPERATING COMPANY shall have a term of ten (10) calendar Days to perform the respective remedies, without application of any penalty. The aforesaid term shall be counted from the receipt of the notice.

b.

In the event that the Committee finds major defects, the OPERATING COMPANY shall have a maximum term of twenty (20) calendar Days to perform the respective remedies. The aforesaid term shall be counted from the receipt of the notice.

c.

In the event that the Committee finds major or minors defects and the term expires for performing the respective remedies, and the OPERATING COMPANY has not complied with this, ESSALUD may apply the penalties for breach of the agreement only to the extent that the Operation Period start term has not been complied with.

9.11.	The equipment may not be put into final service until the omission or defects detected by the Committee are remedied as required.

9.12.

To receive and approve the Equipment delivered by the OPERATING COMPANY, the Committee shall sign the Final Equipment Receipt and Approval Certificate wherein the items of property received are listed (including their characteristics, and approximate period of effectiveness, among others, in accordance with the form established for this purpose by ESSALUD) as well as the conditions of their delivery.

ON EQUIPMENT AND INFRASTRUCTURE APPROVAL

9.13.

After the Acceptance of the Equipment occurs, the Committee shall give notice thereof to ESSALUD, which shall have a term of five (05) calendar Days to proceed to declare the Approval of the Remodeling and Implementation of the Infrastructure and Infrastructure Equipment. In the face of the lack of statement, it shall be understood that the Works and Equipment are approved. Only after this approval may the OPERATING COMPANY commence providing the Mandatory Services.

9.14.	The Approval of the Works and Equipment may only be denied if sufficient justification thereof exists; otherwise, if the Committee provides its approval, the approval shall proceed.

9.15.

If after the Approval of the Remodeling and Implementation of the Infrastructure and Equipment, the Infrastructure and Equipment are destroyed, in full or in part, the OPERATING COMPANY is liable in relation to ESSALUD or whoever may succeed it in the AGREEMENT, provided it receives written notice on a definite date within the six (6) months following the discovery. All other agreements are void in accordance with the provisions in Article 1784 of the Civil Code.

EQUIPMENT REPLACEMENT AND UPDATE

9.16.

The OPERATING COMPANY shall submit to ESSALUD, with a copy to the Supervisor of the Agreement and Operations, every five (05) years, the Equipment Replacement and Update Plan (PRAE) containing the amount of the investment needed to replace, update or incorporate New Equipment, pursuant to the criteria of obsolescence, in the event of expiration of useful life or because of need to maintain the technological effectiveness of the operations, in order that the Replacement Investment may be approved, by ESSALUD, as provided in Clause 13.32 et seq.

Without prejudice to the afore-stipulated terms, the OPERATING COMPANY or ESSALUD may request the partial or comprehensive modification of the PRAE and/or the Equipment Catalogue at any time, pursuant to the criteria set forth in the preceding clause.

Furthermore, the OPERATING COMPANY may invoke the mechanism provide in Clause 13.32, in the event that readjustments must be made in accordance with the Price Changes for the bid Equipment, as well as the price proposed with the PRAE.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ESSALUD shall have a term of forty five (45) calendar Days to approve or reject the PRAE, subject to the opinion of the Agreement and Operations Supervisor who shall make a statement in a maximum of fifteen (15) calendar Days from the receipt of the request. If ESSALUD makes no statement, the PRAE shall be considered to be approved.

After approval of the PRAE, the Agreement and Operations Supervisor shall have a maximum term of seven (7) calendar Days to remit to ESSALUD, with a copy to the OPERATING COMPANY, the restructured Equipment Plan, in which the New Equipment approved by ESSALUD shall be included along with the respective annotation of the removal from operation of the replaced Equipment. During the effectiveness of the AGREEMENT, the Equipment Plan shall reflect the list of equipment approved by the Final Engineering Assessment and future additions of equipment made.

When appropriate to conduct the replacement and/or update of the equipment and/or furniture during the effectiveness of the AGREEMENT, ESSALUD shall issue an Equipment Receipt or Approval Certificate, with the characteristics set forth in Clause 8.16, for purposes of determining the list of Equipment approved as part of the Properties under AGREEMENT.

The Equipment subject to replacement shall remain at the disposal of ESSALUD to be removed within one hundred eighty (180) calendar Days from the installation of the New Equipment. Upon expiration of the term, the risk of equipment loss or deterioration shall be understood to have been transferred. ESSALUD may remove, transport, deliver, and/or deposit the Equipment and/or give it proper handling and final disposal in environmentally safe conditions.

LOST EQUIPMENT REPLACEMENT OBLIGATIONS

9.17.

The Agreement and Operations Supervisor shall take charge, during the effectiveness of the AGREEMENT, of verifying that the approved Equipment complies with the technical and conservation conditions provided in accordance with the Equipment Plan set forth in the Referential Plan and with the PRAE in force approved by ESSALUD, and shall inform ESSALUD regarding the losses and/or deficiencies found.

9.18.

The OPERATING COMPANY has, as obligation, the replacement at its cost, in accordance with the provisions in Clause 13.32 et seq., the Properties under AGREEMENT which might become lost in the maximum term of fifteen (15) calendar Days, and ESSALUD may execute the Performance Bond which is in force for purposes of applying the respective penalties in the event of non-fulfillment verified by the Agreement and Operations Supervisor or the representative official of ESSALUD who may apply, except with request for extension of the term, duly substantiated, submitted by the OPERATING COMPANY prior to the expiration of the aforesaid term.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 10:	ON THE OPERATION PERIOD

OPERATION PERIOD START DATE

10.1.

The Operation Period activities shall be developed within the framework and limits set forth in the Referential Project. The introduction of new protocols of good practices whose application becomes indispensable and which generate an increase in the parameters specified therein shall be duly approved by ESSALUD or agreed to by the Parties. They shall be covered via the RPMO payment mechanisms set forth in the AGREEMENT.

10.2.	The Operation Period Start Date is the date which commences once the Investment Period has been completed, and in addition compliance with the following conditions must be verified:

10.2.1.	Approval of the Equipment Receipt and Approval Certificate by ESSALUD’s Infrastructure and Equipment Receipt and Approval Committee.

10.2.2.	Delivery to ESSALUD of the Service Performance Bond.

10.2.3.	Accreditation of taking out insurance policies required by the AGREEMENT for this period.

If the conditions for determining the Operation Period Start Date are submitted taking into account a reduction of the maximum terms provided for the Constructions or the Equipment, the total term of the AGREEMENT provided in Clause 5.1 will not be affected.

ON THE SERVICES OPERATION

10.3.

The Mandatory Services are those services directly linked to the object of the AGREEMENT and which have been compiled in the awarded Referential Project and the Care Services Plan; subsequently, it is deemed that their fulfillment is imperative. The Mandatory Services shall be offered on the terms of quality, availability, continuity, and safety detailed in accordance with the AGREEMENT; as well as what may be derived from the applicable laws. Likewise, all provisions under the AGREEMENT must be assumed by the OPERATING COMPANY regarding their economic cost, and those provisions which may be listed in the Referential Project must be performed with its own resources.

10.4.

For providing the Mandatory Services in the facilities of Torre TRECCA, the OPERATING COMPANY may chose to outsource the Mandatory Services provided this outsourcing does not affect the quality of the Services provided to the Accredited Insured of ESSALUD. Nevertheless, the OPERATING COMPANY continues to be the sole entity responsible in relation to ESSALUD for providing the Mandatory Services and the implications arising therefrom in accordance with the provisions in this AGREEMENT.

ON THE OPTIONAL SERVICES

10.5.

The Optional Services are proposed at the initiative of the OPERATING COMPANY or at the suggestion of ESSALUD, to be developed within the facilities of Torre TRECCA. The aforesaid activities shall be evaluated and accepted by ESSALUD and the investment linked to their realization shall be made at the expense and risk of the OPERATING COMPANY, which may not request from ESSALUD any compensation for providing those services, except by agreement of the PARTIES. Nevertheless, these activities shall be developed in parallel to the Mandatory Services and must not interfere with them if they are incompatible.

10.6.	The Optional Services are governed by the agreement that may be reached by the PARTIES.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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OTHER CONSIDERATIONS

10.7.	Progression in the Execution of the Services

The OPERATING COMPANY may establish a tentative calendar for increasing the care capacity in relation to the Services in order to prevent putting at risk the implementation and efficiency of the operability of Torre TRECCA. The aforesaid calendar shall be submitted to ESSALUD for its approval, which shall be granted in a maximum term of ten (10) Days. These calendars may be updated in accordance with the demand.

10.8.	Care for private patients

It should be highlighted that the OPERATING COMPANY shall have the right to care for private patients (understood as ESSALUD’s un-Insured individuals) in the same facilities of Torre TRECCA, without therefore generating a financial burden or generating interferences in the availability of the Mandatory Services for ESSALUD’ Accredited Insured, in compliance with the Minimum Service Standards and Service Indicators and any other obligations provided in this AGREEMENT.

The OPERATING COMPANY shall inform ESSALUD, the Central Investments Agreements Development and Management Office and/or the Agreement and Operations Supervisor regarding the private services stated in this clause by submitting its audited Financial Statements.

10.9.	Control of Appointments

The control mechanism for appointments for Torre TRECCA shall be administered by ESSALUD through its ESSALUD online system, for which the availability of care within Torre TRECCA shall be reported in advance by the OPERATING COMPANY to ESSALUD.´

Nevertheless, the OPERATING COMPANY shall ratify the assignment of the appointments defined by the ESSALUD online system, as verification mechanism to ensure the efficiency of the care and quality of the service.

Likewise, the conditions shall be detailed for the appointment referral system for Torre TRECCA, by the ESSALUD online system. The aforesaid conditions shall include the number of days of postponement of appointments in the network after which Torre TRECCA arises as an option, as well as the possibility that any insured would have to demand a minimum of care visits per year in Torre TRECCA, among other conditions.

The control of appointments for care of private patients shall be under the responsibility of the OPERATING COMPANY.

10.10.	Capacity to fill ESSALUD’s pharmacological orders

ESSALUD agrees to grant the OPERATING COMPANY the possibility that it may make its purchase of medicines and inputs through and with the benefits which are the same as those obtained by ESSALUD thanks to its pharmacological orders. For such purposes, the PARTIES agree to conduct the following activities in relation to the purchase of medicines:

a.

ESSALUD agrees to include in its annual purchase processes the request from the OPERATING COMPANY for the items which are also going to be purchased by ESSALUD in the framework of the list of medicines of ESSALUD’s Pharmacological Order.

The breach of this obligation by ESSALUD due to duly proven fault, negligence or willful misconduct shall entitle the OPERATING COMPANY to receive compensation for previously accredited higher costs, which it may have incurred

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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due to the purchase of medicines from other suppliers and/or under other conditions. The aforesaid compensation shall be added to the RPMO as of the month following the accreditation of the higher costs.

b.

The OPERATING COMPANY shall submit to the Central Health Benefits Management its orders for medicines and inputs which it will need for a minimum supply period of 12 months, in accordance with the conditions established by ESSALUD and communicate beforehand to the OPERATING COMPANY, such as terms of the delivery of the order, detail of the medicines and inputs to be acquired, numbers of deliveries, numbers of the quality control which the medicines are subjected to, labels on the medicines, etc.

c.

ESSALUD does not guarantee for the OPERATING COMPANY the timely delivery of the order submitted, due to the filing of appeals, absence of bidders, as well as possible nullities which may arise during the development of the selection process; notwithstanding the foregoing, the OPERATING COMPANY shall maintain its order in force until awarded, except when situations arise attributable to ESSALUD which make feasible the cancellation of the purchase of medicines, in accordance with the causes set forth in the State Procurement Law. For this reason, the responsibility for the supply shall fall to the OPERATING COMPANY, which shall be controlled by indicators of availability, supply and location of medicines provided in the AGREEMENT.

d.

The OPERATING COMPANY, during the execution of the medicine supply, shall take responsibility to submit the awarded product to future quality controls, in the event that complaints are submitted by the insured. The cost of these quality controls shall be assumed by the OPERATING COMPANY. Furthermore, the results of the quality controls performed shall be made known to ESSALUD.

e.

If shrinkage or any kind of defect or deficiency are identified in the delivery of the medicines or inputs supplied by the supplier to the OPERATING COMPANY, the OPERATING COMPANY shall give immediate notice to ESSALUD, which shall undertake to act with due diligence to utilize all the mechanisms provided in the Agreement signed with the supplier, either requesting that it make the delivery of the missing merchandise, replace the defective merchandise, proceed to apply the penalties set forth, and, in general, all mechanism for remedying the harm caused and/or discourage this type of conduct by the supplier. These shrinkages, defects or deficiencies include but are not limited to the following: expired, incomplete, missing, damaged, and wrong medicines, among other cases. Provided that the shrinkages, defects or deficiencies have been detected or stated at the time of receipt under the responsibility of the OPERATING COMPANY.

f.

The supplier shall deliver the medicines at the place indicated by the OPERATING COMPANY in its order; in that act, the latter shall sign, if there are no observations, the respective conformance with the delivery.

g.

ESSALUD shall discount the amount paid to the supplier, corresponding to the delivery made to the OPERATING COMPANY, of the payment of the RPMO in twelve (12) monthly installments as of the end of the month following the delivery of the OPERATING COMPANY’s Order.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 11:	ON THE MANAGEMENT OF THE SERVICES

SERVICE DESIGN

11.1.

The OPERATING COMPANY is responsible for organizing the service which will be provided to the Insured in Torre TRECCA, which shall be designed and executed in accordance with the parameters set forth in this AGREEMENT and on the terms provided in its Referential Project.

11.2.

In this regards, the design should take into account the provision of medical specialists and the respective administrative staff, provision of a comprehensive information and communications system implementing the electronic medical histories and conducting follow-up after release of patients who so require it. Furthermore, it shall provide coordination mechanisms between the Care Centers, the creation of a computer system integrated into the ESSALUD information systems.

SERVICES MANAGEMENT AND PROVISION

11.3.

The OPERATING COMPANY shall be required to manage and provide the Mandatory Services in accordance with the requirements provided in the AGREEMENT, in accordance with the Care Services Plan and Referential Project.

MANDATORY SERVICES MANAGEMENT AND PROVISION

11.4.	The Mandatory Services shall be provided by ensuring the non-interruption thereof during the care period provided it its Care Services Plan.

11.5.

The equipment and furniture needed to provide the Care Services shall be what corresponds to the verification performed by ESSALUD prior to the Operation Period Start Date, except changes or replacements duly reported to ESSALUD.

11.6.

All provisions under the AGREEMENT shall be assumed by the OPERATING COMPANY in relation to their economic cost, and it shall perform, with its own resources, those provisions listed in the Referential Project and in accordance with the AGREEMENT.

11.7.

The OPERATING COMPANY shall maintain Torre TRECCA and manage the Outpatient Consultation Services in accordance with advances in science and technical, environmental, accessibility, and barrier elimination and safety laws which may apply.

11.8.

The OPERATING COMPANY is required to record daily all information linked to the provision of the Outpatient Consultation Services, in a database compatible with ESSALUD’s computer audit system. The database shall be updated automatically online with the input of each operation into the system, which may only be modified with prior authorization by the competent ESSALUD body.

11.9.

The OPERATING COMPANY shall maintain due non-disclosure and confidentiality in relation to all information and documentation to which it may have access regarding the provision of the Outpatient Consultation Services under the AGREEMENT.

ADMINISTRATIVE SERVICES MANAGEMENT

11.10.

The operation of the Administrative Services shall be performed in conditions and with standards provided in the Referential Project and the Care Services Plan, and in conformance with the stipulations set forth in this AGREEMENT, and the OPERATING COMPANY shall undertake in all cases to continuously improve the services provided, for which it shall establish timely systems which shall enable the realization of the aforesaid object.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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11.11.	A condition for the development of the Administrative Services is that no kind of activity shall be carried out which alters the tranquility or interferes with the patient’s care.

11.12.

The breaches of the aforementioned General Requirements and Technical Specifications of the Mandatory Services shall cause the application of the respective penalties for breach of the Care Services Plan.

11.13.	The OPERATING COMPANY shall assume the risks and liabilities of all sorts which may be derived from the operation of the Administrative Services under this AGREEMENT.

11.14.

The OPERATING COMPANY shall establish a procedure to ensure the monthly reporting on the development of the Administrative Services under the AGREEMENT. Furthermore, the OPERATING COMPANY shall prepare as many plans, projects, reports, studies, or schedules as may be required by ESSALUD regarding each of the Administrative Services on the terms and in the timeframes established therein, reporting on the extent of execution of the services and the fulfillment of the Care Services Plan.

11.15.

The OPERATING COMPANY shall provide ESSALUD with information in time and expedited form on events detected which may affect the provision of the Mandatory Services, pursuant to the provisions in the AGREEMENT and shall adopt timely corrective measures.

INFORMATION MANAGEMENT

11.16.

The information management shall be conducted basically through the comprehensive information and communications system, so that it correlates the databases containing the assignment of appointments to the Insured and the availability of physicians in each Care Center in order to be able to work out the Insured who may not be cared for in their Care Center, so that they may be cared for in outpatient facilities in Torre TRECCA.

11.17.

The control of appointments is under the responsibility of ESSALUD Online. Nevertheless, and in accordance with the indications in the preceding clause, the OPERATING COMPANY shall be responsible for coordinating operation and internal management of the comprehensive information and communications system in matters related to the control of appointments for Torre TRECCA.

11.18.

The OPERATING COMPANY is required to implement the electronic medical histories, under the parameters employed by ESSALUD, which shall be remitted to the Care Centers of each Accredited Insured, after their care in the facilities of Torre TRECCA.

11.19.

In addition, the interfaces shall create a proper interconnectedness between ESSALUD’s preexisting systems and the new systems to be incorporated by the OPERATING COMPANY, by exporting the information between them in such a way as to optimize the effectiveness of the entirety of the service, for which ESSALUD shall provide the information forms (“scripts” or “layouts” of the records required in the fields and their potential values) with sufficient clarity, timeliness and exhaustiveness so as to enable the proper development of the respective programs of the OPERATING COMPANY, for the purpose of achieving a proper communication between the platforms of ESSALUD and the OPERATING COMPANY. The changes in the information forms shall be agreed to by the Parties. In the event of no agreement, the provisions in Section 24 shall apply.

ON THE COMPREHENSIVE INFORMATION AND COMMUNICATIONS SYSTEM

11.20.	This refers to the software which shall be utilized by the OPERATING COMPANY in order to carry out the transfer of the appointment information from the different Care Centers to Torre TRECCA.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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11.21.	The software shall have the necessary functionalities to enable, among other things, obtaining reports of the indicators stated in Annex IV.

11.22.	The software must comply with the following functionalities:

a.	Input by electronic interface generated by ESSALUD the appointments previously recorded by ESSALUD at each Care Center in each specialty and with each medical specialist.

b.	Automatically extract the Accredited Insured as applicable, generating for them appointments in the facilities of Torre TRECCA.

c.	Generate reports of the activities indicators stated in Annex IV.

d.	Others which may be considered in the Referential Project and/or in the Care Services Plan.

11.23.	The OPERATING COMPANY has the obligation to:

a.	Provide and install all equipment which may be needed for operation of Comprehensive Information and Communications System.

b.

Provide software which will be called the Comprehensive Information and Communications System, for which ESSALUD shall enjoy use license for acquisition and which shall be for exclusive use in Torre TRECCA as the OPERATING COMPANY has that location under its responsibility. This does not imply ESSALUD’s ownership over the creation of the software.

c.	Provide software preventive maintenance and restoration during effectiveness of the AGREEMENT and upon completion thereof, with prior agreement with ESSALUD.

d.	Install updates which may be needed for better operation of the software.

e.	Prepare software use manuals and update them when required for use by staff who works in Torre TRECCA.

f.	Provide training and updates for staff who shall perform duties linked to System in Torre TRECCA.

g.

Grant bond for a period of three (3) years from start of operations, which may include ensure and provide required promptness, the replacement parts, equipment, devices, components, and/or necessary pieces to ensure at maximum level of maintenance and operability of the Data Processing Equipment, and restore the latter’s optimal operation when a fault or irregularity arises. The replacement parts, equipment, devices, components, and/or pieces shall be integrated into the equipment under the AGREEMENT until their use life is completed or for any other cause which may involve their replacement.

h.

Respect the intellectual property rights of third parties, in relation to the software. The OPERATING COMPANY guarantees that the Services provided to ESSALUD under the object of this AGREEMENT do not contravene or violate the intellectual or industrial property rights of any other legal or agreement rights of third parties, failing which it shall become liable without involving ESSALUD.

i.	Maintain the strictest confidentiality over data and information belonging to ESSALUD, and may not disclose any information to third parties for any reason.

11.24.	ESSALUD is entitled to obtain from the OPERATING COMPANY everything that it is bound to under this AGREEMENT.

11.25.	Likewise, ESSALUD agrees to offer access to the information of its databases in order to facilitate its obligations under this Clause.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ON THE INTERFACE

11.26.

The interface for the extraction, transformation and sending of computer information from the sender shall be developed by each of the PARTIES, and shall be subject to both the data electronic exchange format and the codification system established by ESSALUD. The format shall contain the necessary data for ensuring the optimal operation of the responsibilities of the PARTIES: The interface for receipt, validation and loading of data in the computer system of the receiver shall be developed by each of the PARTIES; and shall subject to both the data electronic exchange format and the codification system established by ESSALUD.

11.27.	ESSALUD undertakes to:

a.	Provide access for consulting pre-established data which is available in the databases of the other party, in order to facilitate obligations under this Clause.

b.	Provide information on the systems that it currently uses, so the OPERATING COMPANY may develop the interfaces between these systems and the system that it will provide.

The changes in the formats or conditions of the aforementioned interfaces shall be agreed by the Parties. In absence of agreement, the provisions in Section 24 shall apply.

ADMINISTRATIVE MANAGEMENT

11.28.

Administrative management revolves around the procedures of administration per se, such as carrying out the comprehensive organization of the operations of the Mandatory Services, comply with the regime of hiring and relating to third parties, comply with the insurance regime, comply with the socio-environmental responsibilities, among other provisions set forth in this AGREEMENT, the bases and related documents which may be necessary to the safe and optimal development in accordance with the operations law.

11.29.	As follows, some limitations or obligations arising from the administrative management duty are detailed, without prejudice to any others which may be set forth in this AGREEMENT.

PERSONNEL HIRING LIMITATION

11.30.

The OPERATING COMPANY shall hire only personnel with proper degree and qualifications for the job position to be performed in the execution of the Mandatory Services, and ESSALUD, at any time, may request the accreditation of these points.

11.31.

In this regards, the OPERATING COMPANY shall assume the responsibility in relation to ESSALUD for acts of omission and/or negligence of the personnel or hired third parties in charge of the operation of the Mandatory Services.

PERSONNEL TRAINING AND UPDATES

11.32.	The OPERATING COMPANY is required to conduct, by means of the specially assigned responsible technician, periodic training and updating of all personnel.

MANAGEMENT OF THE INSURED’S CLAIMS AND CARE

11.33.

The OPERATING COMPANY shall implement an Insured’s Claims and Service Office, which shall take charge of receiving the complaints and claims from the insured, determine their admissibility, process them, and seek settlements. For this purpose, it must have a computerized registry.

11.34.	The OPERATING COMPANY shall have a computerized registry of complaints, claims and awarded settlements, in the proposed office.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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11.35.

In the event that the measures adopted by the OPERATING COMPANY do not satisfy the claims filed by the insured, the case shall be referred to ESSALUD, which shall settle the case in a maximum term of thirty (30) calendar Days.

11.36.	Among the rights which shall be examined in the Insured’s Claims and Service Office, the following are included:

a.	To be informed regarding the services the Insured is entitled to and the mechanism to access them.

b.	To use the respective Mandatory Services.

c.	To receive quality service in accordance with the Minimum Service Standards and Service Indicators required for signing this AGREEMENT.

d.

To be treated in accordance with the principles of equality, universality and non-discrimination, compiled and protected by Peruvian law, both in access and in quality of the Mandatory Services which are under the responsibility of the OPERATING COMPANY.

PREPARATION OF INTERNAL REGULATIONS AND PROCEDURE MANUALS

11.37.

The OPERATING COMPANY shall prepare Internal Regulations and Procedure Manuals which detail the way in which the different activities of the processes and sub-processes corresponding to the object of the AGREEMENT will be carried out. These shall be delivered to ESSALUD in a term not less than one hundred eight (180) calendar Days prior to the date provided for the Operation Period star in the Torre TRECCA, for the verification of their suitability and conformance with the bid in its Referential Project.

11.38.	The Internal Regulations and Procedure Manuals which shall be prepared by the OPERATING COMPANY shall be as follows:

a.	Regulations and Procedure Manual for Outpatient Consultations.

b.	Regulations and Procedure Manual for Surgical Risks,

c.	Regulations and Procedure Manual for Emergencies.

d.	Regulations and Procedure Manual for use of Comprehensive Information and Communications System.

e.	Regulations and Procedure Manual for use of Electronic Medical Histories.

f.	Regulations and Procedure Manual for supervision and quality control.

g.	Regulations and Procedure Manual for settlement of claims.

h.	Regulations and Procedure Manual for provision of Optional Services.

i.	Biosafety Manuals

j.	Sterilization Protocols.

SERVICES QUALITY CONTROL

11.39.

The OPERATING COMPANY must define and install the appropriate internal quality control systems for the development of each of the activities that it is responsible for, and they shall be in conformance with the Management and Quality Plan, and along with them, its Bid must be submitted to ESSALUD.

11.40.

ESSALUD shall analyze the internal control systems, which may require corrections, without, therefore, implying the modification of the AGREEMENT or revision of prices; and the aforesaid corrections shall be submitted within thirty (30) calendar Days after the request from ESSALUD, after which the approval thereof shall proceed.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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11.41.

Furthermore, it agrees to ensure that all the companies with which it subcontracts or with which it cooperates in providing the Services under the AGREEMENT will take on the performance of the obligations inherent to the quality control system which may have been adopted.

11.42.

Each year, the OPERATING COMPANY must prepare reports on the fulfillment of the Management and Quality Plans, which shall be used by ESSALUD to evaluate compliance in the quality of the Mandatory Services provided for private patients.

PERIODIC REPORTS

11.43.

The OPERATING COMPANY has the obligation to provide ESSALUD, with annual reports concerning the development of the outpatient consultation service and surgical risk service, taking out insurance, maintenance of equipment and infrastructure, among others things set forth in this AGREEMENT; the cost which these generate shall be covered by the OPERATING COMPANY and shall be realized in accordance with the form approved by ESSALUD.

11.44.

The reports aim to make known, to ESSALUD or the Supervisor, the continuity and evolution of the provision of the Mandatory Services and the eventualities or occurrences which may arise during the effectiveness of the AGREEMENT. In addition, they serve as oversight tools for ESSALUD, which always reserves the right to conduct audits and physical controls to check the veracity of the information provided by the OPERATING COMPANY.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 12:	WORKS AND EQUIPMENT MAINTENANCE

ON THE MAINTENANCE OF THE PROPERTY OF THE AGREEMENT

12.1.

The OPERATING COMPANY shall perform the maintenance work on the Infrastructure that may be necessary to achieve and maintain the Service Levels set forth by the AGREEMENT. It shall also perform the maintenance of the equipment and furniture, conserving them in suitable condition for their proper operation, via the measures and repairs that may be necessary.

12.2.

The Maintenance Services shall be performed on the building, technical and technological installations, the equipment, and the furniture as applicable, and they shall comply with the minimum standards and requirements set forth in the manufacturer’s technical service manuals and the technical laws in relation to the Infrastructure.

12.3.

In face of the appearance of defects in the Infrastructure or in the operation of the equipment, the OPERATING COMPANY shall perform the work that may be necessary for the normal reestablishment of the Services in the shortest term possible. In the event that the property or equipment do not suffice to reestablish the building Infrastructure, recourse may be made to the insurance thereon.

12.4.	In general terms, the OPERATING COMPANY shall:

a.	Seek the best condition of conservation of the PARTIES and component elements of the property.

b.	Ensure the continuous and effective operation of the facilities, minimizing potential stoppages as a result of breakdowns and therefore the alteration of the operations.

c.	Provide comprehensive maintenance service for civil works and efficient and effective facilities, with effective cost and based on technical requirements and standards and stable operations.

d.	Comply with laws regarding the facilities under the AGREEMENT in order to ensure that all buildings, equipment and systems do not cause or create any danger for the environment and/or the personnel.

ON THE ANNUAL MAINTENANCE PLAN OR SCHEDULE

12.5.

The OPERATING COMPANY shall submit the Maintenance Plan or Schedule each year, which must be in conformance with the provisions in the AGREEMENT and contain the maintenance techniques or procedures, as well as the timeframe in which these shall be provided in accordance with what is set forth in the manufacturers’ technical service manuals. In addition, the Maintenances Plan or Schedule shall include the description and justification of the policies utilized, the calendar of the operations to be performed, the measurements of indices on which it is based, and its overall technical justification; this must concur with what was stated previously in the AGREEMENT. Despite the foregoing, it may be modified in the event that extraordinary circumstances arise upon approval by ESSALUD.

12.6.

After the verification of the conformance of the Plan with the provisions in this Clause, it shall be approved by ESSALUD in a term of ten (10) calendar Days and henceforth the OPERATING COMPANY shall comply with what is provided therein. In the event of extraordinary circumstances which so require it, the Plan may be modified after approval by ESSALUD.

ON THE PROPERTY MAINTENANCE REPORTS

12.7.

The OPERATING COMPANY shall provide the Central Investments Agreements Development and Management Office, with a copy for ESSALUD, the monthly reports regarding the preventive and corrective maintenance work on the property. The cost of preparing the reports shall be covered by the OPERATING COMPANY and shall be realized in accordance with the form approved by the Central Investments Agreements Development and Management Office.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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These reports shall be submitted in written documents and in computer files, for which the OPERATING COMPANY shall provide maintenance software which permits the proper management of the information, which shall provide information on the inventory and maintenance: costs, man-hours, equipment availability reports and other indicators.

INFRASTRUCTURE MAINTENANCE

12.8.	For Infrastructure maintenance, the OPERATING COMPANY shall comply, at minimum, with the following obligations:

a.	Provide cleaning service

b.	Maintain proper conditions of hygiene and cleanliness.

c.	Replace or remedy the defective or damaged facilities.

d.	Other activities that may be needed for the efficient and proper utilization of the Infrastructure taking into account the specialty of the Mandatory Services provided.

EQUIPMENT AND FURNISHINGS MAINTENANCE AND UPDATES

12.9.

The OPERATING COMPANY’s obligation to maintain the equipment and furniture shall start at the same time as their installation and shall end with the expiration of the term of this AGREEMENT. The OPERATING COMPANY shall perform the Maintenance works on the equipment and furniture in the way and with the personnel and technical means committed in the awarded Referential Project, in accordance with the AGREEMENT, subject at all times to the agreement provisions and especially the laws in force.

12.10.	The equipment shall be maintained in operational condition, according to the Maintenance Plan prepared by the OPERATING COMPANY.

12.11.

In order to maintain a control regarding the frequency of the maintenance and prevent the improper use of the equipment, the latter must exhibit in a visible place a label which records the date of the last maintenance and another label which details the instructions for its handling as applicable.

12.12.	The OPERATING COMPANY shall comply with the following obligations:

a.	Preserve, update and give adequate maintenance to the equipment in order to extend the use life as much as possible.

b.	Provide cleaning service.

c.	Maintain adequate conditions of hygiene and cleanliness.

d.

Install and locate the equipment, in such a way that its use is allowed for what it is allocated, allows for its cleaning, minimizes the potential risk of contamination, and facilitates its efficient operation.

e.

Subject all the equipment to preventive maintenance (in accordance with a formal schedule), and corrective maintenance (when needed) in accordance with the written procedures, based on the manufacturer’s manuals.

f.	Replace the defective or damaged equipment.

g.	Install maintenance hardware which allow for proper management of the maintenance information of the biomedical and electromechanical equipment and its installation.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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NEW INFRASTRUCTURE MAINTENANCE

12.13.

The OPERATING COMPANY shall take charge of the New Infrastructure Maintenance as of its execution or receipt, in the event they are executed by third parties, for which ESSALUD shall define an Annual Maintenance Cost (CAM). ESSALUD shall propose to the OPERATING COMPANY the amount of the CAM. If the latter accepts, the CAM shall be incorporated into the RPMO, paying its amount in the same way, time and modality. Upon verification of this case, ESSALUD shall communicate the respective agreement to the entity in charge of the administration of the Administration and Bonding Trust.

In the event that the OPERATING COMPANY does not accept this value, then the latter shall proceed to be defined via an expert study prepared by a company which will be chosen by mutual agreement between the OPERATING COMPANY and ESSALUD and paid in equal parts.

The selection procedure of the expert involves the proposal by the OPERATING COMPANY, of four (4) entities with recognized Peruvian or international renown, to ESSALUD to conduct the expert study. From the four entities, ESSALUD shall chose one in the term of twenty (20) calendar Days from the receipt of the proposal, informing the OPERATING COMPANY. If there is no statement by ESSALUD, the OPERATING COMPANY shall choose the expert informing ESSALUD to that effect.

The payment of the total of the fees of the expert hired shall be made in equal parts, and the Administration and Bonding Trust shall be charged the respective 50% of the charge of the OPERATING COMPANY. The other 50% will be at the expense of ESSALUD.

The PARTIES recognize that the expert study is performed at the sole discretion of the expert, and may not be challenged, except when bad faith thereof is proven.

The aforesaid procedure shall be applied whenever there is a need to build New Infrastructure.

The New Infrastructure maintenance obligation shall be demandable when the PARTIES have agreed to the respective CAM.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 13:	ECONOMIC REGIME

COMPENSATION FOR SERVICE-RPS

13.1.	The OPERATING COMPANY shall earn a monthly income called RPS (Compensation for the Service).

13.2.	The amount of the RPS includes the items:

a.	Investment costs in Infrastructure which equal the Compensation for Investment in Infrastructure (RPI-I).

b.	Investment costs in Equipment which equal the Compensation for Investment in Equipment (RPI-E).

c.	The Operation and Maintenance costs which are equal to the Compensation for Maintenance and Operation (RPMO). The items considered for the RPMO are as follows:

i.	Outpatient Consultation services care costs, equal to the Compensation for Specialized Outpatient Consultation Operation (RPMO-CE).

ii.	Emergency services care costs, equal to Compensation for Emergency Operation (RPMO-U).

iii.	Specialized Procedures services care costs, equal to Compensation for Specialized Procedures Operation (RPMO-PE).

iv.	Surgical Risk services care costs, equal to Compensation for Surgical Risk Operation (RPMO-RQ).

v.	Image Reading service care costs, equal to Compensation for Image Reading Operation (RPMO-LI).

The summation of the items: RPMO-CE; RPMO-PE; RPMO-U; RPMO-RQ; and RMPO-LI gives as result the RPMO.

The RPS is equal to the sum of all the aforementioned items, to which the IGV must be added.

13.3.	The items in Clause 13.2 shall be subject to changes and/or readjustments, in certain circumstances as detailed below, in the respective clauses.

RPI INFRASTRUCTURE (RPI-I) READJUSTMENT SCHEME

13.4.	The Referential Value of the Investment in Infrastructure (VR-Infrastructure) has been established based on the following items, without taking into account the capital or financing costs:

a)	Direct Costs of Project

b)	Final study costs

c)	General and unforeseen costs

d)	Profit

This amount without including the IGV amounts to US$29,900,000 (Twenty Nine Million Nine Hundred Thousand U.S. dollars and zero cents) included in the awarded Referential Project (Annex I).

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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13.5.

The pre-Tax RATE, k, shall be determined by increasing, at the Interest Rate for financing the project, a margin of 1.5%. The rates are established in current and nominal dollars. This rate is utilized for calculating the earnings or RPI.

The Interest Rate for financing is initially established, for determining the Referential RPI-I at 8%.

13.6.

The VR-Infrastructure is divided, at the proposal of the OPERATING COMPANY, into Milestones with a minimum value of 10% of the VR-Infrastructure each. These Milestones will give rise to the Works Progress Certificates, Referential CAO or CAO. Then, they are updated at five hundred seventy eight (578) calendar Days after the Investment Period Start Date, giving the VRUpdated (Updated Referential Value).

VRUpdated = AOi * (1 + kdaily)(578 - FEi)

Where:

Kdaily = Daily Equivalent Rate in relation to rate defined in Clause 13.5.

VRUpdated = Updated Referential Value

CAOi = Referential Works Progress Certificate

FEi = Number of calendar Days, counted from the Investment Period Start Date to the issue date of the respective CAO.

NC = Number of Works Progress Certificates.

13.7.	The annual Referential RPI-I shall be determined by means of the equal payment formula which can be determined based on the formula on the Excel spreadsheet.

RPI = IREF = Payment (k, 10, VRUpdated)

Where:

RPI-IREF	= Compensation for Investments in Referential Infrastructure
K	= Rate defined in Clause 13.5
Payment	= Excel Formula for yearly payments
VRUpdated	= Updated Referential Value

The preceding formula expresses that the first payment period of the RPI-IREF shall be as of the 20th month from the start of the Investment Period, monthly for ten (10) years.

RPI-I PAYMENT MODALITY

13.8.

With the submission of the EDI, the OPERATING COMPANY shall deliver to ESSALUD, in addition, the Works Execution Schedule (PEO), wherein the Construction Milestones will be defined corresponding to the Works Progress Certificates, Referential CAOs. The CAO Issue Dates shall be the completion dates of each Construction Milestone.

If, after conducting the engineering studies to evaluate the necessary structural reinforcements, an increase is determined in the referential investment, the latter shall be considered as a readjustment for calculating the respective RPI-I.

13.9.	Each Referential CAO set forth in Clause 13.08 shall be readjusted in accordance with what is established in the AGREEMENT, with which the CAOReadjustment shall be determined.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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13.10.

Next, each CAO shall be updated from the Issue Date, FIssue, of each CAO at day 578 from the Investment Period Start Date. The rate to be taken into account, kai, must be readjusted as specified in Clause 13.15.

CAOUpdated,i = [CAOReferential,1 + CAOReadjustment,i) ] * (1 + kadj,daily)578 - FEi

Where:

Kreadj,daily = Daily Equivalent Rate in relation to rate defined in Clause 13.5, taking into account the readjustment defined in Clause 13.17.

I = estimated number of Referential CAO

FEi = Number of calendar Days, counted from the Investment Period Start Date to the issue date of the respective CAO.

Once determined the CAOUpdated, its corresponding RPI-ICAO shall be found by means of the equal payment formula.

RPI = ICAO Payment (kmonthly, 120, CAOUpdated)

RPI-ICAOa = This is the Compensation for Investments in Infrastructure based on the Updated CAOs.

Payment = Excel Formula for yearly payments

13.11.	At the end of the Investment Period, the issue of the CAOs shall have been completed, and the RPI-I shall be the sum of the RPI-ICAO determined according to Clause 13.10.

RPI = ITotal = PI - ICAO,i

RPI-ITotal = This is the Compensation for Investments in Infrastructure

N = Number of Works Progress Certificates.

I = Number of RPI-ICAOa in relation to number of certificate that applies.

13.12.	The RPS shall not include the RPI-I except up to 20 months after the Investment Period Start Date.

13.13.

In the execution of the Works, the OPERATING COMPANY, at the end of each Construction Milestone, with the approval of the Supervisor, shall submit its request for the issuance of the respective CAO. Without prejudice to the date of issue, the Date of Issue of each CAO shall be the end date of the Construction Milestone. This CAO shall not give right to the corresponding RPI-ICAO according to Clause 13.10.

WORKS PROGRESS CERTIFICATE (CAO) READJUSTMENTS

13.14.	Readjustment of the CAO due to Price Changes

As of the Issue Date of each CAO set forth in Clause 13.8, the VR-Infrastructure shall be updated in accordance with the following polynomial formula:

CAOReadjustment = CAOReferential * (f -1)
f = a%	C. Materials1	+ b%	C. Equipment1	+ c%	C. Labor1	+ d%	GG1
	C. Materials0		C. Equipment0		C. Labor0		GG0

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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a% = Weight of materials over total of VR-Infrastructure

b% = Weight of equipment over total of VR-Infrastructure

c% = Weight of labor power over total of VR-Infrastructure

d% = Weight of general expenditures over total of VR-Infrastructure

e% = Weight of financing costs over total of VR-Infrastructure

C. Materials = Construction Materials Index: This is the price index for Construction Materials of the INEI [National Institute of Statistics and Informatics].

C. Equipment = National Machinery and Equipment Index (code 48): This is the price index for machinery and equipment of the INEI.

C. MO = Labor Power Index (code 47): This is the Unified Price Index of Labor Power of the INEI which includes social laws.

GG = Consumer Price Index: Corresponds to General Index.

For the preceding indexes, the price indexes approved by the INEI shall be taken as reference.

Subscript “o” states the price index corresponding to the month of publication of the Statement of Interest of Private Initiative submitted by the Consorcio Grupo Salud [Health Group Consortium]. The subscript “i” indicates the price index corresponding to the end month of the Construction Milestone.

The presentation of the specific weights of each component of the costs shall be submitted by the OPERATING COMPANY on the delivery date of the EDI; as part of the acceptance of the studies, the factors of the polynomial formula will be included. Any discrepancy shall be settled by technical arbitration.

13.15.	Due to Variations in the Interest Rate

The RATE referred to in Clause 13.5 shall be readjusted in accordance with the financing rate that is obtained by the OPERATING COMPANY on the market. This rate shall include all costs related to the aforesaid financing. If the financing rate is set by public issue on the local capital market, the previous rate without modification shall be taken as Interest Rate.

If the financing rate is obtained by means of the banking system or another modality, it is established that the Interest Rate must not exceed the limit of 10%. The financing rate shall be obtained by means of at least two bids.

13.16.	For New Works

By means of this AGREEMENT, ESSALUD may request from the OPERATING COMPANY the execution of New Infrastructure, up to the maximum provided in Clause 8.21.

The New Infrastructure Budget shall be agreed between the PARTIES, under the conditions set forth in Clause 8.23 et seq. After agreed the budget, the compensation for the OPERATING COMPANY as a result of the execution of New Works shall be calculated, settled and paid under the RPI-I Payment Modality and the subsequent issue of new CR-RPI.

This new infrastructure shall generate a right of the OPERATING COMPANY to a readjustment of the RPI-I which shall be paid as of the quarter following the end of the work. The readjustments shall be determined as the equivalent payment taking into consideration the Rate referred to in Clause 13.5 in a number of periods which does not exceed ten (10) years and which does not imply payments beyond the End of the AGREEMENT and the resulting New Infrastructure Budget, except with agreement between the PARTIES.

Without prejudice to the foregoing and by mutual agreement, the PARTIES may establish an alternate payment mechanism which is more convenient in economic and financial terms for ESSALUD.

13.17.	For expiration of terms of repayment of the investment

Once the terms of repayment of the Investments in Infrastructure are fulfilled, in the event there is no New Works Budget, the RPI-I component shall be zero, readjusting the RPS.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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DETERMINATION OF THE RPI-EQUIPMENT (RPI-E)

13.18.	Investment in Equipment shall be determined by obtaining the Base Referential Value in relation to the following items:

a)	Electromechanical equipment

b)	Biomedical equipment

c)	Administrative furniture

d)	Clinic furniture

e)	Computer and communications equipment

f)	Non-consumable medical material

g)	Surgical sets

h)	Complementary equipment

13.19.

The VR-Equipment is divided, at the proposal of the OPERATING COMPANY, into a maximum of four (4) parts and with a minimum value for each part of 20% of the VR-Equipment. These parts are named Equipment Progress Certificates, Referential CAO-E or CAO-Ei. Then they are updated at five hundred seventy eight (578) calendar Days after the Investment Period Start Date, giving VREUpdated (Updated Equipment Referential Value).

VREUpdated = AO - Ei * (1 + kdaily)(578 - FEi)

Where:

Kdaily = Daily Equivalent Rate in relation to rate defined in Clause 13.23.

VREUpdated = Updated Equipment Referential Value

CAO - Ei = Referential Equipment Progress Certificate

FEi = Number of calendar Days, counted from Investment Period Start Date to issue date of respective CAO-E.

NC = Number of Equipment Progress Certificates.

13.20.

The annual Referential RPI-E shall be determined by means of the equal payment formula, as performed in Clause 13-7, taking into account the Referential Investment in Equipment and five (5) years of repayment.

RPI - EREFi = Payment (k, 5, VREUpdated)

VREUpdated	=	Equipment Referential Value
RPI - EREFi	=	Referential RPII, determined at time of proposal
k	=	Rate defined in Clause 13.23

13.21.	The RATE or k shall be determined by increasing, at the project financing Interest Rate, a margin of 0.5%. The rates are established in current and nominal dollars.

The financing Interest Rate is initially established, for determining the Referential RPI-E at 8%.

13.22.	The Daily Equivalent Rate is the daily rate estimated based on an annual rate taking into account the following formula:

RateDaily = (1 + RateAnnual)(1/365) - 1

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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13.23.	The Monthly Equivalent Rate is the monthly rate estimated based on the annual rate taking into account the following formula:

RateMonthly = (1 + RateAnnual)(1/12) - 1

RPI-E PAYMENT MODALITY

13.24.

With the submission of the Works Construction Project (PCO), the OPERATING COMPANY shall deliver, to ESSALUD, the Equipment Plan (PE), wherein the Equipment Milestones are defined corresponding to the Equipment Progress Certificates, CAO-E. The CAO-E Issue Dates shall be the end dates of each Equipment Milestone.

13.25.	Each CAO-E set forth in Clause 13.24 shall be readjusted in accordance with the provisions in the AGREEMENT, with which the CAO-EReadjustment shall be determined.

13.26.

Then, each CAO-E shall be updated from the Issue Date, FIssuei of each CAO-E to day 578 as of the Investment Period Start Date. The rate to be taken into account, kreadji, must be readjusted as specified in Clause 13.30.

CAO - EUpdated,i = [CAO-Ei + CAO - EReadjustment,i] * (1 + kreadj,daily)578 - FEi

Where:

Kreadj,daily) = Daily Equivalent Rate in relation to rate defined in Clause 13.21, taking into account the readjustment defined in Clause 13.30.

i = number of estimated CAO-E.

FEi = Number of calendar Days, counted from Investment Period Start Date to issue date of respective CAO-E.

Once determined the CAO-EUpdated, its corresponding RPI-ECAO shall be found by means of the equal payment formula:

RPI - ECAO = Payment(kmonthly, 60, CAO - EUpdated)

RPI-ECAOa = This is the Compensation for Investments in Equipment based on the Updated CAO-Es.

Payment = Excel Formula for yearly payments.

13.27.	At the end of the Project, the issuance of the CAO-Es shall have been completed, and the RPI-E will be the sum of the RPI-ECAO determined according to Clause 13.26.

RPI - ETotal = R PI - ECAO,i

RPI-ETotal = This is the Compensation for Investments in Equipment

NC = Number of Equipment Progress Certificates.

I = Number of RPI-ECAOa in relation to the number of certificate that applies.

13.28. The RPS shall not include the RPI-E until the 20th month after the Investment Period Start Date.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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13.29.

In the execution of the Work, the OPERATING COMPANY, at the end of each Equipment Milestone, with the approval of the Supervisor, shall submit its request for the issuance of the respective CAO-E. This CAO-E shall entitle it to the corresponding RPI-ECAO according to Clause 13.26.

RPI-E READJUSTMENTS

13.30.	For Variations in the Interest Rate

This shall be readjusted in accordance with the financing Rate that is obtained by the OPERATING COMPANY on the market. If the Financing Rate is set by means of public issue on the local capital market, the previous rate shall be taken as Interest Rate without modification.

If the Financing Rate is obtained by means of the banking system or another modality, it is established that the Interest Rate shall not exceed the limit of 10%. The financing rate shall be obtained by means of at least two bids.

13.31.	For Variation of Prices

As of the Issue date of each CAO-E set forth in Clause 13.24, the Equipment Value shall be updated, in accordance with the following polynomial formula:

CAO - EReadjustment = CAO - EBid* fi)

Fi = %CostsUS$ * pUSA + %CostsEuros * pCFE + %CostsSoles * pPeru

Where:

p = Percent variation of the inflation index in the reference country or region between the dates stated in this Clause.

13.32.	For Replacement Investments

At five (5) years, the RPI-E will be reduced to zero. At the time of the replacement of the non-consumable medical equipment, surgical sets, biomedical and electromechanical equipment, and clinic and administrative furniture (either full or partial replacement and after five [5] years of effectiveness), the RPI-E shall be readjusted in accordance with the equivalent payment at the RATE determined in Clause 13.23, taking into account five (5) years of use life and the Replacement Investment to be agreed between the PARTIES. Otherwise, the budget shall be taken into account as determined by a specialist appointed by the OPERATING COMPANY to be selected from a slate of professionals proposed by ESSALUD.

13.33.

After completion of the repayment period of the readjustment determined in numerals 13.25-13.28, this shall be done during the effectiveness of the AGREEMENT similarly to the provisions in numerals 13.20-13.23 as may be applicable.

13.34.

It could be that, at the request of ESSALUD, the replacements on some pieces of property may be carried out prior to the initially established repayment period. This shall give rise to a readjustment of the RPI-E, for the same period stated in Clauses 13.13 or 13.14, as applicable. The repayment of the replacement investment shall be completed in accordance with the term agreed and the replace a piece of property shall become property of ESSALUD.

13.35.

If, at the end of the AGREEMENT, there remains a balance unpaid by ESSALUD, the recovery value shall be determined by bringing to current value the outstanding installments or payments at the RATE with which they were generated.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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DETERMINATION OF THE COMPENSATION FOR MAINTENANCE AND OPERATION (RPMO)

13.36.

The Referential RPMO has been determined by establishing an Annual Budget of Care and Administration Operation Costs for the services of: Specialized Outpatient Consultation, Emergency Care, Specialized Procedures, Surgical Risk, and Image Reading Service, regarding Levels of Operation, which includes the following:

a)	Medical Service Costs

b)	Non-health care staff costs

c)	Cost of Medicines

d)	Cost of Non-Consumable Materials

e)	Cost of Inputs

f)	Administrative staff expenditures

g)	Procedures

h)	Diagnostics support

i)	Customer care service

j)	Services and maintenance

k)	General services

l)	General Expenditures

m)	Profit

13.37.	The RPMOReferential and its components have been established for a number of annual guaranteed health care visits which are defined in Annex B-I.

Monthly, the RPMOReferential shall be paid divided into twelve until the total cumulative production of the year reaches the annual guaranteed minimum.

If, in a certain month, the minimum guaranteed production has not yet been reached and a greater production has been recorded at the annual guaranteed production set between twelve, this shall be paid at the rate of guaranteed services.

In the event that the month’s production is less that the annual guarantee production set between twelve, an already paid balance shall be recorded in favor of ESSALUD.

If, in a certain month, the total cumulative production of the year exceeds the guaranteed minimum, the Rate Table for Additional Services shall be applied to the demand under agreement in accordance with Annex B-III.

This mechanism shall apply each year.

13.38.	The components of the RPMOReferential are as follows:

•	RPMO-CEReferential corresponding to Outpatient Consultation services

•	RPMO-UReferential corresponding to Emergency services

•	RPMO-PReferential corresponding to Procedures services

•	RPMO-RQReferential corresponding to Surgical Risk services

•	RPMO-LIReferential corresponding to Image Reading services

13.39.	The RPMOReferential has been determined based on the Minimum Guaranteed Production which is detailed in Appendix B-II.

13.40.

With authorization by ESSALUD, the OPERATING COMPANY may partially provide the services, prior to the completion of the Investment Period. In this case, the compensation for the OPERATING COMPANY shall be determined in accordance with the services provided assessed according to the rate of the Minimum Guaranteed Production which is detailed in Annex B-II. The services in this stage shall not be audited for purposes of control of the Minimum Guaranteed Production.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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RPMO COMPONENTS READJUSTMENT

13.41.

The RPMO Components may be readjusted during the Operation Period, at least annually, as the demand varies for the initially services under agreement and/or the relevant Price Index for readjusting the predefined rates in the different Care Services.

13.42.	Readjustment for Inflation

Either of the PARTIES may request the readjustment of the RPMO by the lower index which results in:

i)	Inflation measured as Consumer Price Index, Peru CPI, for an annual period

ii)	Salary increase which has been made in that same period for personnel encompassed within the RPMO costs structure.

For this purpose, the requesting Party shall submit a report not later than November 15 of the year prior to the effectiveness of the readjustment. The report shall be reviewed by the Supervisor, who shall determine in a term of fifteen (15) calendar Days with possibility to extend for five (5) additional calendar Days, the readjustment index based on the reports as well as on the additional information submitted by the OPERATING COMPANY at the request of the Supervisor, wherein, if the requesting Party does not provide the additional information requested, it shall not be possible to make the requested readjustment.

In addition, as of the Operation Period Start Date, the first readjustment shall be made for inflation taking, as upper limit, the readjustment of compensations of salary demands of ESSALUD recorded from the Bid Award to the Operation Period Start Date, provided a salary increase has been generated regarding the aforementioned compensations; otherwise, only the inflation shall be taken as readjustment factor.

If any of the Parties are in disagreement regarding the readjustment index established by the Supervisor, the dispute shall be submitted to the procedures set forth in Section 22 of the AGREEMENT.

13.43.	Readjustment for Variation of the demand for services

If, in a certain month, the total cumulative production for the year exceeds the guaranteed minimum, as of that point, the production in addition to the guaranteed minimum production shall be paid according to the Rate Table of Additional Services (See Annex B-III).

At the start of each year of operations, the accounting of the minimum guaranteed production shall be renewed, making the payment of the RPMOReferential as stated in Clause 13.37.

13.44.	The additional payment shall be made the month after the determination of the figure. This shall not give rise to the readjustment of the RPMOReferential.

Nevertheless, the overdue invoices (30 calendar Days after the issue date) which had been issued for the provision of the Additional Services shall be paid through the Administration and Bonding Trust, for which the obligation shall be generated that the necessary resources for the amount of the respective invoices as well as the arrears which may be applicable will be allocated.

13.45.

Every five (5) years from the Operations Start Date, either of the PARTIES may request the review of the cost structure of the components of the RPMOReferential. The requesting Party shall submit a report, containing the costs involved in the Operation and Maintenance for the completed period and the projections for the following annual period. This shall entail readjustments which must not be greater than 10% of each component of the RPMOReferential.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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13.46.	If a discrepancy arises, and the PARTIES do not reach an agreement, the dispute shall be settled by arbitration, in accordance with the provisions in this AGREEMENT.

PROVISION OF SERVICES TO PRIVATE THIRD PARTIES (UNINSURED)

13.47.

The OPERATING COMPANY, pursuant to the indications in Clause 10.8, may provide private services by making use of the Infrastructure and Equipment of Torre TRECCA, provided it complies with performing the Mandatory Services in accordance with the service levels set forth in this AGREEMENT. For this purpose, the PARTIES shall establish the respective amount to be paid to ESSALUD for the use of the Infrastructure and Equipment related to the AGREEMENT (Property under AGREEMENT).

In no case may the OPERATING COMPANY provide the service and/or make any collection from the Insured individuals of ESSALUD, with the warning that the AGREEMENT termination clause provided in letter i of Clause 23.4 shall apply.

The amount that will be paid by the OPERATING COMPANY for the use of the Infrastructure and Equipment for providing services to private third parties shall be estimated monthly.

FINANCIAL-ECONOMIC BALANCE

13.48.

The PARTIES recognize that the AGREEMENT, as of the Signing Date, is in a situation of financial-economic balance in terms of rights, liability and risks assigned to the PARTIES and declare their commitment to maintain, throughout the term of the AGREEMENT, the financial-economic balance thereof.

13.49.

This AGREEMENT establishes a mechanism for reestablishing the financial-economic balance which the OPERATING COMPANY and ESSALUD shall be entitled to in the event that the AGREEMENT is affected exclusively due to changes in the applicable Laws and Provisions, as well as to acts derived from the interpretations of regulations issued by final ruling in the last instance of a court proceeding and for that reason the aforesaid changes adversely affect one of the PARTIES in financial-economic matters related to the variation of earnings and costs of the OPERATING COMPANY, and the net effect of the imbalances generated must be evaluated and compensated.

Regarding Previous Reports

13.50.

The Party who invokes the rupture of the financial-economic balance shall append to its request an economic-accounting report prepared by an auditing firm, which shall make a statement on the net effect of the imbalances generated for the PARTY which invoked the imbalance, as well as shall propose the amount, timetable and compensation payment mechanism which allows for the restoration of the aforesaid balance.

The auditing firm must be a company renowned in the field which is among the three (3) most renowned auditing firms in the field, hired by the Party who invokes the imbalance or rupture of the financial-economic balance, after conformance by the other Party.

The auditing firm shall accredit, at minimum, the following requirements: (i) have ten (10) or more years of international representation and/or affiliation; (ii) have experience in auditing companies; and (iii) be duly registered in the registry of auditing firms of the Comptroller General of the Republic of Peru.

The fees and costs generated by the provision of the services of the auditing firm, as well as any expenditure related to the execution of its services in relation to the aforementioned audit, shall be assumed by the Party who invoked the imbalance or the rupture of the financial-economic balance.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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13.51.

The other Party may make a statement and note whether it is in agreement with the origin of the financial-economic balance and the amount, timetable and proposed payment mechanism, for which it shall have a maximum of thirty (30) Days from its notification.

13.52.

In the event that the reestablishment of the financial-economic balances is invoked by the OPERATING COMPANY, it shall submit its request accompanied by the economic-accounting report to ESSALUD with a copy to the Agreement and Operations Supervisor. The latter shall have a maximum term of twenty (20) Days to make a statement. The term for ESSALUD’s statement is the term noted in Clause 13.50, which shall indicate whether it agrees with the OPERATING COMPANY’s request, after receiving the opinion of the Agreement and Operations Supervisor.

Furthermore, if ESSALUD has invoked the reestablishment of the financial-economic balance, it shall submit its request, accompanied by the economic-accounting report, to the OPERATING COMPANY, after obtaining the opinion of the Agreement and Operations Supervisor.

If no agreement is reached between the PARTIES regarding the existence of the rupture of the financial-economic balance and/or the amount, timetable and/or mechanism of payment of the indicated compensation, the Dispute Settlement mechanism shall be used, in accordance with the provisions in Section 22 of the AGREEMENT.

In the event that the reestablishment of the financial-economic balance is invoked by the OPERATING COMPANY, without challenge by ESSALUD regarding its origin or the proposed amount of compensation, the payment shall be made effective in accordance with the provisions in Sections XII and XIII of this AGREEMENT through the Administration and Bonding Trust. In turn, if ESSALUD requested the reestablishment of the financial-economic balance without observations by the OPERATING COMPANY on its origin or the proposed amount of compensation, instructions shall be sent to the Administration and Bonding Trust to discount the defined amount of the RPI payable in the next period not greater than one year.

In the event that it is not possible to pay off the amount in that period, consensus shall be reached on a payment calendar with the OPERATING COMPANY to be fulfilled by the Fiduciary. In the event of any delay, an interest shall be recognized at the RATE referred to in Clause 13.5 of the AGREEMENT plus one percent (1%) on the unpaid balance. Furthermore, ESSALUD shall submit the necessary reports to substantiate its request.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 14	FINANCIAL REGIME

PROCEDURE FOR THE PAYMENT OF THE RPS

14.1.	The RPS is composed of the RPI and RPMO items. For best scheduling and conditions of financing, the payment procedure shall be set as established in the following clauses.

14.1.1.

The first payment for RPI-Infrastructure shall be paid irrevocably as of month 20 from the Investment Period start date provided in this AGREEMENT without further modifications of that date due to postponements. Then, the payments will be made monthly and for the period of ten (10) years as defined in Clause 3.7. In the event the payment is not made on the stipulated dates and in the stimulated amounts, ESSALUD shall pay the OPERATING COMPANY a past due interest corresponding to the financing Rate stated in Clauses 13.5 plus two percent (2%).

14.1.2.

The first payment of the RPI-Equipment shall be made as of the first end of the month after the realization of the equipment certification by the Supervisor. Then, the payments shall be made monthly and for the periods defined in Clause 13.20.

The RPI-Equipment which may result from the reinvestment or replacement or expansion of service processes shall be paid as of the first end of the month from the realization and certification of the replacement by the Supervisor.

In the event of payment default on the established dates, ESSALUD shall pay on the unpaid debt the default interest at the Financing rate stated in Clause 13.5 plus two percent (2%), as of the date following the aforesaid day.

14.1.3.

The RPMO will be paid not later than five (5) Days before the last calendar Day of each month. Given that the Operations Start Date may be a day in the middle of a certain month, the corresponding RPOs shall be paid proportionally. The amount shall be paid corresponding to each month for the proportion resulting between the number of days that it will operate in that month and the total number of days of that month. This first payment shall be made not later than the last business day of the corresponding month.

14.2.

While the OPERATING company shall receive the aforementioned compensations on the dates defined in the preceding clauses, ESSALUD shall send instructions so that the deposits of the amount of the monthly RPS shall be made before the twenty-fourth (24th) day of the respective month. In the case described in Clause 14.2.3, the instructions shall be in the sense that the first deposit will be made on the day following the Investment Period Start Date.

The expirations of each payment commitment shall be at the end of each month; nevertheless, this AGREEMENT has been designed so the respective amounts will be at the necessary advance disposal of the OPERATING COMPANY.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ON THE ADMINISTRATION AND BONDING TRUST

14.3.

ESSALUD, in coordination with the OPERATING COMPANY, shall set up a trust, which will be named Administration and Bonding Trust, which must be set up not later than the Investment Period start date in accordance with the guidelines set forth in B-VI. The RPS payments shall be allocated to this trust for the following items:

The purpose of the Administration and Bonding Trust shall be to receive and maintain, under fiduciary control, the RPS payments for the following items:

Irrevocable payments:

a.	The RPI-I amount estimated in Clause 10.10.

b.	The RPI-E amount estimated in Clause 14.14.

Non-revocable payments:

c.	Works Performance Bond (Amount of the RPI-ITotal estimated in Clause 13.11 less amount of the RPI-I estimated in Clause 14.10

d.	Equipment Performance Bond (Amount of RPI-ETotal estimated in Clause 13.27 less amount of RPI-E estimated in Clause 14.14.

e.	Amount of RPMO and all its components.

f.	Payment of Additional Services pursuant to provisions in Clauses 13.39 and 13.43, after expiry of thirty (30) calendar Days since the issue of the respective invoice by the OPERATING COMPANY.

The total of these payments, taking into account their own periodicity, corresponds to the RPS.

14.4.

With at least sixty (60) Days of anticipation before the Investment Period start date, ESSALUD shall instruct the fiduciary entity as applicable in order that monthly, the amounts of the RPS are allocated according to the respective annual calendar, taking into consideration and in agreement with the provisions in Clause 14.1.

14.5.

ESSALUD may modify the amount of the RPS up until November 15 of a certain year and that change will be effective as of December of the same year. The changes may result from the readjustments contemplated in the Economic Regime of this Agreement or in what is defined by agreement between the PARTIES.

14.6.	There may be intermediate readjustments, by agreements between the PARTIES or derived from an arbitration decision of a certain dispute settlement proceeding contemplated in this AGREEMENT.

14.7.	The modifications considered in the preceding clauses in no case shall affect the irrevocable commitments stated in Clause 14.10.

14.8.

The instructions for depositing and paying the component of the RPI-Infrastructure, which in this AGREEMENT is characterized as irrevocable, shall be made upon the issuance of the Works Progress Certificates and may not be modified by later instructions, all inclusive of the instructions stated in the preceding Clause, nor by future verification of the expiration, termination, completion, suspension of the AGREEMENT and/or breach which might be incurred by any of the PARTIES and/or the lodging of any dispute settlement proceeding. This order specifies the start of payments and the timeliness thereof and shall be carried out according to Clause 14.1.1.

14.9.

ESSALUD shall give instructions so the payment flows called Irrevocable Payments of the RPI-Infrastructure, derived from the issuance of the CAOs, have irrevocable, non-modifiable and non-readjustable characteristics in any event, so as to give predictability to the flow of Infrastructure payments. These payments shall be made apart from any expiration, termination, completion, suspension, or breach of the AGREEMENT by any of the PARTIES. The final design shall be established in accordance with the capital market demands and within reasonable safety mechanisms which require the financing of the OPERATING COMPANY within the legal possibilities of ESSALUD.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ON THE IRREVOCABLE PAYMENTS OF THE RPI-INFRASTRUCTURE

14.10.

The OPERATING COMPANY may utilize the COA and the CAOReadjustment as basis for purposes of structuring a financing and flow of Irrevocable Payments of the RPI-Infrastructure, under the following conditions:

a.

The Updated Financial CAO shall be calculated for each Construction Milestone or CAO-FinUpdated,i taking into account the CAOi and the CAOReadjustment,i updated at five hundred seventy eight (578) calendar Days after the Investment Period Start Date from the issue date of the respective CAO and the Daily Equivalent Rate in relation to the financing Interest Rate considered in Clause 13.5 and its respective readjustments according to Clause 13.15.

CAO - FinUpdated,i = [CAOBid,i + CAOReadjustmnt,i] * (1 + jreadj,daily)578 - FEi

CAO-FinUpdated = Updated CAOI regarding Construction Milestone i

Jreadj,daily = Daily Equivalent Rate of financing taking into account the readjustment defined in Clause 13.15.

FE = Number of calendar Days, counted from Construction Start Date to CAO issue date.

b.	Once determined the CAO-FinUpdated,i of each Construction Milestone, its respective RPI-ICAO-Fin,i shall be found by means of the following equal payment formula:

RPI - ICAO-Fin,i = Payment (jmonthly, 120, CAO - FinUpdated, i)

RPI-ICAO-Fin,i = This is the irrevocable Compensation for Investments in Infrastructure based on the CAO-FinUpdated.

Payment = Excel formula for annual payments

14.11.

At the end of the Investment Period, the issuance of the CAOs shall have been completed, and the irrevocable RPI-I or RPI-IIrrevocable shall be the sum of the RPI-ICAO-Fin,i—which, in turn, are irrevocable—determined in accordance with the provisions in Clause 14.10.

RPI - I = RPI - ICAO-Fin,i

RPI-I = This is the Irrevocable Compensation for Investments in Infrastructure

NC = Number of Works Progress Certificates.

i = Number of RPI-ICAO-Fin in relation to the number of certificate as applicable

14.12.	The RPI-I shall be paid as of month twenty (20) after the Investment Period Start Date.

14.13.

The complement of the RPI-I or Works Performance Bond, which corresponds to the difference of the RPI-ITotal calculated in Clauses 13.10 and 13.11 less the RPI-I estimated in Clause 14.11, shall be paid in a similar way, subject to the fulfillment of the Service Indicators and the Minimum Service Standards contemplated in Annex IV.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ON THE IRREVOCABLE PAYMENTS OF THE RPI-EQUIPMENT

14.14.

The OPERATING COMPANY may utilize the CAO-E and the CAO-EReadjustment as basis for purposes of structuring financing and flow of Irrevocable Payments of the RPI-Equipment, under the following conditions:

c.

The Updated Financial CAO-E of each Equipment Milestone or CAO-E-FinUpated,i shall be calculated taking into account the CAO-Ei and the CAO-EReadjustment,i updated at five hundred seventy eight (578) calendar Days after the Investment Period Start Date from the issue date of the respective CAO-E and the Daily Equivalent Rate in relation to the financing Interest Rate considered in Clause 13.21 and its respective readjustments according to Clause 13.30.

CAO - E - FinUpdated,i = [CAOBid,i + CAOReadjustment,i] * (1 + jreadj,daily)578 - FE,i

CAO-FinUpdated,i = CAO-E updated in relation to Equipment Milestone i

Jreadj,daily = Daily Equivalent Rate of financing taking into account the readjustment defined in Clause 13.30.

FEi = Number of Calendar Days, counted from Investment Period Start Date until issue date of the CAO-E.

d.	Once determined the CAO-FinUpdated,i of each Equipment Milestone, its respective RPI-ECAO-Fin,i shall be fund by means of the following equal payment formula:

RPI - ECAO-Fin,i = Payment (jmonthly, 60, CAO - E - FinUpdated,i)

RPI - ECAO-Fin,i = This is the Irrevocable Compensation for Investments in Infrastructure based on the CAO-E-FinUpdated.

Payment = Excel formula for yearly payments

14.15.

At the end of the Investment Period, the issuance of the CAO-Es shall have been completed, and the irrevocable RPI-E or RPI-EIrrevocable shall be the sum of the RPI-ECAO-Fin,i—which in turn are irrevocable—determined in accordance with the provisions in Clause 14.14:

RPI - E = RPI - ECAO-Fin,i

RPI-E = This is the Irrevocable Compensation for Investments in Infrastructure

NC =Number of Works Progress Certificates.

I = Number of RPI-ECAO-Fin,i in relation to number of certificate to which it corresponds.

14.16.	The RPI-E shall be paid as of month twenty (20) after the Investment Period Start Date.

14.17.

The RPI-E complement or Equipment Performance Bond, corresponding to the difference of the RPI-ETotal calculated in Clauses 13.26 and 13.27 less the RPI-E estimated in Clause 14.15, shall be paid in a similar way, subject to fulfillment of the Service Indicators and Minimum Service Standards contemplated in Annex IV.

THE CERTIFICATES OF RECOGNITION OF THE IRREVOCABLE RIGHTS OF THE RPI (CR-RPI)

14.18.	The Works and Equipment Progress Certificates (CAO and CAO-E) may back the issue of RPI Recognition Certificates, CR-RPI.

14.19.

The RPI Recognition Certificates shall be issued in accordance with the characteristics noted by the Allowed Debtee or the capital market demands, without contravening the provisions in this AGREEMENT and generating economic or financial imbalances.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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14.20.	The main CR-RPI characteristics, for this AGREEMENT, are the following:

a.	Having as origin the CAO and CAO-E issued according to Clauses 13.4 and 13.19, respectively, a payment scheduling of the irrevocable part of the RPI is made.

b.	Each of the payments of the RPI-ICAO-Fin,i, corresponding to each CAOUpdated,i and of the RPI-ECAO-E-Fin,i, shall be allocated to the Administration and Bonding Trust.

c.	From these flows, the CR-RPI may be generated which are considered quarterly or half-yearly payments, as established by the Financial System or Capital Market.

d.

The face value stated on the CR-RPIs shall be taken into account in accordance with the CAOs issued, and their determination shall be under the responsibility of the OPERATING COMPANY according to its needs or the characteristics noted by the Allowed Debtee or the capital market demands. The term of expiration of payments of CR-RPI shall likewise be established.

e.	The CR-RPIs shall be issued on the date and with the content that the OPERATING COMPANY provides, as long as the requested issue date is as of the issuance of the respective CAOs or CAO-Es.

f.

Without prejudice to any other provision contained in the AGREEMENT, the parties declare that once issued the CRP-RPI, the respective payments shall be made without interruption on the dates that may be indicated, and it shall be a direct, general, unconditional, and irrevocable obligation of ESSALUD to make those payments.

The Right to collect represented in each CR-RPI shall not be conditioned to the approval of the works performed after the issuance of the CAO or CAO-E which gave rise to the C-RPI. Therefore, ESSALUD’s obligations shall not be affected or invalidated by any circumstance, including but not limited to failure, impossibility or impractibility in the use of the Infrastructure for any reason, including but not limited to the total or partial destruction of the Infrastructure due to events of force majeure or unforeseen circumstances, the change of the control or controller of the OPERATING COMPANY, the Termination of the AGREEMENT, any breach or modification of the AGREEMENT, any readjustment of the RPI, and, in general, any event. Furthermore, ESSALUD may not raise defenses, compensations, obligations, counterclaims, non-compliance exceptions, or any other defense or right, derived from the AGREEMENT or otherwise, which may tend to or may aim to delay, retain, reduce, or hinder the payments of the RPI. Likewise, ESSALUD may not take these payments as compensation for any obligation which the OPERATING COMPANY may have.

g.

ESSALUD shall guarantee the payment of the flows of the RPI-IIrrevocable and RPI-EIrrevocable and shall back the financial structuring derived from these flows, though not in the case of the other payments which are developed as established in this AGREEMENT. The taxes are at the expense of the OPERATING COMPANY except withholdings by law.

h.

The CR-PRIs are irrevocable and freely transferable. The Holders of those documents shall be entitled to collect the amount established therein on the dates provided, likewise irrevocably and unconditionally.

i.	The CR-RPIs are issued under Peruvian jurisdiction.

j.

It is stated expressly for the record that the conditions like those listed in Section 5 of this AGREEMENT, related to the suspension of the AGREEMENT, do not constitute an event such that ESSALUD may interrupt or suspend the payment of the CR-RPI within the stipulated terms.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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k.	The delay from time to time in the payment of the RPI shall generate payment of interests set forth in the CR-RPI.

l.

Each and all due and unpaid obligations, contained and represented by any of the CR-RPI’s issued under this AGREEMENT, regardless of their issue or due date, become demandable “pari passu” in relation to any other due and unpaid obligation, and/or any other CR-RPI issued under this AGREEMENT, and for this reason and in relation to every CR-RPI, the same payment dates shall be stated.

m.

In no case may the obligations taken on by ESSALUD in relation to any other project under agreement in execution of the rules for development of investments in works, infrastructure and services be translated into an unfavorable treatment, without any restriction, which, for that purpose, the same payment dates shall be stated for the CR-RPIs which may be issued in accordance with this AGREEMENT.

n.	ESSALUD shall handle pari passu each and all payment obligations contained in the CR-RPIs regardless of whether they have support of a bond backed by ESSALUD or not.

o.	The acceleration of the payments linked to the CR-PIs shall be governed exclusively by the terms and conditions set forth in the aforesaid certificates.

ON THE CONSTRUCTION MILESTONES

14.21.

In accordance with Clause 13.4, the Works Progress Certificates, CAO, have been established, corresponding to each Construction Milestone, CAOi. For purposes of identifying the Construction Milestones which shall give rise to the issuance of each CAO, the instructions shall be followed which are detailed as follows.

14.22.	The Works Execution Schedule shall contain, at minimum, the following:

a)	Clear specification of the work progress, in monthly periods and periods necessary to define the Construction Milestones.

b)

Composition of each Construction Milestone, indicating the quantity of take-offs, as well as the percentage which represents the value of the Construction Milestone in relation to the Value of the Construction Works, determining the period of time in which each Milestone shall be completed.

c)

The valuation of each Construction Milestone shall be carried out in accordance with the unit prices provided in the Final Engineering Assessment (EDI). The resulting Value established in the EDI, as well as the valuation of the Construction Milestone shall only aim to verify that the defined Milestones have the value indicated in letter a) of this clause on the Value of the Work. There shall be no possibility of any readjustment of the CAO determined under Clause 13.9.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ON THE EQUIPMENT MILESTONES

14.23.

In accordance with Clause 13.19, the Equipment Progress Certificates, CAO-E, have been established corresponding to the progress of the Equipment Plan, CAO-Ei. For purposes of determining the progress of the Equipment Plan and which will give rise to the issuance of the CAO-Es, the following instructions shall be followed as detailed below.

14.24.	Within the term defined in Clause 9.1, the OPERATING COMPANY may submit the progress of the Equipment Plan, which shall contain, at minimum, the following:

a)

Clear specification of the Equipment Milestones, indicating the name, description and quantity of equipment, as well as the percentage which represents the value of the progress of the Equipment Plan in relation to the total Value of the Equipment.

b)

The valuation of the Equipment Milestones shall be realized in accordance with the unit prices provided in the Plan. The resulting Value set forth in the Equipment Plan, as well as the valuation of the progress of the Equipment Plan, shall not allow for any readjustment of the CAO-E determined in accordance the Clause 13.25.

MONTHLY PROGRESS CONTROL PROCEDURE

14.25.	Monthly, the OPERATING COMPANY shall submit to ESSALUD a Work Progress Report which shall indicate:

a)	The quantity of take-offs executed, which shall be reviewed and approved by the Supervisor.

b)	The cumulative take-offs, from the Construction Start Date to the month of the report, as well as their distribution in each respective Construction Milestone.

14.26.

The work progress Reports shall be submitted by the OPERATING COMPANY to ESSALUD, within three (3) Days following the completion of the period corresponding to the Report. ESSALUD shall have a term no greater than twenty (20) Days to review the aforesaid document and verify that the Construction Works have been executed in accordance with Annex I of the AGREEMENT and the Final Engineering Assessment.

Within this term, ESSALUD shall proceed in accordance with the following: (i) approve the Work Progress Report in the event that the Works are in conformance; or (ii) request, on one sole occasion, from the OPERATING COMPANY, the remedy of the observations, in a maximum term of thirty (30) Days.

After submitting the remedy of the observations, ESSALUD has a term of ten (10) Days to: (i) approve the Work Progress Report in the event it is in conformance; or (ii) approve the Work Progress Report for the take-offs that are no longer subject to observation, provided this does not condition the progress of the Work in accordance with the AGREEMENT.

With the approval of the last Work Progress Report corresponding to a Construction Milestone, the CAOs shall be issued, according to the indications in Clause 14.29.

14.27.	Monthly, the OPERATING COMPANY shall submit to ESSALUD an Equipment Progress Report which shall indicate:

a)	The name, description and quantity of equipment installed, which shall be reviewed by the Supervisor of Design, Works and Equipment.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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b)

The cumulative value of the equipment for each Group, from the Construction Start Date to the month of the report, as well as their distribution in each Equipment Milestone corresponding to the Report.

14.28.	The Equipment Progress Reports shall be submitted by the OPERATING COMPANY to ESSALUD, within (3) Days following the month corresponding to the Report.

After the request for issuance of a CAO-E by the OPERATING COMPANY, ESSALUD shall have a term of fifteen (15) calendar Days to submit, on one sole occasion, observations on the Equipment, requesting from the OPERATING COMPANY the remedy of the observations, in the maximum term of thirty (30) Days.

After submitting the remedy of the observations, ESSALUD has a term of ten (10) Days to: (i) approve the Equipment Progress Report in the event it is in conformance; or (ii) approve the Equipment Progress Report for the equipment which is not subject to observations, provided this does not condition the progress of the Equipment according to the AGREEMENT.

With the approval of the last Equipment Progress Report corresponding to a Milestone, the issuance of the CAO-E shall commence, in accordance with the indications in the following Clause.

ISSUANCE OF THE CAO AND CAO-ES BY ESSALUD

14.29.	For issuing a CAO or CAO-E, ESSALUD shall observe the following procedure:

a)

ESSALUD shall proceed to issue the CAO or CAO-E in favor of the OPERATING COMPANY in a maximum term of twenty (20) Days from the issuance of the Last Work Progress Repot or the last Equipment Progress Report corresponding to a Construction Milestone or an Equipment Milestone.

In the event that, in the opinion of ESSALUD, all the observations have not been remedied, the value of the CAO or CAO-E shall be reduced in accordance with the unapproved take-offs or unapproved equipment.

In relation to the take-offs or equipment which continue under observation in accordance with the provisions in Clause 14.26 or 14.28, these may be approved in the subsequent Work Progress Reports or Equipment Progress Reports, to the extent that an agreement is reached between the Parties.

At most, the Parties may come to an agreement on the outstanding observations with the issuance of the CAO or CAO-E corresponding to the last Milestone. If no agreement is reached, without prejudice to the issuance of the CAO or CAO-E by the unobserved party, the Parties shall avail themselves of the Dispute Settlement mechanism provided in the AGREEMENT.

b)	The value stated in the COA or CAO-E shall be the value corresponding to the CAO plus the CAOReadjustment, or to the value of the CAO-E plus the CO-EReadjustment, respectively.

c)

In the event that ESSALUD fails to approve the Work Progress Report or the Equipment Progress Report or fails to issue the CAO or CAO-E in the maximum term provided, the OPERATING COMPANY may invoke the suspension of the obligations which are strictly linked to the execution of the works. For such purpose, the general expenditures shall be recognized during the suspension period, with due substantiation, provided they have been agreed between ESSALUD and the OPERATING COMPANY. In the event that the PARTIES do not reach an agreement on the amount of the general expenditures and the method of payment, the dispute shall be settled by means of technical arbitration.

The OPERATING COMPANY shall send a communication to ESSALUD informing it about its decision to suspend the aforementioned obligations of the AGREEMENT, until the Work Progress Report or the Equipment Progress Report is approved or the CAO or CAO-E is issued by ESSALUD. The aforesaid suspension shall become effective as of the receipt, by ESSALUD, of the aforementioned request.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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If the period of the suspension exceeds thirty (30) calendar Days, the OPERATING COMPANY could chose to request the termination of the AGREEMENT in accordance with what is set forth in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 15: ON THE BONDS

OBLIGATIONS PERFORMANCE BOND PRIOR TO INVESTMENT PERIOD START DATE

15.1.

To ensure the performance of the obligations prior to the Operation Period start date, as well as the payment of the penalties and any other sanctions regarding that period, the OPERATING COMPANY shall deliver to ESSALUD as of fifteen (15) Days from the AGREEMENT Signing Date, a bond described in Annex A, which shall be maintained in effect until the Investment Period Start Date.

WORKS AND EQUIPMENT PERFORMANCE BOND

15.2.

To ensure the proper execution of the Works and Provision of Equipment, as well as the Payment of the penalties and any other sanctions regarding them, the OPERATING COMPANY shall deliver to ESSALUD a Works and Equipment Performance Bond, for a maximum amount equal to 10% of the Projected Referential Investment, that is, for the sum of US$4,446,000.00 (Four million four hundred forty six thousand U.S. dollars and zero cents), which shall be done in the way, conditions and amount set forth in Annex A. The aforementioned Bond shall be issued in favor of ESSALUD up to six (6) months after the final Approval of the Works.

15.3.	This bond shall be delivered as of the Investment Period Start Date and shall be issued with an annual effectiveness counted from that date.

15.4.

The aforesaid bond shall be issued by an authorized Local Bank. In the event that this bond is issued by an authorized foreign Bank or any of its subsidiaries or branches, if shall necessarily be confirmed by a Local Bank.

15.5.

Only with ESSALUD’s authorization, may the OPERATING COMPANY submit, alternately, a Surety Policy, which shall be jointly and severally, unconditional, irrevocable, without benefit of prosecution, nor division and automatic realization. This policy shall not have in its conditions any restriction which might affect its immediate execution; otherwise, this bond shall not be accepted by ESSALUD. The Surety Policy shall be issued by a local insurance company, duly authorized by the Superintendence of Banking and Insurance and shall necessarily have reinsurance with a reinsurance company not established in Peru which has a “non-vulnerable” international rating, granted by an international risk rating company, in accordance with the terms and conditions set forth in Resolution SBS [Superintendence of Banking and Insurance] No. 282-2003, or the law which may replace it.

SERVICE PERFORMANCE BOND

15.6.

To guarantee the proper and timely performance of the obligations under the responsibility of the OPERATING COMPANY derived from the signing of the AGREEMENT, as well as the Payment of the penalties and any other sanctions regarding them, the OPERATING COMPANY makes delivery before the start of the Operations Period, of a Service Performance Bond, issued in favor of ESSALUD, which shall remain in effect up to six (6) months after the completion of the term of the AGREEMENT and in possession of ESSALUD.

15.7.

The aforesaid bond shall be granted for annual periods and for the maximum amount equal to 10% of the annual referential RPMO, that is, for the sum of US$5,737,364.10 (Five Million Seven Hundred Thirty Seven Thousand Three Hundred Sixty Four U.S. dollars and ten cents), which shall be done in the way, conditions and amount noted in Annex A. The aforementioned Bond shall be issued in favor of ESSALUD.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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15.8.

This bond shall be issued by an authorized Local Bank. In the event that this bond is issued by an authorized foreign Bank or any of its subsidiaries or branches, it shall necessarily be confirmed by a Local Bank.

EXECUTION OF BONDS

15.9.	The bonds listed in Clauses 15.1, 15,2 and 15.3 may be executed in full or in part for any of the following causes:

a)

In the cases expressly stated in this AGREEMENT and in the event that the OPERATING COMPANY incurs a cause of breach of AGREEMENT in accordance with the provisions in Annex V and provided the breach has not been remedied by the OPERATING COMPANY within the terms granted for such purpose.

b)

In the event that, due to the breach or partial, late or defective performance of the AGREEMENT, a agreed judgment or condemnatory judgment sentences the OPERATING COMPANY to make a payment in favor of ESSALUD, and provided the OPERATING COMPANY has not made the aforesaid payment in the term set forth in the agreed judgment or condemnatory judgment.

15.10.

In the event of partial or full execution of the bonds mentioned in this Section, the OPERATING COMPANY shall refund, or have refunded, the bond (s) at the amount set forth. If the OPERATING COMPANY does not refund the bonds in a term of twenty (20) calendar Days counted from the date on which the total or partial execution thereof was realized, then ESSALUD, by means of a written communication to this end, shall declare the AGREEMENT terminated on the date of that notice and shall proceed to execute the Service Performance Bond for the amount indicated for the penalty.

15.11.

The aforementioned bonds in this Section shall be issued or confirmed by local financial institutions with a equivalent risk rating for long-term investment instruments of not less than AA and for short-term investment instruments less than CP-1, in accordance with Resolution SBS No. 724-2001 and Circular AFP [Retirement Funds Administration] No. 044-2004 issued by the Superintendence of Banking and Insurance; or issued by first-class foreign financial institutions in accordance with Circular No. 025-2006-BCRP published on June 30, 2005, issued by the Central Reserve Bank or in any other future circular which may modify it and in addition, those which may replace it.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 16: INSURANCE REGIME

INSURANCE POLICIES

16.1.

During the effectiveness of this AGREEMENT, the OPERATING COMPANY shall take out, and maintain in force for the respective time, insurance to cover the full service that it will provide, the movable and unmovable property which are under its custody, even its employees, contractors and subcontractors, which are listed in this Section, establishing ESSALUD as additional insured.

16.2.

In this Section, the coverages required for this AGREEMENT are listed, without limitation, constituting the minimum required, but can be extended by the OPERATING COMPANY, in accordance with its own strategic vision of handling and distribution the risks, or to comply with the legal system of the Republic of Peru, or for any other justifiable reason.

16.3.

The insurance on property must cover the risks of loss and/or damage, among others, for theft, robbery, earthquake, tremor, strikes, civilian unrest, intentional damage, vandalism, sabotage, and terrorism, in relation to all the properties which may be under its custody.

CIVIL LIABILITY INSURANCE

16.4.

The OPERATING COMPANY shall comply with taking out civil liability [RC] insurance which will cover any damage, loss or injury which might affect third parties or its properties as a result of any action by the OPERATING COMPANY, its contractors, subcontractors, officials, and/or subordinates in relation to the execution of this AGREEMENT. In this insurance, ESSALUD shall be listed as additional insured. This insurance shall have at least the following coverages:

i.	RC for Sites and Operations.

ii.	RC for Fire, Explosion and Smoke

iii.	RC for activities related to the AGREEMENT (RC Agreement)

iv.	RC for use of firearms (Security)

v.	RC for Parking Area

vi.	RC for Damage to other ESSALUD properties (Adjoining Property).

vii.	RC for construction

viii.	RC for loading and/or unloading

ix.	RC for Sudden, Unforeseen and Accidental Filtration, Pollution or Contamination.

x.

Employer RC with minimum insured amount of US$10,000.00 per person to cover damage that may be caused to its employees. The employees and workers of the subcontractors shall also be included in this insurance or in an independent policy.

xi.	Cross RC: RC for Contractors and/or Subcontractors

xii.	Extra-Contractual RC

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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The minimum insured amount to be taken out for the Civil Liability Policy shall be US$100,000.00 per event (One hundred thousand U.S. dollars and zero cents).

INSURANCE ON CIVIL ENGINEERING WORKS AND/OR INSTALLATION OR ASSEMBLY

16.5.

The OPERATING COMPANY is required to take out, during the Investment Period, insurance against all construction risks (C.A.R. Policies: Construction All Risk), which include Basic coverage A and other coverage in accordance with coverage habitually utilized on the insurance market for this type of activities.

In addition to Basic coverage A, the C.A.R. policy shall have other coverage such as: design risk, use of defective material, design or calculation error, civil liability for personal harm or material damage caused to third parties, waste removal expenditures, extraordinary expenditures, engineering risks, robbery and any other coverage included under a C.A.R. policy up to an insured amount which is amply sufficient to handle any adverse event which may occur during the Investment Period.

Furthermore, the OPERATING COMPANY shall take out an EAR Policy (Erection All Risks).

The policies taken out shall have ESSALUD as sole beneficiary, which shall be obligated to immediately allocate the funds obtained to the reconstruction of the infrastructure in the shortest term possible.

This insurance shall include a Clause wherein it is set forth that the funds obtained from the compensation for any adverse event shall be necessarily allocated to damage caused by the adverse event. This policy shall be in force during the Investment Period.

INSURANCE ON PROPERTIES UNDER AGREEMENT

16.6.	The OPERATING COMPANY shall take out insurance policies against all risks for all Properties under AGREEMENT as of the Inauguration.

Taking out the respective all risk insurance policies shall be adapted to the nature of each item of property composing the Properties under AGREEMENT. The coverage shall be at least the following: partial or total damage caused by water, earthquake, fire, explosion, war, terrorism, vandalism, civilian unrest, robbery, theft, and unlawful appropriation. Regarding the equipment, there must also be, in addition, coverage, at minimum, of the following: defect in manufacture or assembly, lack of expertise, short circuit, breakage due to centrifugal force, as well as coverage for assembly of equipment after completion of Civil Engineering Works, which shall be all risk and shall include the equipment testing period. The insurance policies shall be maintained in effect during the term of the AGREEMENT. This insurance shall include coverage for: (a) cost of repair and/or replacement of the Properties under AGREEMENT; and (b) loss of earnings which covers all earnings that the OPERATING COMPANY ceased to receive during the delays or interruption of the Service, in accordance with the provisions in this AGREEMENT and the Applicable Laws and Provisions.

ALL RISK INSURANCE

16.7.

The OPERATING COMPANY shall comply with taking out the aforementioned policy, which shall start from the delivery of the infrastructure to the OPERATING COMPANY, and shall be maintained in effect during the duration of the AGREEMENT or its renewals.

16.8.

The policy shall include infrastructure, equipment and properties which are in the infrastructure, for all material damage which they may undergo (principally, those expressly required in the AGREEMENT), including risk for faults, errors and hidden defects of the OPERATING COMPANY or of its subcontractor,

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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which may arise after works and equipment completion; faults and defects in the manufacture of the equipment, political risks, risk of nature; and the direct, indirect and consequential losses shall be covered for any kind of adverse event, including expenditures for demolition, cleanup, extra expenditures, and extraordinary expenditures.

16.9.

The OPERATING COMPANY shall declare, to the insurance company, the value of full replacement, including all its facilities, equipment and inventories, as total value of risk exposure. However, the insured amounts shall be, at minimum, the maximum potential loss for each risk. The insured value at all times must include the Clause for value of new replacement.

EMPLOYMENT RISK INSURANCE

16.10.	The OPERATING COMPANY, as employer entity, is obligated to take out a supplementary insurance policy for risk work, as regulated in Law No. 26790 and its enabling regulations and any amendment.

16.11.

Furthermore, the OPERATING COMPANY shall verify that the special services companies, which the contractor is going to use or hire for the furnishing stage, also comply with the laws noted in the preceding paragraph, or, if not, it shall directly take out this insurance at its expense.

16.12.	The Insured amounts and the coverages contemplated shall correspond to the requirements contained in the aforementioned law.

OTHER POLICIES

16.13.

Without prejudice to the mandatory Policies listed in this Clause, the OPERATING COMPANY may, in accordance with it own strategic vision for handling and distributing the risks or rather to comply with the legal system of the Republic of Peru, or for any other justified cause, take out another insurance policy.

ESSALUD may take out, at its expense and cost, insurance on properties of the operation, having coverage such as: events of nature, explosions, vandalism, and civilian unrest, among others. In the event any adverse event arises which affects the properties of the operation, and provided that the cause is not imputable directly or indirectly to the OPERATING COMPANY, ESSALUD shall be liable for the direct and indirect costs, related to the damage caused, as well as the concessions which shall be paid to the insurance companies as the case may be.

Without prejudice to the foregoing, ESSALUD agrees to allocate any compensation that it may obtain derived from the aforementioned policy, to the replacement of the Properties which may have been lost.

Furthermore, it should be specified that the OPERATING COMPANY is not liable for the direct and indirect costs of the damage caused by adverse events not imputable directly to them.

ESSALUD’S RIGHT TO INSURE

16.14.

In the event that the OPERATING COMPANY does not maintain policies in effect, as required therefrom in accordance with this Section, ESSALUD may take them out and pay the premiums at the cost and expense of the OPERATING COMPANY.

16.15.

The OPERATING COMPANY shall reimburse the amount of such premiums plus interest, from their payment by ESSALUD until their reimbursement, at an annual Interest Rate equal to the highest Interest Rate which, during that period, governs in the Peruvian Financial System, without prejudice to the execution of the Service Performance Bond and application of respective penalties. If the reimbursement is not complied with as well as the aforementioned surcharge, ESSALUD shall proceed to immediately execute the Bond up to the amount owed, without prejudice to future actions the aforementioned breach may give rise to; among them, the termination of the AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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EFFECTIVENESS OF THE POLICIES

16.16.

The OPERATING COMPANY undertakes to submit to ESSALUD each year before January 30 of each year, and throughout the term of effectiveness of the AGREEMENT, a list of the insurance policies to be taken out and/or maintained by the OPERATING COMPANY during each year, indicating at least the coverage, insurance company, indicating that the OPERATING COMPANY has complied during the previous year with the terms of this Clause.

16.17.

Without prejudice to the foregoing, during the term of the AGREEMENT and whenever so requested by ESSALUD, the OPERATING COMPANY shall submit credible proof on the effectiveness of the insurance policies.

REVIEW OF THE TERMS FOR TAKING OUT INSURANCE

16.18.

With the intent to help in taking out and/or renewing the aforementioned insurance, the terms of the obligation to take out insurance may be reviewed in exceptional cases by ESSALUD, only if the high cost of the premiums constitutes a real hindrance to taking out insurance. For purposes of determining the afore-described situation, the following rules shall apply:

a)

It shall be considered a real impediment for taking out the required insurance if the price of the lowest of the available premiums on the Peruvian and international market has undergone an increase in value greater than thirty percent (30%) in relation to the premium paid by the OPERATING COMPANY for the same insurance or an analogous insurance in the immediate previous year or period.

b)

The OPERATING COMPANY shall inform ESSALUD regarding the occurrences of this situation at least sixty (60) calendar Days prior to the date on which the coverage or renewal certificates must be submitted, appending a report from an internationally-renowned specialized company other than an insurance broker, agent or advisor of the OPERATING COMPANY, which contains: a substantiated description of the way and amount in which the insurance market conditions have changed in the sense invoked by the OPERATING COMPANY and a reasonable and substantiated proposal on all the new policies and/or amounts which the OPERATING COMPANY, in light of the changes undergone on the market, should take out the greatest protection possible if incurring excessive costs which medium-term make unsustainable the survival of the AGREEMENT.

c)

ESSALUD shall analyze the communication from the OPERATING COMPANY and the aforementioned report from the angle that the costs to take out the required insurance may make unsustainable the survival of the AGREEMENT medium-term and if this is so deemed admissible, it shall accept the proposed modifications to the insurance policies, in a maximum term of thirty (30) calendar Days from the receipt of the report, and also leaving expressly established that the modification of the insurance regime which may be established by ESSALUD for a certain period shall only be effective for the period of one year, and therefore when this period expires, the normal requirements shall take effect again.

16.19.

In the event that the OPERATING COMPANY requests adherence to the provisions set forth in this clause and this request is accepted by ESSALUD, the OPERATING COMPANY shall be the sole liable party in relation to ESSALUD for any loss and/or damage caused which is not covered by the respective insurance.

OPERATING COMPANY’S LIABILITY

16.20.

Taking out policies does not lessen the liability of the OPERATING COMPANY, in the sense that it is directly liable for performing all the obligations set forth in the AGREEMENT without prejudice to any insured liability for any loss, damage, claim, or liability which arise from or is based on, the use, operation, condition, or state of the infrastructure

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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or equipment, from the date on which the delivery of the infrastructure occurs, to the AGREEMENT Termination date, and the OPERATING COMPANY shall compensate, defend and hold harmless ESSALUD, except when those events (i) are caused due to serious negligence or willful misconduct by ESSALUD (or any worker, agent or representative thereof) or (ii) are caused solely or directly by any action taken by ESSALUD; or (iii) are caused by unforeseen circumstances or force majeure.

16.21.

The OPERATING COMPANY shall be exclusively liable in relation to ESSALUD for any damage, loss, claim, or liability which may arise in an act or omission by the OPERATING COMPANY, by its subcontractors or by its personnel, up to a value of twenty percent (20%) of the amount contemplated in the Referential Project corresponding to the Implementation and Equipment Stage, except in the event of proven willful misconduct or fraud by the OPERATING COMPANY, in which case the OPERATING COMPANY shall be liable for up to one hundred percent (100%) of the aforementioned budget.

16.22.

Furthermore, and regardless of the stipulations in this AGREEMENT, the OPERATING COMPANY shall pay the entirety of the sums owed to any person up to the limit of its liability in accordance with the applicable Laws and provisions in the Peruvian State in force at the time in which the damage is caused. The OPERATING COMPANY shall assume the costs of each and all deductibles and/or coinsurance which it may have taken out in the required insurance policies.

OPERATING COMPANY’S OBLIGATIONS

16.23.	Regarding taking out insurance policies, the OPERATING COMPANY shall have the following obligations, without prejudice to the other obligations provided in accordance with this AGREEMENT:

a.

Take out all insurance policies that may be required in accordance with this AGREEMENT with Insurance and Coinsurance Companies with a B+ rating or higher, per information from the SBS and/or Risk Rating Company which may operate in Peru and/or abroad. The Insurance Certificates for each aforementioned Policy shall contain the following:

(i)	A statement wherein ESSALUD appears as additional insured.

(ii)	A statement wherein the Insurance Company has waived subrogation rights in relation to ESSALUD.

b.

Pay the entirety of the amounts owed to any persona in accordance with the applicable laws and provisions, and, in addition, it shall assume the costs of each and all deductibles of the policies taken out. This implies that in the event of an adverse event due to willful misconduct or fault on its part and which was not covered by the aforementioned insurance policies, the OPERATING COMPANY shall be the sole liable party for any potential damage that may have been caused.

c.

The amounts paid by the insurance company in the event of adverse event or occurrence shall necessarily be allocated to compensate, restore, replace, or remedy the damage produced in the adverse event or occurrence or for the purposes that may be derived therefrom.

d.	Comply with the terms and conditions in all the insurance policies in accordance with the provisions in this AGREEMENT.

e.

In the event of an adverse event, the OPERATING COMPANY shall report it without any delay to the insurance company and at the same time it shall give notice thereof to ESSALUD. If the insurance coverage is rejected or the coverage is not accepted due to lack of timely notification of an adverse event, the liability which may be incurred shall be at the expense of the OPERATING COMPANY and releases ESSALUD from all liability.

f.	Submit annually to ESSALUD.

(i)

A list of insurance policies to be taken out and/or maintained during the year in question, indicating at least the coverage, the insurance company, claims filed during the previous year and their current status, and

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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(ii)

A certificate issued by the authorized representative of the insurance company indicating the policies and coverages which the OPERATING COMPANY has taken out during the previous year, in order to demonstrate fulfillment of the terms of this Section.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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g.

Submit whenever requested by ESSALUD, credible proof that all the insurance polices continue in effect and are kept current in payments; where if verified the breach of these obligations, the immediate ejection shall proceed for the Service Performance Bond, without prejudice to the penalties that the aforementioned breach may give rise to, or to the termination of the agreement.

h.

It shall notify ESSALUD, thirty (30) calendar Days in advance of the expiration of the respective policies and the dates on which the renewals thereof shall be made, so that ESSALUD may review and state its opinion regarding conformance of the conditions on which the policies will be issued with the provisions in the AGREEMENT. When the insurance police renewals do not involve a modification of the terms and conditions, it shall only be necessary to report such event, with no need to request its opinion.

INSURANCE COMPANY’S OBLIGATIONS

16.24.	When taking out the insurance policies, Clauses must be stipulated which set forth, for the Insurance Company, the obligation to inform ESSALUD in writing regarding the following situations:

a.

Any breach by the OPERATING COMPANY in the premium payments, at least twenty (20) calendar Days in advance of the date on which the aforesaid breach may result in the suspension of the coverage and/or partial or total cancellation of the policy.

b.	Cancellation or failure to renew any insurance.

16.25.

Furthermore, the respective policy shall set forth that the termination or loss of effectiveness of the policy shall only occur if the insurance company has complied beforehand with the obligation referred to in the preceding numerals.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 17: SOCIO-ENVIRONMENTAL CONSIDERATIONS

SOCIO-ENVIRONMENTAL RESPONSIBILITY

17.1.

After signing the AGREEMENT and during the stages of the AGREEMENT, the OPERATING COMPANY shall assume the responsibility to protect the environment as fundamental obligations of its activities, by implementing the necessary measures to ensure successful environmental management and mechanisms allowing for proper communication with society. Therefore, the OPERATING COMPANY agrees to comply with the provision in Law No. 18611 (General Law on the Environment), related regulations, including those regarding the handling of solid waste and hazardous solid waste, handling hazardous materials, and protection of cultural heritage, among others, in addition to international regulations included in the Peruvian internal legal system.

17.2.

For the purpose of minimizing the negative impacts which may be caused to the environment, the OPERATING COMPANY shall comply, during the Investment Period and the Operation Period, with the specifications and measures defined in the EIA.

17.3.

The OPERATING COMPANY shall be jointly and severally responsible along with the subcontractors for any environmental damage, loss or claim arising from its activities, for which the provisions in this AGREEMENT shall apply, without prejudice to the criminal and administrative penalties. In turn, the OPERATING COMPANY shall also assume exclusive responsibility in relation to third parties for the negative environmental impacts not defined in the EIA.

17.4.

The OPERATING COMPANY shall be responsible for the mitigation of the environmental problems which may be generated in the areas of direct influence, as of the signing of the AGREEMENT, or in the zones outside the areas of influence of the rights generated under this AGREEMENT to the extent that it is demonstrated that the cause of the damage haS arisen as a consequence of the activities conducted in that area. Nevertheless, iF these mitigation measures do not achieve their objective, the OPERATING COMPANY may include additional measures which, in its opinion, contribute to meet the construction conditions indicated in this AGREEMENT regarding the protection of the environment, These measures shall be based on the content and conclusions of the EIA and shall be subject to approval for application..

ENVIRONMENTAL IMPACT ASSESSMENT

17.5.

In terms of its socio-environmental responsibility, the OPERATING COMPANY shall submit to the Competent Environmental Authority, for a favorable technical opinion, the Environmental Impact Assessment (EIA).

The OPERATING COMPANY agrees to make the necessary readjustments which may arise from the review at DIGESA [General Directorate of Environmental Health] after requesting the Environmental Certification from the Ministry of Health (MINSA), Ministry of the Environment (MINAM) or Ministry of Housing (VIVIENDA), as applicable, in the event the process of approval of the Environmental Impact Assessment is found to be operational and defined at any of the aforesaid entities. Otherwise, at DIGESA it shall request the Environmental Certification of the Environmental Impact Assessment, including the Environmental Management Strategy and the development of the Environmental Management Plans, for Solid Wastes and Waste Water, among others which may apply.

17.6.

The EIA must encompass the activities of remodeling and implementation, equipment, provision of services, and maintenance of THE property, and must take into account the area of Torre TRECCA and the adjoining areas; and must contain clearly the environmental diagnosis of the area of influence of the project in relation to the environmental liabilities, previously identified in the AGREEMENT.

17.7.

For preparing the EIA, the OPERATING COMPANY shall hire a consultancy company which will prepare the aforesaid assessment, and this company must be duly registered in the Registry of entities authorized to prepare the aforesaid assessment, and this company must be duly registered in the Registry of entities authorized to prepare Environmental Impact Assessments under the responsibility of the competent environmental authority.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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17.8.

The OPERATING COMPANY is obligated to comply with the terms of the EIA; furthermore, the implementation of the provisions shall be at its exclusive responsibility and expense, without prejudice to the right to file actions against the subcontracted company.

ENVIRONMENTAL LIABILITIES

17.9.

The OPERATING COMPANY shall conduct the identification and evaluation of the environmental liabilities during the preparation of the EIA, which shall form part of the environment base line study thereof, where certain liabilities shall be excluded from its responsibility.

17.10.

In no case shall the OPERATING COMPANY be liable for the environmental contamination or impacts which might have been generated inside or outside the area of influence, as well as in other areas utilized for the installation, use or operation of warehouses, pharmacies or offices, prior to the land inauguration date, even when the contamination effects are produced after the aforesaid date, even when the harmful effects and/or respective claims are produced after the aforesaid date.

17.11.

Regarding the environmental contamination or impacts which might be generated outside the area of influence as of the inauguration date, the OPERATING COMPANY shall be responsible solely in those cases in which it is demonstrated that the cause of the damage was originated in the areas of influence, as long as that environmental damage is imputable thereto. In all those cases where it has not been possible to identify the parties responsible for the environmental liabilities as of the inauguration date, the State shall be the party which progressively assumes their remediation.

SOCIO-ENVIRONMENTAL SPECIFICATIONS

17.12.

The OPERATING COMPANY shall comply, as part of its environmental management, with the legal regulations regarding the handling of solid wastes and hazardous solid wastes, handling hazardous materials, water use, spillage of water and liquid solids, noise, water quality, air quality, hydrocarbon consumption, and zoning, among other environmental aspects regulated by Peruvian legislation. In addition, it shall comply with all obligations listed in the AGREEMENT, observing the legislation in matters which protect the cultural heritage of the Republic of Peru.

17.13.

For handling aspects of the cultural heritage, the following specifications shall be taken into account, without prejudice to the mandatory observance of any other applicable Law or provision which may replace the aforementioned laws and provisions:

a.

Law No. 28296—the General Cultural Heritage Law—recognizes as cultural asset the archeological sites, stipulating administrative sanctions in the event of serious negligence or willful misconduct, in the preservation of the assets of the Cultural Heritage of the Nation.

b.

Supreme Decree No. 017-2003-ED approves the Regulations of Organization and Duties of the National Institute of Culture (INC). This agency constitutes the governmental entity in charge of oversight of enforcement of this law regarding the cultural heritage.

ENVIRONMENTAL REPORTS

17.14.

The OPERATING COMPANY shall deliver, to ESSALUD and to the Supervisor, an environmental report which contains the status of the area, with the respective environmental components which have been affected by the activities and/or Works of the AGREEMENT. In these reports, the OPERATING COMPANY shall provide information on the activities carried out, regarding the obligations set forth in the EIA; list the environmental problems once applied the socio-environmental specifications and environmental management programs, and propose additional measures to mitigate and remedy them.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 18: RELATIONSHIP WITH THIRD PARTIES

AGREEMENT CESSION

18.1.	The OPERATING COMPANY may not transfer its right nor cede its position under the agreement without prior authorization by ESSALUD, except as provided in Letter b) of Numeral 4.3 of this AGREEMENT.

For purposes of authorization, the OPERATING COMPANY shall give notice of its intent to cede its position under the agreement, with the following attachments:

a.	Preparatory agreement or letter of intent for transfer or cession, duly signed by the transferor, in accordance with the procedure and with the corporate majority votes required for the Bylaws.

b.	Documentation which accredits the necessary legal capacity of the transferee.

c.	Documentation which accredits the financial and technical capacity of the transferee, taking into account the provisions in the Statement of Interest and the AGREEMENT.

d.

Agreement whereby the third party agrees to assume any damage or pay any other amount due and payable by the OPERATING COMPANY. In this same agreement, it should be stated that the issuance of the invoice will be under the responsibility of the transferee in accordance with the provisions in the AGREEMENT.

ESSALUD shall evaluate the request submitted by the OPERATING COMPANY acting under a criterion of reasonability, and shall not arbitrarily reject the requested authorization.

18.2.

ESSALUD shall make a written statement in a maximum term of sixty (60) calendar Days from the submission of the request with all the documentation required in this Clause; in the absence of such statement, it shall be understood that the authorization is not granted. The assent of ESSALUD does not release the OPERATING COMPANY from responsibility for the transfer of its rights or cession of its position under the agreement up to a maximum term of one (01) year from the cession approval date; this implies that during this period, the aforesaid company shall be severally and jointly responsible in relation to the new OPERATING COMPANY for the acts carried out until before the transfer or cession. The negative statement or the absence of a statement implies the rejection of the operation.

MANDATORY POINTS IN THE CONTRACTS, COVENANTS AND AGREEMENTS WITH PARTNERS AND THIRD PARTIES

18.3.

In all agreements, covenants or contracts regarding the Works and provision of Services which the OPERATING COMPANY signs with its partners, third parties and personnel in accordance with the conditions and restrictions provided in this AGREEMENT, clauses which contemplate the following points shall be included:

a.

The obligation to have advance, express and written assent from ESSALUD, as applicable, regarding the cession of its position under the agreement or transfer of the rights set forth in the aforementioned agreements, in favor of a duly qualified third party.

ESSALUD shall evaluate the request submitted by the OPERATING COMPANY acting under a criterion of reasonability, and shall not arbitrarily reject the cession of the position under the agreement or transfer of rights.

b.

The termination of the signed agreements and the possibility of cession of position under the agreement to ESSALUD or to whom the latter may designate in the event of Termination or Completion of this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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c.	Acceptance and absolute prevalence of terms and conditions of the AGREEMENT signed between ESSALUD and the OPERATING COMPANY.

d.	The term of effectiveness of the new Agreement must not exceed the term of the original AGREEMENT between ESSALUD and the OPERATING COMPANY.

e.	Forego civil liability actions against ESSALUD and its officials.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 19:	ON THE PERSONNEL

PERSONNEL HIRING

19.1.	The OPERATING COMPANY shall hire the personnel who may be necessary in order to perform, in a proper and timely way, the service under the agreement in all its stages and during the required hours.

19.2.

The appointment of those employees in the units shall be subject to the criteria of the OPERATING COMPANY; nevertheless, the personnel must have the professional profiles envisaged for each position in order to meet the operational expectations.

19.3.

The employment agreements for Peruvian or foreign personnel of the OPERATING COMPANY, the execution of those agreements and the termination of them are subject to the laws which regulate the labor relations of the workers in private activity. Furthermore, the special regimens of employment in the cases which may arise shall be applied.

19.4.

The OPERATING COMPANY shall strictly comply with the labor regulations regarding the formal obligations of the employer (salary ledgers, pay slips, and others), the payment and withholding of the social security contributions, as well as the obligations under the agreement and by law regarding occupational safety and hygiene.

19.5.	The OPERATING COMPANY shall have a team of personnel who, faced with any emergency situation, guarantees the proper provision of the Mandatory Services 24 hours a day.

19.6.

The OPERATING COMPANY is exclusively responsible for paying all labor benefits, such as compensation, work conditions and any other standard or special benefits, due its employees until the date on which the Termination of the AGREEMENT occurred. ESSALUD shall not be liable, in any case, for those debts.

19.7.

In the case that ESSALUD is ordered by the court to pay any debts related to worker compensation, which had been generated while the AGREEMENT was in effect, the former may file actions against the OPERATING COMPANY.

19.8.

Upon completion of the AGREEMENT, ESSALUD shall assign Torre TRECCA to another OPERATING COMPANY or shall directly assume the management thereof in accordance with the procedure set forth in Clauses 23.22 et seq. At that point, the personnel who are working there shall continue working under the new administration.

ON ESSALUD’S PERSONNEL

19.9.

The OPERATING COMPANY, in hiring its personnel, may evaluate the professionals who have been working in the areas related or supplementary to the Service that it may decide to place in the position offered thereby.

19.10.

The OPERATING COMPANY, in the screening process that it may implement for hiring its personnel, may consider hiring ESSALUD’s personnel who request to work at Torre TRECCA, who shall be subject to the internal evaluation and screening criteria and procedures established for these purposes by the OPERATING COMPANY, thus respecting the non-discrimination criteria of the general labor force.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 20:	CONTROL AND SUPERVISION OF THE SERVICES

COMMON PROVISIONS

20.1.

The performance of the duties which, under this AGREEMENT and the applicable Laws and Provisions, must be fulfilled by ESSALUD, in no case shall be subject to authorizations, permits or any statement of will of the OPERATING COMPANY. The latter shall provide all cooperation to facilitate the performance of these duties, where any disrespect shall be interpreted as an infraction subject to penalty under applicable Laws and Provisions.

20.2.

It is established that ESSALUD shall exercise its administrative competencies on its own and/or through a Third Party (Supervisor). The payment of the Supervisor shall be deposited in the Administration and Bonding Trust, except during the period prior to setting up the Administration and Bonding Trust, and ESSALUD shall define the most appropriate supervision payment modality.

20.3.

ESSALUD reserves the right to inspect the provision of services, for which the Central Investments Agreements Development and Management Office shall serve as ESSALUD’s representative and with the composition that the latter deems necessary.

20.4.

The Central Investments Agreements Development and Management Office, under ESSALUD, may exercises as many actions as may be necessary in relation to the verification of the fulfillment of the obligations of the OPERATING COMPANY; otherwise, it may inspect the Services, the Infrastructure, facilities and premises, as well as the documentation, related to the object of the AGREEMENT for the purpose of observing the fulfillment of the Minimum Service Standards and Service Indicators provided for the operation.

20.5.

Furthermore, the body designed at ESSALUD shall take charge of performing the respective audit on the database created by the OPERATING COMPANY, and shall conduct online control on the information recorded there.

20.6.

The OPERATING COMPANY agrees to cooperate with the Supervisor of Design, Works and Equipment, the Agreement and Operations Supervisor, and the Central Investments Agreements Development and Management Office in developing the duties of inspection and control when it has been charged with, acting in good faith and without any qualifications whatsoever.

POWER OF SUPERVISION

20.7.

Notwithstanding, the OPERATING COMPANY is the sole and exclusive party responsible for executing all the Services under this AGREEMENT; the right to conduct the inspection, oversight and control actions are reserved for ESSALUD, whatsoever the stage of execution in which the AGREEMENT is and without prejudice to the aforementioned responsibility.

20.8.

The oversight and control of the Services may be conducted directly or by appointed representatives, through specially designated technicians formally accredited for such purpose. They must conduct the supervision duties during hours which do not hinder or obstruct the provision of the service, taking care to not interfere with the OPERATING COMPANY’s management.

20.9.

Likewise, the OPERATING COMPANY shall provide ESSALUD, the Supervisor or the Central Investments Agreements Development and Management Office, with the necessary facilities for supervision, providing comprehensive and true information on detected risks and facilitating the efforts of Supervision in terms of access to facilities and complementary zones.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ATTRIBUTIONS OF SUPERVISION

20.10.	Under the control and supervision power, ESSALUD or its Supervisor may:

a.	Request in writing the information it deems necessary related to the AGREEMENT for purposes of fully performing its oversight duties.

b.	Request in writing the remedy of the observations which it may issue regarding reports proposed by the OPERATING COMPANY.

c.	Make a statement regarding the legal, economic-financial and technical points related to the AGREEMENT for fulfilling the obligations of the PARTIES.

d.	Access all work facilities and places, with prior notice.

e.	Take necessary measures to verify work quality.

f.	Request immediate removal, from the facilities, of an employee of the OPERATING COMPANY who, during the oversight activities, hinders the oversight actions for which the Supervisor is authorized.

g.	Request in writing, from the respective representatives of the OPERATING COMPANY, the repair or remedy of any potential fault in the execution of the Services.

h.	Others which may be granted thereto by ESSALUD.

ON THE SUPERVISOR OF DESIGN, WORKS AND EQUIPMENT

20.11.

ESSALUD, to supervise the Design, Works and Equipment, may hire a Supervisor and shall give written notice of the Supervisor’s appointment to the OPERATING COMPANY in a maximum term of five (05) calendar Days counted from the signing date of the agreement between ESSALUD and the Supervisor.

20.12.

The Supervisor may be a legal entity, consortium or similar institutions, known in the field and which have not directly provided any kind of services to the OPERATING COMPANY, its shareholders or related companies in the past two (02) years in Peru or abroad. For the selection of the Supervisor, ESSALUD shall take into consideration the necessary formal parameters to determine the suitability of the selected supervisor, taking into account, in addition, the suggestions that may be made by the OPERATING COMPANY regarding the required qualifications and experience of the Supervisor.

20.13.

ESSALUD shall communicate to the OPERATING COMPANY the percentage corresponding to the applicable supervision pay, after hiring the Supervisor in accordance with the provisions in Clauses 20.23 et seq.

20.14.

This Supervisor’s duties shall include, principally, the performance of technical oversight actions during the development of design, works and equipment of the Infrastructure, such that they are executed in accordance with the stipulations in this AGREEMENT, and the Supervisor’s duties may not be transfered in part or in full.

20.15.	In addition, the Supervisor must comply with the following general duties:

a.	Keep updated the files and registry of all technical-administrative information related to the Supervisor’s work of Supervision.

b.	Comply, at minimum, with submission of the following reports upon completion of the works:

(i)	Report of review and verification of the Project

(ii)	Report of works

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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(iii)	Report of equipment

(iv)	Final report of infrastructure

(v)	Final report of the Supervisor’s services of supervision

c.	Review and give conformance to documents submitted by the OPERATING COMPANY, sending them to ESSALUD duly signed by the Head of Supervision.

d.	Make sure that the OPERATING COMPANY prevents, during the execution and completion of the Works, the generation of negative environmental impacts and that it complies with the mitigation measures.

20.16.

The documentation that may be generated during the execution of the Supervision in this stage may not be utilized for purposes other than Supervision, neither during its execution or after its completion, without written authorization granted by ESSALUD.

20.17.	The OPERATING COMPANY shall provide all facilities necessary to fulfill the objectives of the Supervisor, including but not limited to the following:

a.	Access to all work facilities and places at request of Supervisor.

b.	Provide information requested in writing by Supervisor, for fulfillment of its aims.

c.	Allow Supervisor to take measures necessary to verify quality.

d.	In general, all those facilities which may be necessary for proper supervision of works and equipment.

20.18.	Without prejudice to the foregoing, ESSALUD may conduct actions of supervision which must be provided the same facilities by the OPERATING COMPANY.

ON THE AGREEMENT AND OPERATIONS SUPERVISOR

20.19.

ESSALUD reserves the right to inspect the provision of service, for which it may hire an Agreement and Operations Supervisor which shall be a legal entity, consortium or similar institution, which shall not have directly provided any kind of services to the OPERATING COMPANY, its shareholders or related companies in the last two (02) years in Peru, or abroad. For the selection of the Supervisor, ESSALUD shall take into consideration the necessary formal parameters for determining the suitability of the selected supervisor, taking into account, in addition, the suggestions which may be made by the OPERATING COMPANY regarding the qualifications and experience required for the Supervisor.

20.20.

ESSALUD must report in writing the appointment of the Agreement and Operations Supervisor to the OPERATING COMPANY in a maximum term of five (05) calendar Days, counted from the signing date of the agreement between ESSALUD and the OPERATING COMPANY.

20.21.

The Agreement and Operations Supervisor is responsible for conducting the technical oversight actions on the fulfillment of the Minimum Service Standards and Service Indicators defined and the obligations provided in the AGREEMENT; for which the OPERATING COMPANY shall provide all the necessary facilities for the performance of its supervision work, including but not limited to the following:

a.	Access to the facilities at the request of the supervisor.

b.	Provide information which the Supervisor may request in writing, for fulfilling its duties.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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c.	Sent to ESSALUD all the periodic reports concerning the operation of the Services established in this AGREEMENT.

d.	In general, all activities which may be needed for the proper supervision of the AGREEMENT and execution of the Services.

20.22.

The Agreement and Operations Supervisor, in the performance of its duties, shall be entitled to permanent access to all documentation and files concerning any activity related to the outpatient consultation service performed by the OPERATING COMPANY, for which the OPERATING COMPANY agrees to cooperate with the Agreement and Operations Supervisor and the Central Investments Agreements Development and Management Office in the performance of the duties of inspection and control which it has been charged with, acting in good faith and without hesitation of any sort.

REMUNERATION OF THE SUPERVISION

20.23.	The compensation of the Supervision shall be paid monthly and covered by the OPERATING COMPANY.

20.24.	The amounts of compensation for Supervision shall be distributed as follows:

During the stage prior to the start of the Operation Period:

20.24.1.	5% of the Projected Referential Investment without IGV shall be allocated to paying the Supervision of Design, Works and Equipment.

20.24.2.	0.5% of the Projected Referential Investment without IGV shall be allocated to paying Agreement and Operations Supervision.

During the Operation Period:

20.24.3.

Compensation shall be equal to one percent (1%) of Earnings without IGV of the OPERATING COMPANY and shall form part of the RPMO. For such purpose, the earnings from the RPMO shall not be taken as basis for calculation.

20.25.	If ESSALUD stipulates that the amounts of the compensation for Supervision must be greater than the aforementioned amounts, the excess shall form part of the readjustments of the RPI-Infrastructure.

20.26.

During the Stage Prior to the Operation Period, in the face of the lack of operability of the Administration and Bonding Trust, the OPERATING COMPANY shall deposit in a timely fashion, in an account of ESSALUD, the amount corresponding to the Supervision payments in accordance with the provisions in the AGREEMENT and in the signed supervision agreements. The Supervisor, in turn, shall issue its invoice in the name of the OPERATING COMPANY for the payments that the latter may make for the supervision.

20.27.

During the Operation Period, the Supervisor payments shall be made through the Administration and Bonding Trust in accordance with the conditions provided in this AGREEMENT and in the signed supervision agreements.

SECTION 21:	INFRACTIONS AND PENALTIES

NON-PERFORMANCE OF THE AGREEMENT

21.1.

Non-performance of the agreement may be defined as defective performance, partial performance, late performance, or total non-performance, and may be constituted in minor infractions and serious infractions, which shall have the consequences provided in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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21.2.

The non-performance of the obligations of the AGREEMENT shall entail the imposition, on the OPERATING COMPANY, of the penalties set forth in Annex V, without prejudice to the obligation to remedy the harm and damages which, in turn, may be caused or from the deductions on the payments under the responsibility of ESSALUD which may arise in accordance with the provisions in this AGREEMENT. The imposition of penalties shall not apply in those cases where have the non-performance of an obligation has been produced as a consequence of the non-performance, by ESSALUD, of one or more obligations whose execution must be verified prior to or at the same time as the obligation(s) not performed by the OPERATING COMPANY.

21.3.	The OPERATING COMPANY shall not be exempt from liability in the cases in which the non-performance is a consequence of agreements signed with subcontractors.

21.4.

The amount of the penalties shall be directly deducted from the Administration and Bonding Account, on the eleventh calendar Day counted from the day following the notice that is received by the OPERATING COMPANY from ESSALUD, except when the application of the penalties has been questioned in that term in accordance with what is provided in the following numeral.

21.5.

The OPERATING COMPANY may challenge the imposed penalty by means of legal arbitration, in accordance with the Regulations of the National and International Arbitration Center of the Chamber of Commerce of Lima, where the PARTIES submit unconditionally to its regulations, with supplementary application of Legislative Decree No. 1071 which regulates the Arbitration. In this context, the provisions in Numeral 21.10 et seq. shall be applied in relation to the dispute settlement proceeding corresponding to this AGREEMENT. In this case, the enforcement of the penalty is suspended until the results of the arbitration proceedings in accordance with the provisions in Annex B-IV.

If the arbitration decision is favorable to the OPERATING COMPANY, the respective amount shall be deposited in the Administration and Bonding Account in a maximum term of ten (10) calendar Days. Nevertheless, if the decision is favorable to ESSALUD, the amount of the respective penalty shall be disbursed to ESSALUD as part of the remaining resources of the Trust.

21.6.

The payment of the applicable penalties may not be considered as an affectation of the financial flow of the AGREEMENT and for this reason, the rupture of the economic-financial balance can also not be invoked.

Under this AGREEMENT, the serious agreement infractions which may be incurred by ESSALUD shall be those expressly listed in Clause 23.8.

CONSEQUENCES OF THE NON-PERFORMANCE OF THE AGREEMENT

21.7.	Whatever the modality in which the non-performance of agreement by the OPERATING COMPANY may be defined, this may give rise to the legal consequences which are detailed as follows:

a.

Imposition of penalties, without prejudice to the obligation to remedy the harm and damages which, in turn, may be caused, and to deduct the payments under the responsibility of ESSALUD which may apply.

b.

In the event of minor non-performance, the OPERATING COMPANY may proceed to remedy the non-performance for the purpose of remedying the situation in the term determined by ESSALUD with the opinion of the Supervisor, without application of penalties in accordance with the provisos in Numeral 21.17. After the term expires as granted without remedy of the non-performance, the application of the penalty shall proceed.

C.

In the event of serious non-performance, ESSALUD may chose to terminate the AGREEMENT, if the non-performance is not remedied in the term indicated in the following paragraph, with attachment of the Service Performance Bond.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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ESSALUD, in accordance with the provisions in Numeral 21.16, has the power to grant the OPERATING COMPANY a term which, depending on the seriousness of the non-performance, may not be less than sixty (60) calendar Days so that the OPERATING COMPANY may report to the Supervisor of Design, Works and Equipment, with a copy to the Central Investments Agreements Development and Management Office regarding the reasons which gave rise to the serious non-performance, preparing a duly substantiated report wherein the suspension of the non-performance, or the required term for this, shall be accredited. In light of the circumstances of each case, ESSALUD shall evaluate the fault incurred taking into account the effects caused to the services, as well as the suspension of the non-performance or the proposed term for this. In the event that the suspension of the non-performance has not occurred in the term proposed by the OPERATING COMPANY or by ESSALUD, the latter may chose to proceed to terminate the AGREEMENT, without prejudice to the application of the respective penalties.

d.

In the event that the penalties imposed amount to ten percent (10%) of the Projected Referential Investment during the Investment Period or ten percent (10%) of the annual referential RPMO during the Operation Period, ESSALUD shall be authorized to proceed to terminate the AGREEMENT or agree to continue its execution with the imposition of new penalties.

Without prejudice to the foregoing, ESSALUD may, if it deems that it is appropriate to ensure the continuity of the provision of the service, not invoke the termination of the AGREEMENT, and may reach an agreement with the OPERATING COMPANY, in relation to a new limit of penalties.

e.	The OPERATING COMPANY shall cover the costs of the necessary activities to remedy the event which gave rise to the infraction.

f.

Regardless of the penalties which might have applied, the non-performance or the delay in remedying the situations arising from the non-performance by the OPERATING COMPANY shall authorize ESSALUD to adopt the pertinent measures aimed at remedying the deficiencies and to proceed against the bond to replace the incurred expenditures.

21.8.

The application of penalties or any agreement or solution reached by the PARTIES regarding a situation of non-performance shall not restrict the power of the State through is administrative or judicial entities to enforce sanctions against the OPERATING COMPANY for having incurred a legal or administrative fault.

21.9.

The non-performance or delay by the OPERATING COMPANY, caused by the non-performance of an obligation of ESSALUD directly related to its performance or for causes not imputable to the OPERATING COMPANY and that the latter had not been able to predict or avoid, shall be considered as non-performance and shall be subject to the application of penalties until the point in which ESSALUD complies with its obligation or in some other way, performs its obligation or the causes are overcome which have prevented the non-performance of the obligations. In such cases, the terms of the initial period shall be extended until recovering the time of the delay caused.

21.10.

In the event of non-performance of the obligations of ESSALUD, this shall be communicated in a timely fashion to the OPERATING COMPANY or, in the absence thereof, at the request thereof, in order to invoke the regime of suspension of terms; if this is an unjustified non-performance and if it is not reestablished after the expiration of the term granted by the OPERATING COMPANY to do so, or they do not reach an agreement, this shall bring about cause for termination of the agreement.

ON THE PENALTIES

21.11.

Whatever the modality in which this occurs, the non-performance of the obligations of the AGREEMENT or agreement infractions by the OPERATING COMPANY shall entail the imposition of penalties on the terms set forth in this AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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21.12.

The penalties set forth in the chart of penalties shall be objective in that they are based on obligations and diligences explained and detailed in the AGREEMENT, and therefrom their application is not subject to arbitration under the law in regards to their amount or in the power of ESSALUD to apply them.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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21.13.

The penalties shall be applied without prejudice to the obligation to remedy the harm and damage or other legal action which might take place, and to the deductions on the payments under the responsibility of ESSALUD in accordance with what is agreed.

21.14.

The PARTIES agree that the amount of penalties shall be updated annually with the update of the UIT [Peruvian Tax Unit]; in addition to the fact that these penalties may be paid by the OPERATING COMPANY at its discretion in domestic currency (New Soles) or in U.S. dollars at the applicable exchange rate on the payment date of the penalty. Nevertheless, the applicable UIT shall be the UIT at the time of the commission of the infraction.

21.15.

In order to avoid the application of the penalties or major legal consequences, the OPERATING COMPANY may only apply the established procedure for suspension or extension of the term of the agreement due to force majeure, unforeseen circumstances, agreement between the PARTIES, or other procedure covenanted in the AGREEMENT, without possibility to plead as exempt from responsibility for the non-performance of the agreement arising from Agreements that it may sign with third parties.

APPLICATION OF PENALTIES

21.16.

In the event of non-performance of obligations by the OPERATING COMPANY, ESSALUD shall give notice on the detected infraction and may suggest remedial mechanisms of the infractions and their effects by granting a term for their remediation, provided that, previously, the PARTIES have not availed themselves of a dispute settlement proceeding where these mechanisms have been determined by the expert or by the arbitrators; in addition it shall apply the respective penalties in exercise of the powers conferred thereon by the AGREEMENT.

21.17.

In the event that the OPERATING COMPANY accepts ESSALUD’s proposal for the remediation of the infractions and their effects, it shall proceed to execute it. In the absence of an agreement between the PARTIES, the proceeding shall be initiated at the request of ESSALUD or ESSALUD’s Central Investments Agreements Development and Management Office, by substantiated complaint by a third party or ex officio by the designated Supervisor.

21.18.

The proceeding shall be under the responsibility of the Supervisor, which in the cases of non-performance of obligations and provisions listed in the AGREEMENT, shall give detailed notice to the OPERATING COMPANY regarding the detected non-performance and by granting thereto a maximum term of fifteen (15) calendar Days to present its defenses. After the term has transpired for presenting the defenses or after the presentation thereof, the Supervisor shall request from both PARTIES the presentation of evidence which accredits their allegations in a maximum term of ten (10) calendar Days. The PARTIES shall deliver it in a term of ten (10) calendar Days, after which it shall analyze both arguments and in accordance with what is stipulated and in adherence to the provisions for calculating penalties in this AGREEMENT, it shall decide for the certainty of the infractions and the penalties which will be applicable; that decision shall be stated in the Report of Infractions and Penalties and the PARTIES shall be given notice thereof in a maximum term of ten (10) calendar Days in order to carry out the respective collection proceeding.

21.19.

The amount of the penalties shall be deducted directly from the Administration and Bonding Trust, forty eight (48) hours after the receipt of the Report of Infractions and Penalties by ESSALUD. The payment of the applicable penalties may not be considered as an affectation of the financial flow of the AGREEMENT and the rupture of the economic-financial flow may also not be invoked.

21.20.

Once initiated the proceeding to impose penalties, the OPERATING COMPANY may put an end to the proceeding by recognition of its responsibility and voluntary payment, which shall give it a 25% reduction in the penalty determined.

21.21.

To be able to allege recidivism, the prior application of penalty for the same infraction must exist. In these cases, the respective penalty shall apply and as deemed appropriate, ESSALUD may also proceed to terminate the AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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21.22.

In the cases in which the OPERATING COMPANY does not reinitiate or does not comply with its obligations, despite the request by ESSALUD and the application of penalties, ESSALUD shall be authorized to invoke the termination of the AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 22:	DISPUTE SETTLEMENT

APPLICABLE LAW

22.1.

The PARTIES have negotiated, drafted and signed the AGREEMENT in accordance with the applicable Laws and Provisions of Peru, and for this reason, they state that the content, execution, disputes, and any other effects which may arise therefrom shall be governed by the domestic legislation of Peru, which the OPERATION COMPANY states that it knows.

INTERPRETATION CRITERIA

22.2.	In the event of divergences in the interpretation of this AGREEMENT, the PARTIES shall follow this order of ranking to settle such situation:

a.	The AGREEMENT, its amendments and annexes.

b.	The Statement of Interest.

c.	The Private Initiative.

22.3.

The AGREEMENT is signed solely in the Spanish language. If there is any difference between any translation of the AGREEMENT and this version, the text of the AGREEMENT in Spanish shall prevail. The translations of this AGREEMENT shall not be considered for purposes of its interpretation.

22.4.	The terms set forth shall be calculated in days, months or calendar years as applicable.

22.5.

The titles contained in the AGREEMENT have the sole purpose of identification and must not be considered as part of the AGREEMENT, to restrict or broaden its content nor to determine rights or obligations of the PARTIES.

The terms in singular shall include the same terms in plural and vice versa. The terms in masculine include the feminine and vice versa.

22.6.	The use of the disjunction “or” in a list shall be understood as encompassing the exclusion of some of the elements of that list.

22.7.	The use of the conjunction “and” in a list shall be understood as encompassing all the elements of that list.

22.8.

All those costs, expenditures and other items which the OPERATING COMPANY is entitled to for the provision of the service shall be collected in the currency as appropriate under the applicable Laws and Provisions and in conformance with the AGREEMENT.

DISPUTE SETTLEMENT PROCEEDINGS

22.9.

Any dispute or conflict which may arise from the execution, interpretation, termination, inexistence, ineffectiveness, or partial or total invalidity of the AGREEMENT shall be raised by the PARTIES and negotiated and settled, in first instance, by means of direct contact, and may require the assistance of experts, third parties or the opinion of the Agreement and Operations Supervisor on the terms stated in this AGREEMENT.

22.10.

In the event that one of the PARTIES considers, reasonably, that the direct contact instance has been exhausted or, alternately, that the term of sixty (60) Days has been exhausted since the first notice of the existence of the dispute or conflict, the path to resort to arbitration shall be expedited.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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22.11.	The holding of any arbitration proceeding between the PARTIES shall by subject to the following provisions:

a)

The arbitration shall be held in the Chamber of Commerce of Lima for cases of the disputes which are listed in Clause 22.12 and in the respective Offices of the United Nations Commission on International Trade Law for cases of the disputes which are listed in Clause 22.13. All references which are made hereinafter to the “Center of Arbitration” shall be understood on these terms.

b)

As a general rule, the Arbitration Court shall be composed of three (3) members. Each Party shall appoint one (1) arbitrator, and the third shall be appointed by agreement of the two (2) arbitrators appointed by the PARTIES, who in turn shall act as Chair of the Arbitration Court.

c)

Notwithstanding and taking into account the amount of the dispute or its special characteristics, the PARTIES may chose to appoint, by mutual agreement, one Sole Arbitrator, whose actions shall be subject to the rules contained in this Section.

d)

In the case contemplated in letter e), if the two (2) arbitrators do not reach an agreement on the appointment of the third arbitrator, within fifteen calendar Days following the date of appointment of the second arbitrator, the third arbitrator shall be appointed by the Center, as the request of either of the Parties. If one of the Parties does not appoint its respective arbitrator, within the term of Fifteen (15) calendar Days as of the request for appointment, it shall be considered that this Party has waived its right and the respective arbitrator shall be appointed by the Center, at the request of the other Party.

e)

The PARTIES agree that the arbitration decision which may be issued by the Arbitration Court shall be final, without right to appeal and will be immediately enforceable. In this regards, the PARTIES waive the recourse to appeal, cassation or any other means of challenge against the arbitration decision, stating that this decision shall be obligatory, with final compliance and of immediate enforcement, except for causes of annulment strictly provided in the applicable legislation.

f)

In the event that the Arbitration is brought by the OPERATING COMPANY, the notice of the request for arbitration shall be formally served at the domicile indicated in the agreement with a copy to the Central Legal Consultancy Office.

g)

During the development of the arbitration, the PARTIES shall continue with the performance of their obligations under the agreement, to the extent possible, including those covered by the arbitration. If the matter under arbitration was the performance of the obligations guaranteed with the respective performance bond which is in effect, such bond may not be executed and shall be maintained in effect during the arbitration proceeding.

h)

All expenditures which may be generated by the settlement of the dispute, including the fees of the arbitrators who participate in the settlement of a dispute, shall be covered by the losing party. The same rule applies in the event that the party who is sued or countersued acquiesces to or recognizes the plea of the plaintiff or of the respondent. The plaintiff or the respondent who desists from its pleas shall also assume the expenses. In the event that the proceeding is concluded without a statement on the grounds of the pleas for reason of compromise or conciliation, the aforementioned expenses shall be covered in equal parts by the plaintiff and the defendant. Furthermore, in the event that the Decision partially favors the positions of the parties, the Arbitration Court shall decide the distribution of the aforementioned expenses. The costs and expenses such as fees for advisors, internal costs and other expenses imputable individually to a party shall be excluded from what is provided in this clause.

22.12.

When the amount in dispute is less than US$10,000,000.00 (Ten Million U.S. dollars and zero cents), or the equivalent in Peruvian currency, or the dispute is ex officio and/or not quantifiable in money, it shall be settled by arbitration, through a proceeding administered and processed in accordance with the Regulations of Conciliation and Arbitration of the National and International Center for Arbitration of the Chamber of Commerce of Lima, and the PARTIES shall submit unconditionally to its rules. The arbitration shall take place in the city of Lima, and shall be held in the Spanish language.

22.13.

When the amount involved in the Dispute is equal to or greater than US$10,000,000.00 (Ten Million U.S. dollars and zero cents), it shall be settled by means of international ad hoc arbitration through a proceeding processed in accordance with the Rules of Arbitration of the United Nations Commission

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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on International Trade Law, and the PARTIES shall submit unconditionally to its rules. In any of the cases, the arbitration shall take place in the city of Miami, Florida, in the United States of America, and shall be conducted in the Spanish language.

22.14.

The PARTIES state their irrevocable consent in advance so that all differences of this nature may be submitted to any of the arbitration courts listed in the preceding paragraphs. Nevertheless, the PARTIES reserve the right to regulate the appeal in the arbitration offices abroad, and instead, may change the offices or conduct the arbitration proceedings in the city of Lima, provided they so agree to this in writing. In the event that they do not reach an agreement, the right of the OPERATING COMPANY to invoke that appeal, in accordance with the stipulations in the preceding clause, shall be expedited.

22.15.

During the development of the arbitration, the PARTIES shall continue with the performance of their obligations under the agreement, to the extent possible, including with those obligations in arbitration. If the matter in arbitration concerns the performance of the guaranteed obligations with the respective performance bond and which is in effect, if applicable, the respective term will be suspended and this bond may not be executed and shall be maintained in effect during the arbitration proceedings.

THE EXPENSES DERIVED FROM THE DISPUTE SETTLEMENT PROCEEDINGS

22.16.

All expenditures which may be generated by the settlement of the Dispute, including fees for the Arbitrators, shall be covered by the losing Party. Except when the expert or the arbitrators decide otherwise. The costs and expenditures such as the fees for advisors, internal costs or others which may be imputable individually to a Party are excluded from the provisions in this Clause.

WAIVER OF REQUEST FOR DIPLOMATIC PROTECTION

22.17.	The OPERATING COMPANY which holds a nationality other than Peruvian nationality expressly, unconditionally and irrevocably waives filing any diplomatic claim.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 23:	TERMINATION OF AGREEMENT

TERMINATION OF AGREEMENT

23.1.	The AGREEMENT may only be declared completed or terminated with verification of some of the causes set forth in this AGREEMENT.

If any transfer of rights to third parties has been produced with due approval of ESSALUD in relation to this AGREEMENT, the extinction of the Surface right means the termination of the rights granted by the OPERATING COMPANY in favor of those third parties.

TERMINATION DUE TO EXPIRATION OF THE TERM

23.2.	The AGREEMENT will terminate upon expiration of the term set forth in Clause 5.1 or of any extension of term granted in accordance with Section 5.

The termination of the AGREEMENT due to expiration of the agreed term shall not contemplate any compensation for the Investments in Infrastructure and Equipment made for purposes of this AGREEMENT, nor shall entitle to claim any amount of compensation for possible damages that the termination of the AGREEMENT may generate for any of the PARTIES. except in cases of investments made in residual equipment and furniture which had not been paid in full, under the Equipment Replacement and Update Plan (PRAE) prepared by the OPERATING COMPANY, in accordance with the provisions in Clause 9.16 of this AGREEMENT.

TERMINATION BY MUTUAL AGREEMENT

23.3.	The AGREEMENT will be terminated at any time, by written agreement between the PARTIES.

It the AGREEMENT is terminated by mutual agreement between the PARTIES, that agreement shall contain the AGREEMENT settlement mechanism as appropriate. The agreement shall take into account the time transpired since signing the AGREEMENT, the works progress amounts yet to be recognized, the value of the Properties under AGREEMENT in which investments have been made and the circumstances existing on the date on which the PARTIES take this decision, as criteria for determining the settlement mechanism. No amount of compensation at all shall be considered for the damages that may be caused by the termination of the AGREEMENT to the PARTIES.

TERMINATION DUE TO NON-PERFORMANCE BY THE OPERATING COMPANY

23.4.

The AGREEMENT shall be terminated early when the OPERATING COMPANY incurs a serious breach of its obligations under the agreement and it has not been possible to remedy these non-performances in the terms set forth. Without prejudice to the penalties which may apply, causes of serious non-performance of obligations by the OPERATING COMPANY shall be those considered as expressly listed in the following lettered points:

a.	Lack of accreditation of Financial Closing when ninety (90) calendar Days have transpired from the date provided in the AGREEMENT.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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b.	Non-assistance at the Inauguration when thirty (30) calendar Days have transpired from the date and form provided for such purpose.

c.	Failure to submit the Performance Bond for the obligations prior to the Investment Period Start Date, when thirty (30) calendar Days have transpired from the day provided for its submission.

d.	Failure to submit Performance Bond for Works and Equipment, when thirty (30) calendar Days have transpired form the day provided for its submission.

e.	Failure to submit Performance Bond for Service, when thirty (30) calendar Days have transpired from the day provided for its submission.

f.	Failure to initiate Investment Period for causes attributable to the OPERATING COMPANY after thirty (30) calendar Days of delay have transpired in relation to the term set forth in the AGREEMENT.

g.	Failure to complete activities envisaged for the Investment Period, when ninety (90) calendar Days have transpired from the date provided for such purpose.

h.

Serious harm or damage to the environment caused by failure to fulfill recommendations arising from Environmental Impact Assessment, due to causes attributable to the OPERATING COMPANY, when the term has transpired as defined for the remediation of the respective damages, which shall be agreed between the PARTIES.

i.

Transfer of shares representing 25% of the corporate capital of the OPERATING COMPANY which may be property of the Strategic Operator, up to year five (5) of the effectiveness of the AGREEMENT, except with express authorization by ESSALUD.

j.	Verification by the respective Supervisor and/or ESSALUD of collections made by the OPERATING COMPANY from the Accredited Insured for provision of Services provided in this AGREEMENT.

k.	Failure to start Operation Period due to causes imputable to the OPERATING COMPANY, after thirty (30) calendar Days of delay have transpired in relation to the term set forth in the AGREEMENT.

l.

Failure to replace the Performance Bonds listed in Section 15 in the respective terms or in the event that they have been executed due to failure to renew or due to a non-performance imputable to the OPERATING COMPANY in payment of the respective penalties, after thirty (30) calendar Days have transpired.

m.

In the event that the OPERATING COMPANY does not take out, maintain in force or renew the insurance policies set forth in Section 16, with the exception of what is provided in Clause 16.18, provide ESSALUD has not made use of the right stated in Clause 16.14, after thirty (30) calendar Days have transpired.

n.

Disposal of the Properties under AGREEMENT, in a way other than what is provided in the AGREEMENT by the OPERATING COMPANY, without prior, written authorization by ESSALUD, after thirty (30) calendar Days have transpired from the execution of the bond letter, without the replacement of the properties claimed.

o.	Encumber or transfer the Properties under AGREEMENT without ESSALUD’s approval.

p.	File, at the request of the OPERATING COMPANY, a corporate, administrative or judicial proceeding for its dissolution or liquidation.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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q.

Statement of insolvency, dissolution, liquidation, bankruptcy, or appointment of comptroller of the OPERATING COMPANY in accordance with the provisions in the legal precepts in the matter. In these cases, the termination of the AGREEMENT shall be caused when the OPERATING COMPANY becomes aware of and gives notice in that regards, as long as the insolvency, dissolution, liquidation, bankruptcy, or other situation provided in this Clause has not been remedied, in accordance with the law, within one hundred twenty (120) calendar Days following the notice, or within a longer term which may have been established in writing by ESSALUD, which shall be granted when reasonable causes apply, except when fraud is proven in those acts.

r.	File, at the request of the OPERATING COMPANY, a proceeding for merger, division or transformation of companies, or another corporate restructuring, without respective authorization by ESSALUD.

s.

Issuance of an agreed or enforceable final administrative or judicial order for causes imputable to the OPERATING COMPANY which prevent it from performing a substantial part of its business or if the OPERATING COMPANY imposes an attachment, encumbrance or confiscation which affects all the properties under AGREEMENT or a substantial part of those of the OPERATING COMPANY and if any of the measures remain in force for more that ninety (90) calendar Days.

t.	In case of Suspension, if the service is not reestablished after the conclusion of the allowed term of Suspension, without prejudice to the application of the respective penalties.

u.	Serious and unjustified failure to make the monthly payment of the Supervisors in accordance with the provisions in this AGREEMENT and in the signed supervision agreements.

v.	Repeated failure to meet parameters related to investment and/or service levels.

For these purposes, the repeated failure to meet parameters associated with the investment is understood as the imposition of penalties for an amount greater than ten percent (10%) of the Projected Referential Investment due to events occurring during the Investment Period. Furthermore, the repeated failure to meet parameters associated with the Service Levels, with penalties of an amount greater than ten percent (10%) of the Projected Referential Investment per year, in the Operation Period.

w.	That, after signing the Agreement, the misrepresentation in the sworn statement referred to in Numerals 3.5.b and 3.5.c. is demonstrated.

In the event that ESSALUD chooses to Terminate the AGREEMENT, in accordance with the provisions in the preceding Lettered Points, it shall give written notice thereof to the OPERATING COMPANY at least ninety (90) calendar Days in advance regarding the early termination date provided.

23.5.

The termination of the AGREEMENT due to serious breach by the OPERATING COMPANY shall entitle to receive a penalty with compensatory character for all items corresponding o the damage caused due to the breach by the OPERATING COMPANY. This penalty shall be equal to one hundred percent (100%) or the amount of the Performance Bond which is in effect, in the event that it is verified that the cause is related only to the cases of the Operation; subsequently understanding that in the event a cause for breach during the Operation Period is verified, ESSALUD shall be expressly authorized to collect and retain the amount of the aforementioned bond with no right to reimbursement for the OPERATING COMPANY.

23.6.

ESSALUD shall grant to the OPERATING COMPANY a term of sixty (60) calendar Days so that the latter may report to the respective Supervisor, with a copy to ESSALUD’s Central Investments Agreements Development and Management Office regarding the reasons for the serious breaches, preparing a duly substantiated report.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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In light of the circumstances of each case, ESSALUD shall evaluate the fault incurred taking into account the effects caused on the services in order to determine the admissibility of the termination of the AGREEMENT or the application of the respective penalties pursuant to the provisions in Subparagraph c) of Numeral 21.8.

TERMINATION OF THE AGREEMENT DUE TO BREACH BY ESSALUD

23.7.	The OPERATING COMPANY may terminate early the AGREEMENT in the event that ESSALUD incurs serious breach of its obligations under the AGREEMENT.

23.8.	Serious breach of the obligations of ESSALUD shall occur in the following cases:

a.	ESSALUD’s failure to make payments of the RPS.

The OPERATING COMPANY may terminate the AGREEMENT if ESSALUD incurs delay in payment of RPS for more than sixty (60) calendar days.

b.	Failure by ESSALUD in procedure provided for reestablishment of economic-financial balance.

c.	Failure by ESSALUD to issue one of the CAOs in the terms provided in Sections 13 and 14.

d.	Failure by ESSALUD to deliver the Infrastructure of Torre TRECCA in the terms provided in Clause 6.7 and on the conditions provided in Clauses 6.8 et seq.

e.	Encumber or transfer Infrastructure, equipment or land forming part of Torre TRECCA during effectiveness of the Agreement without consent of OPERATING COMPANY.

f.	Failure by ESSALUD to issue the CR-RPIs in accordance with conditions provided in Sections 13 and 14 of this AGREEMENT.

g.

Revocation or modification of the instructions to the fiduciary entity of the Administration and Bonding Trust for transfer and application of funds in accordance with the Guidelines of the Trust set forth in this AGREEMENT, except with approval by OPERATING COMPANY.

h.	Misrepresentation in statements by ESSALUD provided in Clause 3.6.

In the event that OPERATING COMPANY chooses to terminate the AGREEMENT in accordance with the provisions in the preceding lettered points, it shall give written notice thereof to ESSALUD at least ninety (90) calendar Days in advance in relation to the early termination date provided.

23.9.

The Termination of the AGREEMENT due to serious breach by ESSALUD during the period of Operation shall entitle the OPERATING COMPANY to receive compensation equal to one sixth (1/6) of the annual RPMO of the respective period in which the termination is carried out, that is, the amount equal to two months. This payment shall be made in a term of two (2) months from the termination of the AGREEMENT.

23.10.

The Termination of the AGREEMENT during the Investment Period shall entitle the OPERATING COMPANY to recognize the general expenditures which it may incur until the date on which the termination of the AGREEMENT takes effect pursuant to the provisions in Clause 7.3 and the respective compensation that might have been generated in accordance with Section 13, waiving the OPERATING COMPANY any additional claim.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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The payment of the aforementioned compensation shall be made in a term of four (4) months from the termination of the AGREEMENT. In the case of delay in the payment, as well as the payment referred to in Clause 13.9, interest shall accrue in favor of the OPERATING COMPANY equal to the RATE referred to in Clause 13.5 of the AGREEMENT plus a 2% spread until the date of payment.

ESSALUD shall return to OPERATING COMPANY the Service Performance Bond for the amount that may apply, if it has been necessary to execute the bond for non-performances realized by OPERATING COMPANY.

The amounts listed in the preceding clauses shall be the only payments to be recognized in favor of OPERATING COMPANY, which include recognition of various expenditures under the AGREEMENT.

ESSALUD’S POWER TO TERMINATE THE AGREEMENT

23.11.

ESSALUD, by Agreement of its Board of Directors, has power to terminate the AGREEMENT, for reasons of duly substantiated public order or interest, which shall be individualized, justified and developed in an official communication sent to the OPERATING COMPANY not less than six (6) months in advance in the term provided for the Termination thereof. When such case is verified, the investments made on that date shall be acknowledged and paid to the OPERATING COMPANY, in accordance with the procedures for calculation and liquidation provided in this AGREEMENT.

23.12.

The Termination of the AGREEMENT by decision of ESSALUD shall entitle the OPERATING COMPANY to receive a compensation equal to three sixths (3/6) of the annual RPMO corresponding to the period in which the payment of the compensation is made by ESSALUD. Furthermore, Clauses 23.16 et seq. shall apply for the Termination of the AGREEMENT.

TERMINATION OF THE AGREEMENT DUE TO FORCE MAJEURE

23.13.

For purposes of this AGREEMENT, a situation of unforeseen circumstances or force majeure shall exist, provided an event, condition or circumstance not imputable to the PARTIES arises, of an extraordinary, unpredictable or irresistible nature, which prevents any of the PARTIES from complying with the obligations under their responsibility or causes their partial, defective or late performance. The event should be out of reasonable control of the Party invoking the cause, which, despite all reasonable efforts to prevent them or mitigate their effects, cannot prevent the situation of non-performance from arising.

The non-performance of the obligations of any of the PARTIES, as a consequence of the cases listed in Clause 23.13, shall not be sanctioned with the penalties listed in this AGREEMENT, to the extent that such non-performance may be caused by any of the causes provided therein.

23.14.	Force Majeure, in accordance with the provisions in this AGREEMENT and the provisions in the Civil Code, includes, among other events not listed in this Clause, the following events:

(i)	Any act of external, internal or civil war (either declared or undeclared), invasion, armed conflict, blockade, revolution, riot, insurrection, civilian unrest, or acts of terrorism.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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(ii)

Any stoppage or strike of workers or other personnel which does not have a labor relation with the OPERATING COMPANY, which directly affects it due to causes beyond its reasonable control or which are unpredictable.

(iii)	Any discovery of archeological remains which has such a magnitude that it prevents the OPERATING COMPANY from meeting the obligations under its responsibility.

(iv)

Any earthquake, flood, hurricane, tornado, tidal wave, typhoon, cyclone, electrical storm, fire, explosion, or similar event, as long as it affects directly all or part of the Properties under AGREEMENT.

(v)

Partial destruction of the Properties under AGREEMENT by an external event not imputable to the PARTIES, whose remedy requires an investment greater than ten percent (10%) of the Projected Referential Investment.

(vi)

The possible destruction of the Infrastructure, in its entirety, or of a substantial part thereof, or damage to the properties which may cause their total destruction and the impossibility of their recovery, caused by order of any public authority, for causes not imputable to the OPERATING COMPANY.

The obligations affected by an event of Force Majeure as well as the term of the AGREEMENT shall be automatically suspended as of the occurrence of the event of Force Majeure and as long as the aforesaid event may last, where the term of the AGREEMENT is understood as a term equal to the term for which the suspension may last.

23.15.	For exercising the power contained in this Section, the OPERATING COMPANY shall observe the following procedure:

a.

The OPERATING COMPANY shall submit a report to ESSALUD regarding the occurrence of any of the afore-described circumstances, within sixty (60) calendar Days from their occurrence. This report must contain:

a.1	Substantiated description of cause invoked and economic and legal effects thereof.

a.2	Proposal of procedure to be followed for termination of the AGREEMENT.

b.

This proposal shall be delivered to ESSALUD, which shall make a statement in the term of twenty (20) Days to make observations on it. In the absence of a statement, it shall be understood that ESSALUD has given its conformance with the terms of the proposal.

c.

In the event of discrepancies in relation to the procedure proposed by the OPERATING COMPANY, or of part thereof, the discrepancies which may subsist shall be submitted to the arbitration instance set forth in Section 22 of this AGREEMENT.

In the event that the OPERATING COMPANY exercises the choice set forth herein, it shall receive an amount pursuant to what is agreed by the PARTIES.

TERMINATION OF THE AGREEMENT DUE TO NEEDS OF STRUCTURAL REINFORCEMENT

23.16.

If, as a consequence of the execution of the Final Engineering Assessment, the need is demonstrated to make larger investments in the existing structures than those provided in the Referential Project and it was not possible to agree with ESSALUD regarding the readjustment of the investment and of the RPI, the termination of this AGREEMENT shall proceed. This situation, in no case, may be considered as non-performance of the obligations of the PARTIES; subsequently, the execution of the performance bond submitted by the OPERATING COMPANY shall not proceed in relation to this cause.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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EFFECTS OF THE TERMINATION OF THE AGREEMENT

23.17.	The effects of the Termination of the AGREEMENT are as follows:

a.	The Termination of the AGREEMENT produces the obligation of the OPERATING COMPANY to return the Properties under AGREEMENT to ESSALUD.

Sixty (60) calendar Days before the termination of the AGREEMENT, the preparation of the Final Inventory of the Properties shall begin, which shall be concluded ten (10) Days before the Termination of the AGREEMENT. This term shall apply in the cases of Termination of the AGREEMENT due to expiration of the term of the AGREEMENT or in the case of Termination due to unilateral Termination by ESSALUD. In any other cases provided in Section 23 of this AGREEMENT, the term for preparing the Final Inventory of the Properties shall be agreed by the PARTIES.

In the case of termination by mutual agreement, the Final Inventory shall include this agreement as annex of the AGREEMENT which is signed for such purpose.

The Final Inventory of the Properties shall have the approval by ESSALUD.

b.

After the Termination of the AGREEMENT, the OPERATING COMPANY’s activity ceases and its right is extinguished and assumed again by ESSALUD. Furthermore, all the Agreements signed by the OPERATING COMPANY with third parties, related to provisions linked to the execution of provisions under the AGREEMENT shall be extinguished, excepting those which ESSALUD has expressly wanted to keep in effect and has assumed the position in the agreement of the OPERATING COMPANY.

c.	After the Termination of the AGREEMENT, ESSALUD shall carry out the final liquidation in accordance with what is set forth in this Section.

23.18.

ESSALUD, in the term of fifteen (15) Days counted form having made effective the termination of the AGREEMENT, shall return to the OPERATING COMPANY the respective Bonds, in case the entirety of the amounts corresponding to the penalties applied for the breaches provided in the AGREEMENT have been paid.

23.19.

In the event that as of the date of termination of the AGREEMENT, penalties remain unpaid by the OPERATING COMPANY, ESSALUD shall request the payment thereof in accordance with the procedure set forth in Annexes V and B-IV, except when these penalties are being discussed in an arbitration proceeding. In the event that the OPERATING COMPANY fails to make this payment, ESSALUD is authorized to execute the Bond Letters which to date are in effect, whether Works Performance Bonds or Operations Performance Bonds, and shall deduct therefrom the amount due and shall return the remaining balance to the OPERATING COMPANY (whatever the case may be).

23.20.

The amounts listed in this AGREEMENT, as applicable, are the only payments to be recognized in favor of the OPERATING COMPANY, which may include the recognition of the various expenditures under the AGREEMENT, whether the termination was the fault of the OPERATING COMPANY or ESSALUD. In no case shall these be considered as an additional payment to the RPS, but on the contrary, it is understood that these replace the RPS.

23.21.

In any of the cases, the outstanding payments generated in favor of the OPERATING COMPANY corresponding to the RPI in the established terms shall be maintained, Furthermore, the OPERATING COMPANY shall be irrevocably entitled to the actual and timely payment of the RPMO through the Administration and Bonding Trust until the effective date of liquidation. Hereinafter, ESSALUD shall issue

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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instructions to the respective fiduciary in order to stop the disbursements linked to this AGREEMENT. In the event that ESSALUD debts subsist on payments corresponding to the OPERATING COMPANY under this AGREEMENT, ESSALUD shall take responsibility for making effective those payments directly.

IMPACT ON PERSONNEL RELATIONS

23.22.

ESSALUD and the OPERATING COMPANY shall make their best efforts to guarantee the continuity of the Services, as well as the mitigation of any adverse effect for the personnel. Subsequently, if there occur any adverse effects related to filing exemptions for performance, unforeseen circumstances or force majeure, the termination, expiration of early termination of the AGREEMENT due to any circumstance, and/or the filing of arbitration proceedings and/or court actions, the OPERATING COMPANY or ESSALUD, if it is considered indispensable for ensuring the continuity of the services, shall activate the audit procedure described below.

23.23.

After verifying any of the events listed in the preceding clause and either by written communication sent by the OPERATING COMPANY to ESSALUD or at the initiative of the latter, ESSALUD shall assume, as indicated in the following clause, by intervention, the management of the personnel of Torre TRECCA, and shall ensure the uninterrupted payment of compensations and any other social security benefits of the personnel.

23.24.

The effective date of intervention shall be verified within thirty (30) Days from the receipt of the communication referred to in the preceding clause, provide that within that term, the OPERATING COMPANY accredits the performance of the current labor obligations up to that date. ESSALUD shall not assume responsibility arising from the partial, late or defective performance in which the OPERATING COMPANY may be found as of that date in relation to its personnel. After the aforementioned requirements are met, ESSALUD shall succeed, in good standing, the OPERATING COMPANY as employer at Torre TRECCA.

23.25.

Otherwise and during the term stipulated in the preceding paragraph, ESSALUD may choose to commission a third party company which will assume, in capacity of auditor, administrator or fixer, the direct management and administration of Torre TRECCA and/or appoint, by selection process which it deems appropriate for its interests, a new OPERATING COMPANY which will assume the status of employer in place of ESSALUD.

23.26.

Without prejudice to all of the foregoing, the OPERATING COMPANY shall only be irrevocably entitled to the actual and timely payment of the RPMO until the succession of the employer is effectively completed under any of the aforementioned formulas. In that context, the OPERATING COMPANY is authorized to allocate the resources received to the severance of the personnel, including the payment of employment compensation that may apply.

23.27.

The stipulations contained in this Section shall govern in good standing between the PARTIES without prejudice to the filing, processing and/or results of the investigations which might apply in relation to the Labor Authority and/or the courts and tribunals of the Republic of Peru.

PROCEDURE FOR SEVERANCE PAYMENTS DUE TO THE TERMINATION OF THE AGREEMENT

23.28.	Termination due to non-performance by the OPERATING COMPANY:

Without prejudice to the execution of the bonds established in Section 15 when applicable, the OPERATING COMPANY will receive the amounts corresponding to the components of the RPS in accordance with the following procedure:

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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a.

Compensation for Investment in Infrastructure (RPI-I). The RPI-IIrrevocable shall be paid in accordance with the provisions in Clause 14.1.1 and the clause corresponding to New Infrastructure, in accordance with Clause 13.16. This part of the compensation of the RPI which is not conditioned shall be irrevocably paid.

b.

Compensation for Investment in Equipment (RPI-E). If, at the time of the Termination of the Agreement, Investments in Equipment exist whose Compensation for Investment in Equipment (RPI-E) has not been paid off, an equivalent of the RPI-E shall be found at the Interest Rate provided in Clause 13.21. This means that ESSALUD shall agree to pay, for the equipment, an equivalent of the RPI-E which will become irrevocable at the level of the Interest Rate.

c.

Compensation for Maintenance and Operation (RPMO). The Compensation for Maintenance and Operation (RPMO) will be paid up to the date of the Termination of the Agreement, in accordance with the procedure set forth in Clauses 23.4 et seq.

23.29.	Termination due to non-performance by ESSALUD

The OPERATING COMPANY will receive the amounts corresponding to the components of the RPS in accordance with the following procedure:

a.

Compensation for Investment in Infrastructure (RPI-I). It will receive the total of the Compensation for Investment in Infrastructure (RPI-I) determined in Clause 14.1.1, which includes the RPI-IIrrevocable and the part conditioned to the service. It shall proceed similarly with the RPI corresponding to the New Infrastructure.

b.

Compensation for Investment in Equipment (RPI-E). If, at the time of the Termination of the Agreement, Investments in Equipment exist whose Compensation for Investment in Equipment (RPI-E) has not been paid off, ESSALUD shall have the power to continue paying the respective amount or, otherwise, it shall pay the current value of the RPI-Es which have not yet been paid at the RATE of Clause 13.21.

c.

Compensation for Maintenance and Operation (RPMO). The Compensation for Maintenance and Operation (RPMO) will be paid up to the date of the Termination of the Agreement, in accordance with the procedure set forth in Clause 23.4.

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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SECTION 24:	AMENDMENT TO THE AGREEMENT, DOMICILE AND REPRESENTATION

AMENDMENTS TO THE AGREEMENT

24.1.	During the effectiveness of this AGREEMENT, certain amendments may be made, provided there is an agreement between the PARTIES.

24.2.

Any request for amendment, addendum or modification of this AGREEMENT, by any of the PARTIES, shall be submitted with due technical and economic-financial substantiation if applicable, and the other party shall respond to the request in the shortest time possible. The request made in this regards by the OPERATING COMPANY or ESSALUD shall observe the sense of the AGREEMENT, and the economics and technical conditions covenanted in the AGREEMENT between the PARTIES.

24.3.

The modification which is accepted by both PARTIES must be recorded in writing and have the signature of their representatives, in addition to the formalities which may be established for the validity of this AGREEMENT, thus becoming part thereof and subsequently binding for ESSALUD and the OPERATING COMPANY.

24.4.	The modifications must contain the details of their incorporation in the AGREEMENT, as well as clarification of the terms, penalties, guarantees, payouts, and additional compensations if applicable.

DOMICILES AND NOTICES TO PARTIES

24.5.	During the effectiveness of the AGREEMENT, the OPERATING COMPANY shall have legal domicile within the city of Lima, which is shall indicate in the respective annex.

24.6.

Any notice, summons, request, claim, or communication related to this AGREEMENT, including reports and briefs set forth in the AGREEMENT, shall be served at the indicated domiciles, In the event that one of the PARTIES changes its domicile listed in this AGREEMENT, the change shall be communicated to the other party; if not, the last domicile recorded shall be understood to be in force for all purposes and effects of this AGREEMENT.

24.7.

Furthermore, the communications shall be in writing and in accordance with the requirements of form as established for each report or respective communication. For purposes of verification, they shall have the respective acknowledgement of receipt; and for this reason, the communications made by other technological means must be validated by sending the physical document unless agreed otherwise.

REPRESENTATION OF THE PARTIES

24.8.

The legal representatives of both PARTIES must be duly accredited, by having the respective registration in force in the public registries, and must append that Registry Certificate to this AGREEMENT and its modifications, and an authenticated copy in the case of any other documentation which may require their signatures.

Signed in Lima, on August 27, 2010.

[signature]	[signature]

[stamp:] CENTRAL UNDERWRITING MANAGEMENT, APPROVAL, C. RUIZ, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, ALFREDO BARREDO, CHAIRPERSON, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, CARLOS RUIZ, MEMBER, ESSALUD, [signature]	[stamp:] INFRASTRUCTURE DEVELOPMENT COMMITTEE, HEALTH SERVICES, APPROVAL, PUBLIO ROMAN, MEMBER, ESSALUD, [signature]	[stamp:] CENTRAL HEALTH BENEFITS MANAGEMENT, APPROVAL, Dr. A. BARREDO, Central Manager, ESSALUD, [signature]
[stamp:] CENTRAL FINANCE MANAGEMENT - OGA [Administrative Management Office], APPROVAL, P. ROMAN M., Central Manager, ESSALUD, [signature]	[stamp:] CENTRAL INFRASTRUCTURE MANAGEMENT, APPROVAL, L. PEREZ, Control Manager, ESSALUD, [signature]	[stamp:] Central Legal Consultancy Office, OFFICE, APPROVAL, E. TOVAR, Control Head, ESSALUD, [signature]	[stamp:] GENERAL ADMINISTRATION OFFICE, OFFICE, APPROVAL, C. BARRANTES P., ESSALUD, [signature]	[signature] [stamp:] ARISTIDES DE MACEDO MURGEL, LEGAL REPRESENTATIVE

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